Document and Entity Information	3 Months Ended
Mar. 31, 2013
Entity Information [Line Items]
Document Type	S-4/A
Amendment Flag	false
Document Period End Date	Mar 31, 2013
Entity Registrant Name	CyrusOne LP
Entity Central Index Key	0001575810
Entity Filer Category	Non-accelerated Filer

Condensed Consolidated Balance Sheets (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]
Investment in real estate:
Land	$ 44.4	$ 44.5	$ 26.5
Buildings and improvements	740.7	722.5	568.6
Equipment	68.7	52.4	16.1
Construction in progress	92.6	64.2	49
Subtotal	946.4	883.6	660.2
Accumulated depreciation	(192.1)	(176.7)	(131.2)
Net investment in real estate	754.3	706.9	529
Cash and cash equivalents	328.6	16.5	0.6
Rent and other receivables	30	33.2
Restricted cash	2.6	6.3
Goodwill	276.2	276.2	276.2
Intangible assets, net	98.4	102.6	120.7
Due from affiliates	23.2	2.2
Other assets	60.7	67	28.2
Total assets	1,574	1,210.9	954.7
Liabilities and Equity
Accounts payable and accrued expenses	60.3	29.5	22.2
Deferred revenue	51.7	52.8	49
Due to affiliates	8.2	2.9
Capital lease obligations	31	32.2	42.9
Long-term debt	525	525
Related party notes payable			480.2
Other financing arrangements	62.9	60.8	48.2
Other liabilities	18.4	7.6	0.7
Total liabilities	757.5	710.8	643.2
Commitments and contingencies
Equity
Preferred stock, $.01 par value, 100,000,000 authorized; no shares issued or outstanding
Common stock	0.2
Additional paid in capital	335.7	7.1
Accumulated deficit	(3.9)
Partnership units
Partnership capital		493
Total shareholders' equity/Parent's net investments	332	500.1
Noncontrolling interest	484.5
Total Equity	816.5	500.1
Divisional control			311.5
Total liabilities and equity and parent's net investment	$ 1,574	$ 1,210.9	$ 954.7

Condensed Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]
Allowance for doubtful accounts receivable	$ 0.3	$ 0.3
Accumulated amortization, net	$ 42.5	$ 38.2	$ 27.2
Preferred stock par value	$ 0.01	$ 0.01
Preferred stock authorized	100,000,000
Preferred stock issued	0	0
Preferred stock outstanding	0	0
Common stock par value	$ 0.01	$ 0.01
Common stock shares authorized	500,000,000	1,000
Common stock issued	21,871,673	100	0
Common stock outstanding	21,871,673	100

Condensed Consolidated Statements of Operations (USD $) In Millions, except Per Share data, unless otherwise specified	2 Months Ended	1 Months Ended	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Jan. 23, 2013 Predecessor [Member]	Mar. 31, 2012 Predecessor [Member]	Dec. 31, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]
Revenue	$ 45	$ 15.1	$ 52.1	$ 220.8	$ 181.7	$ 127.5
Costs and expenses:
Property operating expenses	15.3	4.8	17.3	76	58.2	43.9
Sales and marketing	2.1	0.7	1.8	9.7	9.1	6.8
General and administrative	5.4	1.5	4.5	20.7	12.5	7
Transaction-related compensation		20
Depreciation and amortization	16.4	5.3	16.4	73.4	55.5	36.2
Transaction costs		0.1		5.7	2.6	9
Management fees charged by CBI			0.7	2.5	2.3	3.6
Loss on sale of receivables to an affiliate			1.2	3.2	3.5	1.8
Asset impairments				13.3
Restructuring costs						1.4
Total costs and expenses	39.2	32.4	41.9	204.5	143.7	109.7
Operating income (loss)	5.8	(17.3)	10.2	16.3	38	17.8
Interest expense	8.4	2.5	10.3	41.8	32.9	11.5
Loss on extinguishment of debt					1.4
(Loss) income before income taxes	(2.6)	(19.8)	(0.1)	(25.5)	3.7	6.3
Income tax (benefit) expense	0.2	0.4	0.6	(5.1)	2.2	2.7
(Loss) income from continuing operations	(2.8)	(20.2)	(0.7)	(20.4)	1.5	3.6
(Gain) loss on sale of real estate improvements				(0.1)		0.1
Net (loss) income	(2.8)	(20.2)	(0.7)	(20.3)	1.5	3.5
Noncontrolling interest in net loss	(1.9)
Net loss attributed to common stockholders	$ (0.9)
Basic weighted average common shares outstanding	20.9
Diluted weighted average common shares outstanding	20.9
Loss per share - basic	$ (0.05)
Loss per share - diluted	$ (0.05)
Dividend declared per share	$ 0.16

Condensed Consolidated Statement Of Equity (USD $)	Total	Predecessor [Member]	Common Stock Issued [Member]	Common Stock Issued [Member] Predecessor [Member]	Additional Paid In Capital[ Member]	Additional Paid In Capital[ Member] Predecessor [Member]	Accumulated Deficit [Member]	Partnership Capital [Member]	Partnership Capital [Member] Predecessor [Member]	Total Shareholder's Equity/ Parent's Net Investment [Member]	Non Controlling Interest [Member]	Partnership Units [Member] Predecessor [Member]	Divisional Control [Member] Predecessor [Member]
Beginning Balance at Dec. 31, 2009													$ 163,400,000
Net Income		3,500,000											3,500,000
Noncontrolling interest allocated net loss
Contribution from Parent		366,700,000											366,700,000
Distribution to Parent													(215,000,000)
Other distributions to Parent, net	(800,000)												(800,000)
Ending Balance at Dec. 31, 2010													317,800,000
Net Income		1,500,000											1,500,000
Noncontrolling interest allocated net loss
Distribution to Parent													(7,800,000)
Ending Balance at Dec. 31, 2011		311,500,000											311,500,000
Beginning Balance at Sep. 30, 2011
Net Income		(300,000)
Ending Balance at Dec. 31, 2011		311,500,000
Net Income		(700,000)
Noncontrolling interest allocated net loss
Ending Balance at Mar. 31, 2012
Beginning Balance at Dec. 31, 2011		311,500,000											311,500,000
Divisional Control Transfer									311,500,000				(311,500,000)
Divisional Control Transfer, Shares
Net Income		(20,300,000)							(20,300,000)
Noncontrolling interest allocated net loss
Other Contributions from Parent		5,400,000							5,400,000
Contribution from Parent		203,500,000				7,100,000			196,400,000
Issuance of partnership units
Common stock issued, shares				100
Issuance of partnership units, units												123,600,000
Ending Balance at Dec. 31, 2012		500,100,000				7,100,000			493,000,000
Ending Balance, Shares at Dec. 31, 2012												123,600,000
Beginning Balance at Sep. 30, 2012
Net Income		(6,900,000)
Contribution from Parent		203,500,000
Ending Balance at Dec. 31, 2012	500,100,000	500,100,000			7,100,000			493,000,000		500,100,000
Net Income	(20,200,000)	(20,200,000)						(20,200,000)		(20,200,000)
Noncontrolling interest allocated net loss
Other Contributions from Parent	1,300,000							1,300,000		1,300,000
Contribution from Parent	19,600,000							19,600,000		19,600,000
Noncontrolling interest effective January 24, 2013					(7,100,000)			(493,700,000)		(500,800,000)	500,800,000
Common stock issued	337,100,000		200,000		336,900,000					337,100,000
Common stock issued, shares			19,000,000
Common stock issued to CBI in exchange for operating partnership units			1,500,000
Common stock issued to CBI in exchange for settlement of IPO costs paid by CBI					7,100,000					7,100,000	(7,100,000)
Common stock issued to CBI in exchange for settlement of IPO costs paid by CBI, shares			400,000
IPO costs	(9,500,000)				(9,500,000)					(9,500,000)
Restricted shares issued			1,000,000
Ending Balance at Jan. 23, 2013
Net Income	(2,800,000)						(2,800,000)			(2,800,000)
Noncontrolling interest allocated net loss	1,900,000						1,900,000			1,900,000	(1,900,000)
Restricted stock compensation	1,200,000				1,200,000					1,200,000
Dividends declared, $0.16 per share	(10,300,000)						(3,000,000)			(3,000,000)	(7,300,000)
Ending Balance at Mar. 31, 2013	$ 816,500,000		$ 200,000		$ 335,700,000		$ (3,900,000)			$ 332,000,000	$ 484,500,000
Ending Balance, Shares at Mar. 31, 2013			21,900,000

Condensed Consolidated Statement Of Equity (Parenthetical) (USD $)	12 Months Ended	2 Months Ended
	Dec. 31, 2012 Common Stock Issued [Member] Predecessor [Member]	Mar. 31, 2013 Accumulated Deficit [Member]	Mar. 31, 2013 Total Shareholder's Equity/ Parent's Net Investment [Member]	Mar. 31, 2013 Non Controlling Interest [Member]
Dividends declared per share		$ 0.16	$ 0.16	$ 0.16
Common stock par value	$ 0.01
Common stock issued, shares	100

Condensed Consolidated Statements of Cash Flows (USD $) In Millions, unless otherwise specified	2 Months Ended	1 Months Ended	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Jan. 23, 2013 Predecessor [Member]	Mar. 31, 2012 Predecessor [Member]	Dec. 31, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]
Cash flows from operating activities:
Net (loss) income	$ (2.8)	$ (20.2)	$ (0.7)	$ (20.3)	$ 1.5	$ 3.5
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	16.4	5.3	16.4	73.4	55.5	36.2
Loss on sale of receivables and other assets				3	3.5	2
Provision for bad debt write off				0.1
Asset impairments				13.3
Loss on extinguishment of debt					1.4
Noncash interest expense				0.3		0.7
Deferred income tax expense, including valuation allowance change				(4.5)	1.6	2.4
Changes in operating assets and liabilities, net of effects of acquisitions:
Increase in receivables and other assets				(31.2)	(1.6)	(4.3)
(Decrease) increase in accounts payable and accrued expenses				(0.6)	3.5	4.2
Increase (decrease) in deferred revenues				3.8	2.3	(1.8)
Increase (decrease) in other liabilities				7.2	(1.7)	0.6
Net cash provided by operating activities	22.9	2	12.5	44.5	66	43.5
Cash flows from investing activities:
Capital expenditures - acquisitions of real estate	(18.2)		(23.4)	(25.4)	(22.4)
Capital expenditures - other development	(26.7)	(7.7)	(29.4)	(202.9)	(95.1)	(29.3)
Proceeds from the sale of assets				0.2
Increase in restricted cash				(11.1)
Release of restricted cash	1.8	1.9		4.8
Advances (to) from affiliates				(18.3)	11.6	(11.6)
Other, net				0.1	0.1	0.4
Net cash used in investing activities	(43.1)	(5.8)	(52.8)	(252.6)	(105.8)	(40.5)
Cash flows from financing activities:
Issuance of common stock	360.5
IPO costs	(23.4)
Borrowings from affiliates, net			44	119.8	66.6	15.5
Repayment of related party note				(400)
Proceeds from issuance of debt				525
Payments on capital lease obligations	(0.6)	(0.6)	(1.6)	(9)	(7)	(10.2)
Payments on financing obligations					(16.2)
Debt issuance costs				(17.2)
Contributions (distributions) from (to) parent, net		0.2	(0.4)	5.4	(7.8)	(3.7)
Other, net			(0.4)		(0.1)	0.3
Net cash provided by financing activities	336.5	(0.4)	41.6	224	35.5	1.9
Net increase (decrease) in cash and cash equivalents	316.3	(4.2)	1.3	15.9	(4.3)	4.9
Cash and cash equivalents at beginning of period	12.3	16.5	0.6	0.6	4.9
Cash and cash equivalents at end of period	328.6	12.3	1.9	16.5	0.6	4.9
Supplemental disclosures
Cash paid for interest	1.8	0.3	10.4	42.4	33	11.4
Acquisition of property on account	18.9	15.7	0.3	7.7	7.6	0.3
Acquisition of property by assuming capital lease obligations or other financing arrangements				11.6	43.7	1.8
Contribution receivable from Parent related to transaction-related compensation		19.6
Acquisition of real estate contributed by parent						2.8
Dividends payable	10.3
Acquisition of business funded by parent debt and divisional control contribution						526.3
Deferred IPO costs		1.7
Assets transferred to parent				2
Deferred IPO costs reclassified to additional paid in capital	9.5
Divisional control contribution funded by settlement of intercompany balances due to Parent				203.5
Divisional control distribution funded by related party notes payable						$ 215

Description of Business	3 Months Ended
Mar. 31, 2013
Description of Business

1. Description of Business

CyrusOne Inc., together with CyrusOne GP, wholly-owned by CyrusOne Inc., through which it holds a controlling interest in CyrusOne LP (the “Operating Partnership”) and the subsidiaries of the Operating Partnership (collectively, “CyrusOne”, “we”, “us”, “our”, and the “Company”) and is an owner, operator and developer of enterprise-class, carrier neutral data centers. Our customers operate in a number of industries, including energy, oil and gas, mining, medical, technology, finance and consumer goods and services. We currently operate 24 data centers located in the United States, United Kingdom and Singapore.

CyrusOne’s operations are primarily conducted through the Operating Partnership. CyrusOne intends to elect the status of and qualify as a REIT under the Internal Revenue Code of 1986 (“the Code”), as amended, for the taxable year ended December 31, 2013.

Formation	3 Months Ended
Mar. 31, 2013
Formation

2. Formation

Prior to November 20, 2012, the Company was a wholly-owned subsidiary of Cincinnati Bell Inc. (“CBI”). In anticipation of the initial public offering of CyrusOne Inc., CBI created CyrusOne Inc., CyrusOne GP and the Operating Partnership as legal entities and wholly-owned subsidiaries of CBI.

On November 20, 2012, the Operating Partnership received a contribution of interests in real estate properties and the assumption of debt and other specified liabilities from CBI in exchange for the issuance of 123,688,687 operating partnership units to CBI.

On January 24, 2013, CyrusOne Inc. completed its initial public offering (“IPO”) of common stock, issuing approximately 19.0 million shares for $337.1 million, net of underwriter’s discount. At which time the Operating Partnership executed a 2.8 to 1.0 reverse unit split, resulting in CBI owning 44.1 million Operating Partnership units. In addition, CBI exchanged approximately 1.5 million of its Operating Partnership’s units for 1.5 million shares of CyrusOne Inc. common stock, and CBI was issued 0.4 million shares of CyrusOne Inc. common stock in repayment for transaction costs paid by CBI. CyrusOne Inc. also issued approximately 1.0 million of restricted stock to its directors and employees. In addition, CyrusOne LP issued operating partnership units equal to the number of CyrusOne Inc. shares of 21.9 million. As of January 24, 2013 the total number of outstanding partnership units was 64.5 million.

On January 24, 2013, CyrusOne Inc., together with CyrusOne GP, purchased approximately 21.9 million or 33.9% of the Operating Partnership’s units for $337.1 million and through CyrusOne GP assumed the controlling interest in the Operating Partnership. CBI retained a non-controlling interest in the Operating Partnership of 66.1%.

Basis of Presentation	3 Months Ended
Mar. 31, 2013
Basis of Presentation

3. Basis of Presentation

The accompanying condensed consolidated financial statements as of December 31, 2012 and for the periods ended January 23, 2013 and March 31, 2012, were prepared using CBI’s historical basis in the assets and liabilities of its data center business. The condensed consolidated financial statements include all revenues, costs, assets and liabilities directly attributable to the data center business. In addition, certain expenses reflected in the consolidated financial statements include allocations of corporate expenses from CBI, which in the opinion of management are reasonable (see further discussion at Note 12). Such condensed consolidated financial statements do not fully reflect what CyrusOne’s financial position, results of operations and cash flows would have been had CyrusOne been a stand-alone company during these respective periods. As a result, historical financial information is not necessarily indicative of CyrusOne’s future results of operations, financial position and cash flows. The financial statements for the period prior to the effective date of the IPO, January 24, 2013, are deemed to be the financial statements of the “Predecessor” company and the periods subsequent to January 24, 2013 are deemed to be the financial statements of the “Successor” company. The financial statements for the Predecessor periods are considered combined and the financial statements for the Successor periods are considered consolidated.

In addition, the accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and should be read in conjunction with the financial statements and notes thereto included in our Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the Securities and Exchange Commission (“SEC”) on March 29, 2013. Certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been omitted from this report on Form 10-Q pursuant to the rules and regulations of the SEC.

It should also be noted that the results for the interim periods shown in this report are not necessarily indicative of future financial results. The accompanying condensed consolidated financial statements have not been audited by our independent registered public accounting firm. In the opinion of management, the accompanying unaudited condensed consolidated financial statements include all adjustments necessary to present fairly our financial position as of March 31, 2013 and December 31, 2012 and our results of operations and our cash flows for the periods ended March 31, 2013 (January 24, 2013 to March 31, 2013), January 23, 2013 (January 1, 2013 to January 23, 2013) and March 31, 2012. These adjustments are of a normal recurring nature.

Significant Accounting Policies	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Significant Accounting Policies

4. Significant Accounting Policies

Use of Estimates—Preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the condensed consolidated financial statements and accompanying notes. These estimates and assumptions are based on management’s knowledge of current events and actions that we may undertake in the future. Estimates are used in determining the fair value of leased real estate, the useful lives of real estate and other long-lived assets, future cash flows associated with goodwill and other long-lived asset impairment testing, deferred tax assets and liabilities and loss contingencies. Estimates were also utilized in the determination of historical allocations of shared employees’ payroll, benefits and incentives and management fees. Actual results may differ from these estimates and assumptions.

Investments in Real Estate—Investments in real estate consist of land, buildings, improvements and integral equipment utilized in our data center operations. Real estate acquired from third parties has been recorded at its acquisition cost. Real estate acquired from CBI and its affiliates has been recorded at its historical cost basis. Additions and improvements which extend an asset’s useful life or increase its functionality are capitalized and depreciated over the asset’s remaining life. Maintenance and repairs are expensed as incurred.

When we are involved in the construction of structural improvements to leased property, we are deemed the accounting owner of the leased real estate. In these instances, we bear substantially all the construction period risk, including managing or funding construction. These transactions generally do not qualify for sale-leaseback accounting due to our continued involvement in these data center operations. At inception, the fair value of the real estate, which generally consists of a building shell, and our associated obligation is recorded as construction in progress. As construction progresses, the value of the asset and obligation increases by the fair value of the structural improvements. When construction is complete, the asset is placed in service and depreciation commences. Leased real estate is depreciated to the lesser of (i) its estimated fair value at the end of the term or (ii) the expected amount of the unamortized obligation at the end of the term. The associated obligation is presented as other financing arrangements in the accompanying condensed consolidated balance sheets.

When we are not deemed the accounting owner, we further evaluate leased real estate to determine whether the lease should be classified as a capital or operating lease. One of the following four characteristics must be present to classify a lease as a capital lease: (i) the lease transfers ownership of the property to the lessee by the end of the lease term, (ii) the lease contains a bargain purchase option, (iii) the lease term is equal to 75% or more of the estimated economic life of the leased property or (iv) the net present value of the lease payments are at least 90% of the fair value of the leased property.

Construction in progress includes direct and indirect expenditures for the construction and expansion of our data centers and is stated at its acquisition cost. Independent contractors perform substantially all of the construction and expansion efforts of our data centers. Construction in progress includes costs incurred under construction contracts including project management services, engineering and schematic design services, design development, construction services and other construction-related fees and services. Interest, property taxes and certain labor costs are also capitalized during the construction of an asset.

Cash and Cash Equivalents—Cash and cash equivalents include all non-restricted cash held in financial institutions and other non-restricted highly liquid short-term investments with original maturities at acquisition of three months or less.

Restricted Cash—Restricted cash consists of funds held in escrow to fund construction.

Goodwill—Goodwill represents the excess of the purchase price over the fair value of net assets acquired in connection with business acquisitions. We perform impairment testing of goodwill, at the reporting unit level, on an annual basis or more frequently if indicators of potential impairment exist. The fair value of our reporting unit was determined using a combination of market-based valuation multiples for comparable businesses and discounted cash flow analysis based on internal financial forecasts incorporating market participant assumptions. There were no impairments recognized for any of the periods presented.

Long-Lived and Intangible Assets—Intangible assets represent purchased assets that lack physical substance, but can be separately distinguished from goodwill because of contractual or other legal rights or because the asset is capable of being sold or exchanged, either on its own or in combinations with a related contract, asset, or liability. Intangible assets with finite lives consist of trademarks, customer relationships, and a favorable leasehold interest.

Management reviews the carrying value of long-lived assets, including intangible assets with definite lives, when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Examples of such indicators may include a significant adverse change in the extent to which or manner in which the property is being used, an accumulation of costs significantly in excess of the amount originally expected for acquisition or development, or a history of operating or cash flow losses. When such indicators exist, we review an estimate of the undiscounted future cash flows expected to result from the use of an asset (or group of assets) and its eventual disposition and compare such amount to its carrying amount. We consider factors such as future operating income, leasing demand, competition and other factors. If our undiscounted net cash flows indicate that we are unable to recover the carrying value of the asset, an impairment loss is recognized. An impairment loss is measured as the amount by which the asset’s carrying value exceeds its estimated fair value. There were no impairments recognized for any of the periods presented.

Deferred Costs—Deferred costs include both deferred leasing costs and deferred financing costs. Sales commissions incurred at the commencement of a new lease are capitalized and amortized over the term of the customer lease. Amortization of deferred leasing costs is presented with depreciation and amortization in the accompanying condensed consolidated statements of operations. If a lease terminates prior to the expected life of the customer relationship, the remaining unamortized cost is written off to amortization expense.

Deferred financing costs include costs incurred in connection with issuance of debt and the revolving credit facility. These financing costs are capitalized and amortized over the term of the debt or revolving credit facility and are included as a component of interest expense.

Other Financing Arrangements—Other financing arrangements represent leases of real estate where we are involved in the construction of structural improvements to develop buildings into data centers. When we bear substantially all the construction period risk, such as managing or funding construction, we are deemed to be the accounting owner of the leased property and, at the lease inception date, we are required to record at fair value the property and associated liability on our condensed consolidated balance sheet. These transactions generally do not qualify for sale-leaseback accounting due to our continued involvement in these data center operations.

Revenue Recognition—Colocation rentals are generally billed monthly in advance, and some contracts have escalating payments over the term of the contract. If rents escalate without the lessee gaining access to or control over additional leased space or power, and the lessee takes possession of, or controls the physical use of the property (including all contractually committed power) at the beginning of the lease term, the rental payments by the lessee are recognized as revenue on a straight-line basis over the term of the lease. If rents escalate because the lessee gains access to and control over additional leased space or power, revenue is recognized in proportion to the additional space or power in the years that the lessee has control over the use of the additional space or power. The excess of revenue recognized over amounts contractually due is recognized in other assets in the accompanying condensed consolidated balance sheets.

Some of our leases are structured on a full-service gross basis in which the customer pays a fixed amount for both colocation rental and power. Other leases provide that the customer will be billed for power based upon actual usage which is separately metered. In both cases, this revenue is presented on a gross basis in the accompanying condensed consolidated statements of operations. Power is generally billed one month in arrears, and an estimate of this revenue is accrued in the month that the associated costs are incurred. We generally are not entitled to reimbursements for real estate taxes, insurance or other operating expenses.

Revenue is recognized for services or products that are deemed separate units of accounting. When a customer makes an advance payment which is not deemed a separate unit of accounting, deferred revenue is recorded. This revenue is recognized ratably over the expected term of the customer relationship, unless the pattern of service suggests otherwise.

Certain customer contracts require specified levels of service or performance. If we fail to meet these service levels, our customers may be eligible to receive credits on their contractual billings. These credits are recognized against revenue when an event occurs that gives rise to such credits.

Property Operating Expenses—Property operating expenses generally consist of electricity, salaries and benefits of data center operations personnel, real estate taxes, security, rent, insurance and other site operating and maintenance costs.

Sales and Marketing Expense—Sales and marketing expense is comprised of compensation and benefits associated with sales and marketing personnel as well as advertising and marketing costs.

General and Administrative Expense—General and administrative expense is comprised of salaries and benefits of senior employees and support functions, such as legal and consulting.

Depreciation and Amortization Expense—Depreciation expense is recognized over the estimated useful lives of real estate applying the straight-line method. The useful life of leased real estate and leasehold improvements is the lesser of the economic useful life of the asset or the term of the lease, including optional renewal periods if renewal of the lease is reasonably assured. The residual value of leased real estate is estimated as the lesser of (i) the expected fair value of the asset at the end of the lease term or (ii) the expected amount of the unamortized liability at the end of the lease term. Estimated useful lives are periodically reviewed.

Amortization expense is recognized over the estimated useful lives of finite-lived intangibles. An accelerated method of amortization is utilized to amortize our customer relationship intangible, consistent with the benefit expected to be derived from this asset. We amortize trademarks, favorable leasehold interests, deferred leasing costs and deferred sales commissions, over their estimated useful lives. The estimated useful life of trademarks and customer relationships is eight to 15 years. In addition, we have a favorable leasehold interest related to a land lease that is being amortized over the remaining lease term of 56 years.

Transaction-related compensation—During the period ended January 23, 2013, the Company received an allocated compensation charge from CBI of $20.0 million for the settlement of its long-term incentive plan associated with the completion of the IPO. The amount was determined by CBI and allocated to CyrusOne Inc. on January 23, 2013 and reflected as expense and contributed capital in the respective period.

Transaction Costs—Transaction costs represent legal, accounting and professional fees incurred in connection with the formation transactions, our qualification as a REIT and completed and potential business combinations. Transaction costs are expensed as incurred.

Income Taxes—The Company was included in CBI’s consolidated tax returns in various jurisdictions for all Predecessor periods. In the accompanying financial statements, the Predecessor periods reflect income taxes as if the Company was a separate stand-alone company. The income tax provision consists of an amount for taxes currently payable and an amount for tax consequences deferred to future periods.

CyrusOne Inc. will elect to be taxed as a REIT under the Code, as amended, commencing with our taxable year ended December 31, 2013. Provided we qualify for taxation as a REIT and continue to meet the various qualification tests mandated under the Code, we are generally not subject to corporate level federal income tax on the earnings distributed currently to our stockholders. If we fail to qualify as a REIT in any taxable year, our taxable income will be subject to federal income tax at regular corporate rates and any applicable alternative minimum tax.

While the REIT and Operating Partnership do not pay federal income taxes, we are still subject to foreign, state and local income taxes in the locations in which it conducts business. Our taxable REIT subsidiaries (“TRS”) are also subject to federal and state income taxes to the extent there is taxable income.

Deferred income taxes are recognized in certain entities. Deferred income taxes are provided for temporary differences in the bases between financial statement and income tax assets and liabilities. Deferred income taxes are recalculated annually at rates then in effect. Valuation allowances are recorded to reduce deferred tax assets to amounts that are more likely than not to be realized. The ultimate realization of the deferred income tax assets depends upon on our ability to generate future taxable income during the periods in which basis differences and other deductions become deductible and prior to the expiration of the net operating loss carryforwards.

We have no liabilities for uncertain tax positions as of March 31, 2013. The earliest tax year for which we are subject to examination is 2010.

Foreign Currency Translation and Transactions—The financial position of foreign subsidiaries is translated at the exchange rates in effect at the end of the period, while revenues and expenses are translated at average rates of exchange during the period. Gains or losses from translation of foreign operations where the local currency is the functional currency are included as components of accumulated other comprehensive income (loss). Gains and losses from translation and foreign currency transactions were immaterial for all periods presented.

Comprehensive Income (Loss)—Comprehensive income (loss) represents the change in net assets of a company from transactions and other events from non-owner sources. Comprehensive income (loss) equaled our net income (loss) for all periods presented.

Stock-Based Compensation—For all the Predecessor periods presented, some of our employees participated in CBI’s stock-based compensation plans. CBI values all share-based payments to employees at fair value on the date of grant and expenses this amount over the applicable vesting period. The fair value of stock options and stock appreciation rights was determined using the Black-Scholes option-pricing model using assumptions such as volatility, risk-free interest rate, holding period and expected dividends. The fair value of stock awards was based upon the closing market price of CBI’s common stock on the date of grant. For all share-based awards, a forfeiture rate is estimated based upon historical forfeiture patterns. The forfeiture rate reduces the total fair value of the awards that was recognized as compensation expense. For graded vesting awards, CBI’s policy is to recognize compensation expense on a straight-line basis over the vesting period. Certain employees have been granted awards, which are indexed to the change in CBI’s common stock price, which were cash settled. The accompanying condensed consolidated financial statements include an allocation of stock-based compensation costs for awards granted to our employees. Upon completion of our IPO and as follows, all benefits were either accelerated vested or terminated and settled by CBI with each respective employee.

In conjunction with the IPO, our Board of Directors adopted the 2012 Long-Term Incentive Plan (“LTIP Plan”). See further discussion in Note 10.

Fair Value Measurements—Fair value measurements are utilized in accounting for business combinations and testing of goodwill and other long-lived assets for impairment. Fair value of financial and non-financial assets and liabilities is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The three-tier hierarchy for inputs used in measuring fair value, which prioritizes the inputs used in the methodologies of measuring fair value for asset and liabilities, is as follows:

Level 1—Observable inputs for identical instruments such as quoted market prices;

Level 2—Inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, yield curves, etc.), and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market corroborated inputs); and

Level 3—Unobservable inputs that reflect our determination of assumptions that market participants would use in pricing the asset or liability. These inputs are developed based on the best information available, including our own data.

Business Segments—Business segments are components of an enterprise for which separate financial information is available and regularly viewed by the chief operating decision maker to assess performance and allocate resources. Our chief operating decision maker reviews our financial information on an aggregate basis. Furthermore, our data centers have similar economic characteristics and customers across all geographic locations, our service offerings have similar production processes, deliver services in a similar manner and use the same types of facilities and similar technologies. As a result, we have concluded that we have one reportable business segment.

Earnings per share—For all periods subsequent to January 23, 2013, we will present Earnings Per Share (“EPS”) data. Basic EPS include only the weighted average number of common shares outstanding during the period. Diluted EPS includes the weighted average number of common shares and the dilutive effect of stock options, restricted stock and share unit awards and convertible subordinated notes outstanding during the period, when such instruments are dilutive.

All outstanding unvested share-based payment awards that contain rights to nonforfeitable dividends are treated as participating in undistributed earnings with common shareholders. Awards of this nature are considered participating securities and the two-class method of computing basic and diluted EPS must be applied.

2. Significant Accounting Policies

Use of Estimates—Preparation of the combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the combined financial statements and accompanying notes. These estimates and assumptions are based on management’s knowledge of current events and actions that we may undertake in the future. Estimates are used in determining the fair value of leased real estate, the useful lives of real estate and other long-lived assets, future cash flows associated with goodwill and other long-lived asset impairment testing, deferred tax assets and liabilities and loss contingencies. Estimates were also utilized in the determination of historical allocations of shared employees payroll, benefits and incentives and management fees. Actual results may differ from these estimates and assumptions.

Investments in Real Estate—Investments in real estate consist of land, buildings, improvements and integral equipment utilized in our data center operations. Real estate acquired from third parties has been recorded at its acquisition cost. Real estate acquired from CBI and its affiliates has been recorded at its historical cost basis. Additions and improvements which extend an asset’s useful life or increase its functionality are capitalized and depreciated over the asset’s remaining life. Maintenance and repairs are expensed as incurred.

When we are involved in the construction of structural improvements to the leased property, we are deemed the accounting owner of leased real estate. In these instances, we bear substantially all the construction period risk, such as managing or funding construction. These transactions generally do not qualify for sale-leaseback accounting due to our continued involvement in these data center operations. At inception, the fair value of the real estate, which generally consists of a building shell, and our associated obligation is recorded as construction in progress. As construction progresses, the value of the asset and obligation increases by the fair value of the structural improvements. When construction is complete, the asset is placed in service and depreciation commences. Leased real estate is depreciated to the lesser of (i) its estimated fair value at the end of the term or (ii) the expected amount of the unamortized obligation at the end of the term. As of December 31, 2012 and 2011, leased assets, where we are deemed the accounting owner, were $60.8 million and $48.2 million, respectively. The associated obligation is presented as other financing arrangements in the accompanying combined balance sheets.

When we are not deemed the accounting owner, we further evaluate leased real estate to determine whether the lease should be classified as a capital or operating lease. One of the following four characteristics must be present to classify a lease as a capital lease: (i) the lease transfers ownership of the property to the lessee by the end of the lease term, (ii) the lease contains a bargain purchase option, (iii) the lease term is equal to 75% or more of the estimated economic life of the leased property or (iv) the net present value of the lease payments are at least 90% of the fair value of the leased property. As of December 31, 2012 and 2011, capital lease assets included in investment in real estate were $61.4 million and $59.2 million, respectively.

Construction in progress includes direct and indirect expenditures for the construction and expansion of our data centers and is stated at its acquisition cost. Independent contractors perform substantially all of the construction and expansion efforts of our data centers. Construction in progress includes costs incurred under construction contracts including project management services, engineering and schematic design services, design development, construction services and other construction-related fees and services. Interest, property taxes and certain labor costs are also capitalized during the construction of an asset. Capitalized interest in 2012, 2011, and 2010 was $2.7 million, $2.6 million, and $0.5 million, respectively. These costs are depreciated over the estimated useful life of the related assets.

Depreciation is calculated using the straight-line method over the estimated useful life of the asset. Useful lives range from 20 to 48 years for buildings, 3 to 25 years for building improvements, and 3 to 5 years for equipment. Leasehold improvements are amortized over the shorter of the asset’s useful life or the remaining lease term, including renewal options which are reasonably assured.

Cash and Cash Equivalents—Cash and cash equivalents consist of funds on deposit at financial institutions.

Restricted Cash—Restricted cash consists of funds held in escrow to fund construction.

Goodwill—Goodwill represents the excess of the purchase price over the fair value of net assets acquired in connection with business acquisitions. We perform impairment testing of goodwill, at the reporting unit level, on an annual basis or more frequently if indicators of potential impairment exist. The fair value of our reporting unit was determined using a combination of market-based valuation multiples for comparable businesses and discounted cash flow analysis based on internal financial forecasts incorporating market participant assumptions. The fair value of each reporting unit exceeded its corresponding carrying value; therefore, no impairments were recognized in 2012, 2011 or 2010.

Long-Lived and Intangible Assets—Intangible assets represent purchased assets that lack physical substance, but can be separately distinguished from goodwill because of contractual or other legal rights or because the asset is capable of being sold or exchanged, either on its own or in combinations with a related contract, asset, or liability. Intangible assets with finite lives consist of trademarks, customer relationships, and a favorable leasehold interest.

Management reviews the carrying value of long -lived assets, including intangible assets with definite lives, when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Examples of such indicators may include a significant adverse change in the extent to which or manner in which the property is being used, an accumulation of costs significantly in excess of the amount originally expected for acquisition or development, or a history of operating or cash flow losses. When such indicators exist, we review an estimate of the undiscounted future cash flows expected to result from the use of an asset (or group of assets) and its eventual disposition and compare such amount to its carrying amount. We consider factors such as future operating income, leasing demand, competition and other factors. If our undiscounted net cash flows indicate that we are unable to recover the carrying value of the asset, an impairment loss is recognized. An impairment loss is measured as the amount by which the asset’s carrying value exceeds its estimated fair value.

Receivables—Receivables consist principally of trade receivables from customers, are generally unsecured and are due within 30 to 90 days. Unbilled receivables arise from services rendered but not yet billed. Expected credit losses associated with trade receivables are recorded as an allowance for uncollectible accounts. The allowance for uncollectible accounts is estimated based upon historic patterns of credit losses for aged receivables as well as specific provisions for certain identifiable, potentially uncollectible balances. When internal collection efforts on accounts have been exhausted, the accounts are written off and the associated allowance for uncollectible accounts is reduced. The Company has receivables with two large customers that exceed 10% of the Company’s outstanding accounts receivable balance at December 31, 2012. There were no customers that exceeded 10% of the Company’s outstanding accounts receivables balance at December 31, 2011.

Prior to October 1, 2012, we sold most of our trade and other accounts receivable without recourse to Cincinnati Bell Funding LLC (“CBF”), a bankruptcy-remote subsidiary of CBI, at a 2.5% discount to the receivables’ face value. CBTS, a wholly-owned subsidiary of CBI, and Cyrus Networks LLC (“Cyrus Networks”) began selling their receivables to CBF in March 2009 and June 2011, respectively. The transfer of these assets qualified as a sale pursuant to Accounting Standards Codification (“ASC”) 860-10, Transfers of Financial Assets, as these receivables had been isolated from the Predecessor and its creditors. The Predecessor continued to service these receivables and received a fee for this service. Effective October 1, 2012, we terminated our participation in this program.

As of December 31, 2012 receivables were $33.5 million and the allowance for uncollectible accounts was $0.3 million. The December 31, 2011 receivables and related allowance for uncollectible accounts were immaterial for 2011.

Deferred Leasing Costs—Sales commissions incurred at the commencement of a new lease are capitalized and amortized over the term of the customer lease. Amortization of deferred leasing costs is presented with depreciation and amortization in the accompanying combined statements of operations. If a lease terminates prior to the expected life of the customer relationship, the remaining unamortized cost is written off to amortization expense.

Deferred Financing Costs—Legal and professional fees incurred in connection with issuance of debt and revolving credit facilities are capitalized and amortized over the term of the financing arrangement. Amortization of deferred financing costs is presented within interest expense in the accompanying combined statements of operations.

Pushdown of CBI Acquisition-Related Debt—In June 2010, CBI borrowed $526 million on its corporate credit facility to finance the acquisition of Cyrus Networks. In accordance with Staff Accounting Bulletin Topic 5J (“SAB Topic 5J”), we presented $168 million of CBI acquisition-related debt in our combined financial statements. We considered various allocation methodologies in determining the amount of debt to be recognized in the combined financial statements. The method selected was based on a leverage ratio common to the industry. As of December 31, 2010, the pushdown of CBI acquisition debt was derecognized from the Predecessor’s financial statements concurrent with a divisional control distribution from the Predecessor and issuance of a $400 million note payable to CBI. The reversal of debt recognition was offset by an increase to divisional control.

Other Financing Arrangements—Other financing arrangements represent leases of real estate where we are involved in the construction of structural improvements to develop buildings into data centers. When we bear substantially all the construction period risk, such as managing or funding construction, we are deemed to be the accounting owner of the leased property and, at the lease inception date, we are required to record at fair value the property and associated liability on our combined balance sheet. These transactions generally do not qualify for sale-leaseback accounting due to our continued involvement in these data center operations.

Revenue Recognition—Colocation rentals are generally billed monthly in advance, and some contracts have escalating payments over the non cancellable term of the contract. If rents escalate without the lessee gaining access to or control over additional leased space or power, and the lessee takes possession of, or controls the physical use of the property (including all contractually committed power) at the beginning of the lease term, the rental payments by the lessee are recognized as revenue on a straight-line basis over the term of the lease. If rents escalate because the lessee gains access to and control over additional leased space or power, revenue is recognized in proportion to the additional space or power in the years that the lessee has control over the use of the additional space or power. The excess of revenue recognized over amounts contractually due is recognized in other assets in the accompanying combined balance sheets.

Some of our leases are structured on a full-service gross basis in which the customer pays a fixed amount for both colocation rental and power. Other leases provide that the customer will be billed for power based upon actual usage which is separately metered. In both cases, this revenue is presented on a gross basis in the accompanying combined statements of operations. Power is generally billed one month in arrears, and an estimate of this revenue is accrued in the month that the associated costs are incurred. We generally are not entitled to reimbursements for real estate taxes, insurance or other operating expenses.

Revenue is recognized for services or products that are deemed separate units of accounting. When a customer makes an advance payment which is not deemed a separate unit of accounting, deferred revenue is recorded. This revenue is recognized ratably over the expected term of the customer relationship, unless the pattern of service suggests otherwise. As of December 31, 2012 and 2011, deferred revenue was $52.8 million and $49.0 million, respectively.

Certain customer contracts require specified levels of service or performance. If we fail to meet these service levels, our customers may be eligible to receive credits on their contractual billings. These credits are recognized against revenue when an event occurs that gives rise to such credits.

Property Operating Expenses—Property operating expenses generally consist of electricity, salaries and benefits of data center operations personnel, real estate taxes, security, rent, insurance and other site operating and maintenance costs.

Sales and Marketing Expense—Sales and marketing expense is comprised of compensation and benefits associated with sales and marketing personnel as well as advertising and marketing costs. Prior to January 1, 2011, certain commissions were paid as a percentage of monthly recurring revenue, and these amounts were included in sales and marketing expense. These commission plans were terminated on December 31, 2010. Costs related to advertising are expensed as incurred and amounted to $2.9 million, $1.4 million and $0.2 million in 2012, 2011 and 2010, respectively.

Depreciation and Amortization Expense—Depreciation expense is recognized over the estimated useful lives of real estate applying the straight-line method. The useful life of leased real estate and leasehold improvements is the lesser of the economic useful life of the asset or the term of the lease, including optional renewal periods if renewal of the lease is reasonably assured. The residual value of leased real estate is estimated as the lesser of (i) the expected fair value of the asset at the end of the lease term or (ii) the expected amount of the unamortized liability at the end of the lease term. Estimated useful lives are periodically reviewed. Depreciation expense was $54.5 million, $39.1 million and $26.9 million in 2012, 2011 and 2010, respectively.

Amortization expense is recognized over the estimated useful lives of finite-lived intangibles. An accelerated method of amortization is utilized to amortize our customer relationship intangible, consistent with the benefit expected to be derived from this asset. We amortize trademarks, favorable leasehold interests, deferred leasing costs and deferred sales commissions, over their estimated useful lives. The estimated useful life of trademarks and customer relationships is eight to 15 years. The favorable leasehold interest is being amortized over the remaining lease term of 56 years. Deferred leasing costs are amortized over three to five years. Amortization expense was $18.9 million, $16.4 million and $9.3 million in 2012, 2011 and 2010, respectively.

Transaction Costs—Transaction costs represent legal, accounting and professional fees incurred in connection with the formation transactions, CyrusOne’s qualification as a REIT and completed and potential business combinations. Transaction costs are expensed as incurred.

Restructuring Costs—A restructuring charge was recognized in 2010 to terminate an existing sales commission plan in order to transition to a common plan for all commissioned employees.

Operating and Transactional Taxes—Certain operating taxes, such as property, sales, use and value added taxes, are reported as expenses in operating income. These taxes are not included in income tax expense because the amounts to be paid are not dependent on the level of income generated. We also record operating expenses for the establishment of liabilities related to certain operating tax audit exposures. These liabilities are established based on our assessment of the probability of payment. Upon resolution of an audit, any remaining liability not paid is released and increases operating income.

Income Taxes—The Predecessor was included in CBI’s consolidated tax returns in various jurisdictions. In the accompanying combined financial statements, we have accounted for income taxes as if the Predecessor was a separate stand-alone company. The income tax provision consists of an amount for taxes currently payable and an amount for tax consequences deferred to future periods.

Deferred income taxes are provided for temporary differences in the bases between financial statement and income tax assets and liabilities. Deferred income taxes are recalculated annually at rates then in effect. Valuation allowances are recorded to reduce deferred tax assets to amounts that are more likely than not to be realized. The ultimate realization of the deferred income tax assets depends upon our ability to generate future taxable income during the periods in which basis differences and other deductions become deductible and prior to the expiration of the net operating loss carryforwards.

Foreign Currency Translation and Transactions—The financial position of foreign subsidiaries is translated at the exchange rates in effect at the end of the period, while revenues and expenses are translated at average rates of exchange during the period. Gains or losses from translation of foreign operations where the local currency is the functional currency are included as components of accumulated other comprehensive (loss) income. Gains and losses arising from foreign currency transactions are recorded in the period incurred. Gains and losses from translation and foreign currency transactions were immaterial in 2012, 2011 and 2010.

Comprehensive Income (Loss)—Comprehensive income (loss) represents the change in net assets of a company from transactions and other events from non-owner sources. Comprehensive income (loss) equaled our net income (loss) in 2012, 2011 and 2010.

Earnings per Share—For the historical periods presented, the Predecessor operated without a defined capital structure or designated equity. As a result, earnings per share has not been presented.

Business Combinations—In accounting for business combinations, we apply the accounting requirements of ASC 805, Business Combinations, which requires the recording of net assets of acquired businesses at fair value. In developing estimates of fair value of acquired assets and assumed liabilities, management analyzed a variety of factors including market data, estimated future cash flows of the acquired operations, industry growth rates, current replacement cost for fixed assets and market rate assumptions for contractual obligations. Such a valuation requires management to make significant estimates and assumptions, particularly with respect to the intangible assets. Acquisition costs are expensed as incurred.

Related Party Transactions—CBI provided us with a variety of services. Cost allocation methods which were employed to determine the costs to be recognized in the accompanying combined financial statements included the following:

•	Specific identification—Applied when amounts were specifically identifiable to our operations.

•	Reasonable allocation method—When amounts were not clearly or specifically identifiable to our operations, management applied a reasonable allocation method.

Insurance Programs—CBI provided the Predecessor with coverage for certain employee health care benefits as well as losses incurred related to general liability, workers’ compensation and automobile claims. CBI has purchased third-party insurance policies for these risks and is self-insured up to certain limits. Our portion of CBI’s self-insured insurance expense has been determined based on its historical experience of paid claims.

Pension and Postretirement—Some of our employees participated in CBI’s pension and postretirement benefit plans. These plans have been accounted for as multi-employer plans which require us to recognize expense for our proportionate share of the annual contributions to these plans. Our proportionate share of these contributions was determined using the projected benefit obligation associated with our plan participants compared to CBI’s plan participants and was immaterial in 2012, 2011 and 2010.

Stock-Based Compensation—Some of our employees participated in CBI’s stock-based compensation plans. CBI values all share-based payments to employees at fair value on the date of grant and expenses this amount over the applicable vesting period. The fair value of stock options and stock appreciation rights is determined using the Black-Scholes option-pricing model using assumptions such as volatility, risk-free interest rate, holding period and expected dividends. The fair value of stock awards is based upon the closing market price of CBI’s common stock on the date of grant. For all share-based awards, a forfeiture rate is estimated based upon the historical forfeiture patterns. The forfeiture rate reduces the total fair value of the awards to be recognized as compensation expense. For graded vesting awards, CBI’s policy is to recognize compensation expense on a straight-line basis over the vesting period. Certain employees have been granted awards, which are indexed to the change in CBI’s common stock price, which will be cash settled. These awards are marked to fair market value and the adjusted compensation cost is expensed on a pro-rata basis over the remaining vesting period. The accompanying combined financial statements include an allocation of stock-based compensation costs for awards granted to our employees.

Fair Value Measurements—Fair value measurements are utilized in accounting for business combinations and testing of goodwill and other long-lived assets for impairment. Fair value of financial and non-financial assets and liabilities is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The three-tier hierarchy for inputs used in measuring fair value, which prioritizes the inputs used in the methodologies of measuring fair value for asset and liabilities, is as follows:

Level 1—Observable inputs for identical instruments such as quoted market prices;

Level 2—Inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, yield curves, etc.), and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market corroborated inputs); and

Level 3—Unobservable inputs that reflect our determination of assumptions that market participants would use in pricing the asset or liability. These inputs are developed based on the best information available, including our own data.

Business Segments—Business segments are components of an enterprise for which separate financial information is available and regularly viewed by the chief operating decision maker to assess performance and allocate resources. Our chief operating decision maker reviews our financial information on an aggregate basis. Furthermore, our data centers have similar economic characteristics and customers across all geographic locations, our service offerings have similar production processes, deliver services in a similar manner and use the same types of facilities and similar technologies. As a result, we have concluded that we have one reportable business segment.

Investment in Real Estate	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Investment in Real Estate

5. Investment in Real Estate

A schedule of our gross investment in real estate follows:

	Successor			Predecessor
	March 31, 2013			December 31, 2012
	Land	Building and Improvements	Equipment	Land	Building and Improvements	Equipment
West Seventh St., Cincinnati, OH (7th Street)	0.9	108.7	0.8	0.9	108.7	0.8
Parkway Dr., Mason, OH (Mason)	—	20.2	0.5	—	20.2	0.4
Industrial Rd., Florence, KY (Florence)	—	47.2	1.4	—	46.8	0.5
Goldcoast Dr., Cincinnati, OH (Goldcoast)	0.6	6.7	—	0.6	6.7	—
Knightsbridge Dr., Hamilton, OH (Hamilton)	—	49.2	3.8	—	49.9	2.1
E. Monroe St., South Bend, IN (Monroe St.)	—	2.5	—	—	3.2	—
Springer St., Lombard, IL (Lombard)	—	2.6	—	—	2.6	—
Crescent Circle, South Bend, IN (Blackthorn)	—	3.3	0.1	—	3.3	0.1
Kingsview Dr., Lebanon, OH (Lebanon)	4.0	71.0	1.2	4.0	71.0	1.1
McAuley Place, Blue Ash, OH (Blue Ash)	—	0.6	—	—	0.6	—
Westway Park Blvd., Houston, TX (Houston West)	1.4	88.3	13.3	3.3	87.8	12.0
Westway Park Blvd., Houston, TX (Houston West 2)	2.0	—	—	—	—	—
Southwest Fwy., Houston, TX (Galleria)	—	66.4	6.7	—	66.0	6.6
E. Ben White Blvd., Austin, TX (Austin 1)	—	22.5	0.8	—	22.6	0.8
S. State Highway 121 Business Lewisville, TX (Lewisville)	—	75.9	17.8	—	76.0	9.6
Marsh Lane Carrollton, TX	—	0.1	0.2	—	0.1	0.2
Midway Rd., Carrollton, TX	—	2.0	0.3	—	2.0	0.3
Frankford Carrollton, TX	16.1	37.2	7.8	16.1	34.6	5.0
Bryan St., Dallas, TX	—	0.1	0.1	—	0.1	—
North Freeway, Houston, TX (Greenspoint)	—	1.3	0.4	—	1.3	0.4
South Ellis Street Chandler, AZ (Phoenix)	14.8	39.5	7.0	15.0	38.7	6.8
Westover Hills Blvd, San Antonio, TX (San Antonio)	4.6	31.0	5.2	4.6	30.8	4.7
Metropolis Dr., Austin, TX (Austin 2)	—	22.7	0.8	—	22.7	0.6
Kestral Way (London)	—	32.1	0.4	—	17.1	0.3
Jurong East (Singapore)	—	9.6	0.1	—	9.7	0.1

Total	$44.4	$740.7	$68.7	$44.5	$722.5	$52.4

Construction in progress was $92.6 million and $64.2 million as of March 31, 2013 and December 31, 2012, respectively. We continue to have higher amounts of construction in progress as we continue to build data center facilities.

In March 2013, we purchased a 33 acre parcel of land in the Houston West metro area adjacent to our existing Houston facilities for $18.2 million. The purchase price of $18.2 million was included in construction in progress. We plan to develop this land in the future into data center space.

5. Investment in Real Estate

For the year ended December 31, 2012, an impairment of $17.1 million related to our gross investment in real estate was incurred. Disposals associated with buildings and improvements were $0.6 million.

Acquisition of Real Estate

In January 2012, we purchased a 30-acre parcel of land and a 659,340 square foot building in Carrollton, Texas (Dallas metro area) for $23.4 million. Land was allocated $16.1 million of the purchase price and the remaining $7.3 million was associated with developing this building into an operating data center.

In July 2012, the Predecessor purchased six acres of land adjacent to the Westway Park (Houston West) facility for $2.0 million. Concurrent with this purchase, we committed to fund construction of a 157,000 square foot building at a cost of $11.1 million. We deposited these funds into an escrow account to fund construction and $4.8 million was drawn to fund construction costs as of December 31, 2012. This account is presented as restricted cash in the accompanying condensed combined balance sheet. Upon completion of the shell, this building will be further developed into a data center.

In September 2011, the Predecessor purchased 56 acres of land to build a data center near Phoenix, Arizona. The purchase price of this property was $14.8 million. This facility was commissioned in 2012, providing approximately 36,000 square feet of colocation space.

In December 2011, the Predecessor purchased a 10-acre parcel of land and building in San Antonio, Texas. The purchase price of this property was $7.6 million. The purchase price was allocated $4.6 million to land with the remaining $3.0 million allocated to the building. This facility was commissioned in 2012, providing approximately 36,000 square feet of colocation space.

Debt and Other Financing Arrangements	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Debt and Other Financing Arrangements

6. Debt and Other Financing Arrangements

The Company’s debt consists of the following:

	Successor	Predecessor
(dollars in millions)	March 31, 2013	December 31, 2012
Revolving credit agreement	$—	$—
Capital lease obligations	31.0	32.2
6 3/8% Senior Notes due 2022	525.0	525.0
Other financing arrangements	62.9	60.8

Total	$618.9	$618.0

Revolving credit agreement—As of March 31, 2013 and December 31, 2012, we had no outstanding borrowings on our revolving credit agreement, leaving $225 million available for borrowings with a sublimit of $50 million for letters of credit and a $30 million sublimit for swing line loans. The revolving credit agreement has a maturity date of November 20, 2017.

Borrowings under the revolving credit agreement will be used for working capital, capital expenditures and other general corporate purposes of CyrusOne LLC, the operating subsidiary of CyrusOne LP, the borrower and the other subsidiaries of CyrusOne, including for acquisitions, dividends and other distributions permitted thereunder. Letters of credit will be used for general corporate purposes.

All obligations under the revolving credit agreement are unconditionally guaranteed by CyrusOne Inc., CyrusOne GP and each the CyrusOne LP’s existing and future domestic wholly-owned subsidiaries, subject to certain exceptions. All obligations under the revolving credit agreement, and the guarantees of those obligations, are secured by substantially all of our assets, subject to certain exceptions.

The revolving credit agreement bears interest, at our option, at a rate equal to an applicable margin over either a base rate or a LIBOR rate. The applicable margin is 2.5% for base rate loans and 3.5% for LIBOR loans. Interest with respect to base rate loans are payable quarterly in arrears on the last business day of each calendar quarter.

The revolving credit agreement, subject to certain exceptions contains customary affirmative and negative covenants, including, but not limited to, restrictions on the ability to incur additional indebtedness, create liens, make certain investments, make certain dividends and related distributions, prepay certain debt, engage in affiliate transactions, enter into, or undertake, certain liquidations, mergers, consolidations or acquisitions, amend the organizational documents and dispose of assets or subsidiaries. In addition, the revolving credit agreement requires us to maintain a certain secured net leverage ratio, ratio of earnings before interest taxes depreciation and amortization (“EBITDA”) to fixed charges and ratio of total indebtedness to gross asset value, in each case on a consolidated basis. Notwithstanding the limitations set forth above, we will be permitted, subject to the terms and conditions of the revolving credit agreement, to distribute to our shareholders cash dividends in an amount not to exceed 95% of our adjusted funds from operations (“AFFO”) for any period.

The revolving credit agreement contains customary events of default (which are in some cases subject to certain exceptions, thresholds, notice requirements and grace periods), including, but not limited to, nonpayment of principal or interest, failure to perform or observe covenants, breaches of representations and warranties, cross-defaults with certain other indebtedness, certain bankruptcy-related events or proceedings, final monetary judgments or orders, ERISA defaults, certain change of control events and loss of REIT status following a REIT election by us.

We pay commitment fees for the unused amount of borrowings on the revolving credit agreement and letter of credit fees on any outstanding letters of credit. The commitment fees are equal to 0.50% of the actual daily amount by which the aggregate revolving commitments exceed the sum of outstanding revolving loans and letter of credit obligations. Commitment fees related to the revolving credit agreement were immaterial for all periods presented.

Capital lease obligations—We use leasing as a source of financing for certain of our data center facilities and related equipment. We currently operate six data center facilities recognized as capital leases. We have options to extend the initial lease term on all these leases and options to purchase the facility for one of these leases. Interest expense on capital lease obligations was $1.5 million, $0.3 million, and $1.8 million for the periods ended March 31, 2013, January 23, 2013, and March 31, 2012, respectively.

6 3/8% Senior Notes due 2022—On November 20, 2012, CyrusOne LP and CyrusOne Finance Corp. (the “Issuers”) issued $525 million of 6 3/8% Senior Notes due 2022 (“Senior Notes”). The Senior Notes are senior unsecured obligations of the Issuers, which rank equally in right of payment with all existing and future unsecured senior debt of the Issuers. The Senior Notes are effectively subordinated to all existing and future secured indebtedness of the Issuers to the extent of the value of the assets securing such indebtedness. The Senior Notes are guaranteed on a joint and several basis by CyrusOne Inc., CyrusOne GP, and each of CyrusOne LP’s existing and future domestic wholly-owned subsidiaries, subject to certain exceptions. Each such guarantee is a senior unsecured obligation of the applicable guarantor, ranking equally with all existing and future unsecured senior debt of such guarantor and effectively subordinated to all existing and future secured indebtedness of such guarantor to the extent of the value of the assets securing that indebtedness. The Senior Notes are structurally subordinated to all liabilities (including trade payables) of each subsidiary of the Issuers that does not guarantee the Senior Notes. The Senior Notes bear interest at a rate of 6 3/8% per annum, payable semi-annually on May 15 and November 15 of each year, beginning on May 15, 2013, to persons who are registered holders of the Senior Notes on the immediately preceding May 1 and November 1, respectively. Interest expense on the Senior Notes was $6.3 million and $2.1 million for the periods ended March 31, 2013, and January 23, 2013. There was no such expense for the period ended March 31, 2012.

The indenture governing the Senior Notes limits the ability of CyrusOne LP and its restricted subsidiaries to incur indebtedness, encumber their assets, enter into sale and leaseback transactions, make restricted payments, enter into mergers, create dividend restrictions and other payment restrictions that affect CyrusOne LP’s restricted subsidiaries, permit restricted subsidiaries to guarantee certain indebtedness, enter into transactions with affiliates, sell assets and engage in certain business activities, in each case subject to certain qualifications set forth in the indenture.

The Senior Notes will mature on November 15, 2022. However, prior to November 15, 2017, the Issuers may, at their option, redeem some or all of the Senior Notes at a redemption price equal to 100% of the principal amount of the Senior Notes, together with accrued and unpaid interest, if any, plus a “make-whole” premium. On or after November 15, 2017, the Issuers may, at their option, redeem some or all of the 6 3/8% Senior Notes at any time at declining redemption prices equal to (i) 103.188% beginning on November 15, 2017, (ii) 102.125% beginning on November 15, 2018, (iii) 101.063% beginning on November 15, 2019 and (iv) 100.000% beginning on November 15, 2020 and thereafter, plus, in each case, accrued and unpaid interest, if any, to the applicable redemption date. In addition, before November 15, 2015, and subject to certain conditions, the Issuers may, at their option, redeem up to 35% of the aggregate principal amount of the Senior Notes with the net proceeds of certain equity offerings at 106.375% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of redemption; provided that (i) at least 65% of the aggregate principal amount of the Senior Notes remains outstanding and (ii) the redemption occurs within 90 days of the closing of any such equity offering.

Other financing arrangements—Other financing arrangements represents leases of real estate in which we are involved in the construction of structural improvements to develop buildings into data centers. When we bear substantially all the construction period risk, such as managing or funding construction, we are deemed to be the accounting owner of the leased property and, at the lease inception date, we are required to record at fair value the property and associated liability on our balance sheet. These transactions generally do not qualify for sale-leaseback accounting due to our continued involvement in these data center operations.

Deferred financing costs—Deferred financing costs are costs incurred in connection with obtaining long-term financing. We incurred deferred financing costs in connection with the issuance of the Senior Notes. Total deferred financing costs as of March 31, 2013 were $16.5 million. Deferred financing costs are amortized over the term of the related indebtedness. Amortization of deferred financing costs, included in interest expense in the statements of operations, totaled $0.5 million and $0.1 million for the periods ended March 31, 2013 and January 23, 2013, respectively, with no such costs incurred during the period ended March 31, 2012.

Debt covenants

The indenture governing the Senior Notes contains affirmative and negative covenants customarily found in indebtedness of this type, including a number of covenants that, among other things, restrict, subject to certain exceptions, the Company’s ability to: incur secured or unsecured indebtedness; pay dividends or distributions on its equity interests, or redeem or repurchase equity interests of the Company; make certain investments or other restricted payments; enter into transactions with affiliates; enter into agreements limiting the ability of the operating partnership’s subsidiaries to pay dividends or make certain transfers and other payments to the operating partnership or to other subsidiaries; sell assets; and merge, consolidate or transfer all or substantially all of the operating partnership’s assets. Notwithstanding the foregoing, the covenants contained in the indenture do not restrict the Company’s ability to pay dividends or distributions to stockholders to the extent (i) no default or event of default exists or is continuing under the indenture and (ii) the Company believes in good faith that we qualify as a REIT under the Internal Revenue Code and the payment of such dividend or distribution is necessary either to maintain its status as a REIT or to enable it to avoid payment of any tax that could be avoided by reason of such dividend or distribution. The Company and its subsidiaries are also required to maintain total unencumbered assets of at least 150% of their unsecured debt on a consolidated basis, provided that for the purposes of such calculation their revolving credit facility shall be treated as unsecured indebtedness.

The revolving credit agreement requires us to maintain a certain secured net leverage ratio, ratio of EBITDA to fixed charges and ratio of total indebtedness to gross asset value, in each case on a consolidated basis. Notwithstanding these limitations, we will be permitted, subject to the terms and conditions of the revolving credit agreement, to distribute to our shareholders cash dividends in an amount not to exceed 95% of our AFFO for any period. Similarly, our indenture permits dividends and distributions necessary for us to maintain our status as a real estate investment trust.

The Company’s most restrictive covenants are generally included in its revolving credit agreement. In order to continue to have access to the amounts available to it under the revolving credit agreement, the Company must remain in compliance with all covenants.

As of March 31, 2013, the Company was in compliance with all covenants.

8. Debt and Other Financing Arrangements

Debt and other financing arrangements presented in the accompanying combined financial statements consist of the following:

	As of December 31,
(dollars in millions)	2012	2011
Revolving credit agreement	$—	$—
Capital lease obligations	32.2	42.9
Related party note due on demand	—	80.2
Related party note due 2018	—	400.0
6 3/8% Senior Notes due 2022	525.0	—
Other financing arrangements	60.8	48.2

Total	$618.0	$571.3

Revolving credit agreement—On November 20, 2012, we entered into a credit agreement (the “Credit Agreement”) which provides for a $225 million senior secured revolving credit facility, with a sublimit of $50 million for letters of credit and a $30 million sublimit for swingline loans. The Credit Agreement has a maturity date of November 20, 2017. Borrowings under the Credit Agreement will be used for working capital, capital expenditures and other general corporate purposes of CyrusOne LLC, the operating subsidiary of CyrusOne LP, the borrower and the other subsidiaries of CyrusOne, including for acquisitions, dividends and other distributions permitted thereunder. Letters of credit will be used for general corporate purposes.

Borrowings under the Credit Agreement bear interest, at our election, at a rate per annum equal to LIBOR or a base rate plus an applicable margin equal to, in the case of LIBOR borrowings, 3.50% per annum and, in the case of base rate borrowings, 2.50% per annum, subject to periodic adjustment for changes in the total net leverage ratio.

Borrowings under the Credit Agreement are guaranteed by CyrusOne Inc., CyrusOne GP, CyrusOne Finance Corp., CyrusOne LLC, CyrusOne TRS Inc., and CyrusOne Foreign Holdings LLC. The obligations under the Credit Agreement are secured by, subject to certain exceptions, the capital stock of certain of our subsidiaries, certain intercompany debt and the tangible and other intangible assets of us and certain of our subsidiaries.

The Credit Agreement contains customary affirmative and negative covenants (which are in some cases subject to certain exceptions), including, but not limited to, restrictions on the ability to incur additional indebtedness, create liens, make certain investments, make certain dividends and related distributions, prepay certain debt, engage in affiliate transactions, enter into, or undertake, certain liquidations, mergers, consolidations or acquisitions, amend the organizational documents and dispose of assets or subsidiaries. In addition, the Credit Agreement requires us to maintain a certain secured net leverage ratio, ratio of earnings before interest taxes depreciation and amortization (“EBITDA”) to fixed charges and ratio of total indebtedness to gross asset value, in each case on a consolidated basis. Notwithstanding the limitations set forth above, we will be permitted, subject to the terms and conditions of the Credit Agreement, to distribute to our shareholders cash dividends in an amount not to exceed 95% of our adjusted funds from operations for any period.

The Credit Agreement contains customary events of default (which are in some cases subject to certain exceptions, thresholds, notice requirements and grace periods), including, but not limited to, nonpayment of principal or interest, failure to perform or observe covenants, breaches of representations and warranties, cross-defaults with certain other indebtedness, certain bankruptcy-related events or proceedings, final monetary judgments or orders, ERISA defaults, certain change of control events and loss of REIT status following a REIT election by us.

As of December 31, 2012, there were no borrowings on the Credit Agreement.

We pay commitment fees for the unused amount of borrowings on the Credit Agreement and letter of credit fees on any outstanding letters of credit. The commitment fees are equal to 0.50% of the actual daily amount by which the aggregate revolving commitments exceed the sum of outstanding revolving loans and letter of credit obligations. Commitment fees related to the Credit Agreement were immaterial in 2012.

Capital lease obligations—We use leasing as a source of financing for certain of our data center facilities and related equipment. We currently operate six data center facilities recognized as capital leases. We have options to extend the initial lease term on all these leases and options to purchase the facility for one of these leases. Interest expense on capital lease obligations was $7.4 million, $5.4 million and $4.3 million in 2012, 2011 and 2010, respectively.

Related party note due on demand—Prior to November 20, 2012, we participated in CBI’s centralized cash management program. On a daily basis, all excess cash was transferred to CBI’s corporate cash accounts. Likewise, substantially all funds to finance our operations and capital expenditures were funded by CBI. Advances and borrowings between affiliates were governed by an intercompany cash management note. Borrowings were unsecured. On November 20, 2012, we repaid $80 million on this note and the remaining amount outstanding was not contributed to CyrusOne LP.

Effective November 19, 2010, all advances/borrowings bear interest at the average 30-day Eurodollar rate for the calendar month plus the applicable credit spread for Eurodollar rate borrowings charged for CBI’s revolving line of credit. Prior to this date, the interest rate applied to such advances and borrowings was CBI’s short-term borrowing rate. The average rate earned or charged was 5.0% in 2012, 5.0% in 2011 and 4.2% in 2010.

Related party note due 2018—On December 31, 2010, the Predecessor funded a distribution to CBI by issuing a note payable to CBI for $400 million (see further discussion of the distribution in Note 10). This note bore interest at 7.25% and matured in 2018. Interest was settled on a monthly basis through CBI’s centralized cash management system. On November 20, 2012, this note was repaid in full.

6  3/8% Senior Notes due 2022—On November 20, 2012, CyrusOne LP and CyrusOne Finance Corp. (the “Issuers”) issued $525 million of 6 3/8% Senior Notes due 2022 (“Senior Notes”). The Senior Notes are senior unsecured obligations of the Issuers, which rank equally in right of payment with all existing and future unsecured senior debt of the Issuers. The Senior Notes are effectively subordinated to all existing and future secured indebtedness of the Issuers to the extent of the value of the assets securing such indebtedness. The Senior Notes are guaranteed on a joint and several basis by CyrusOne Inc., CyrusOne GP, and each of CyrusOne LP’s existing and future domestic wholly-owned subsidiaries, subject to certain exceptions. Each such guarantee is a senior unsecured obligation of the applicable guarantor, ranking equally with all existing and future unsecured senior debt of such guarantor and effectively subordinated to all existing and future secured indebtedness of such guarantor to the extent of the value of the assets securing that indebtedness. The Senior Notes are structurally subordinated to all liabilities (including trade payables) of each subsidiary of the Issuer that does not guarantee the Senior Notes. The Senior Notes bear interest at a rate of 6 3/8% per annum, payable semi-annually on May 15 and November 15 of each year, beginning on May 15, 2013, to persons who are registered holders of the Senior Notes on the immediately preceding May 1 and November 1, respectively.

The indenture governing the 6 3/8% Senior Notes limits the ability of the CyrusOne LP and its restricted subsidiaries to incur indebtedness, encumber their assets, enter into sale and leaseback transactions, make restricted payments, create dividend restrictions and other payment restrictions that affect the CyrusOne LP’s restricted subsidiaries, permit restricted subsidiaries to guarantee certain indebtedness, enter into transactions with affiliates, sell assets and engage in certain business activities, in each case subject to certain qualifications set forth in the indenture.

The Senior Notes will mature on November 15, 2022. However, prior to November 15, 2017, the Issuers may, at their option, redeem some or all of the Senior Notes at a redemption price equal to 100% of the principal amount of the Senior Notes, together with accrued and unpaid interest, if any, plus a “make-whole” premium. On or after November 15, 2017, the Issuers may, at our option, redeem some or all of the 6 3/8% Senior Notes at any time at declining redemption prices equal to (i) 103.188% beginning on November 15, 2017, (ii) 102.125% beginning on November 15, 2018, (iii) 101.063% beginning on November 15, 2019 and (iv) 100.000% beginning on November 15, 2020 and thereafter, plus, in each case, accrued and unpaid interest, if any, to the applicable redemption date. In addition, before November 15, 2015, and subject to certain conditions, the Issuers may, at their option, redeem up to 35% of the aggregate principal amount of the Senior Notes with the net proceeds of certain equity offerings at 106.375% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of redemption; provided that (i) at least 65% of the aggregate principal amount of the Senior Notes remains outstanding and (ii) the redemption occurs within 90 days of the closing of any such equity offering.

Other financing arrangements—Other financing arrangements represents leases of real estate in which we are involved in the construction of structural improvements to develop buildings into data centers. When we bear substantially all the construction period risk, such as managing or funding construction, we are deemed to be the accounting owner of the leased property and, at the lease inception date, we are required to record at fair value the property and associated liability on our balance sheet. These transactions generally do not qualify for sale-leaseback accounting due to our continued involvement in these data center operations.

In 2011, we terminated the financing obligation for one of these facilities by purchasing the property from the former lessor. The Predecessor recognized a loss on extinguishment of debt of $1.4 million upon the termination of this arrangement.

The following table summarizes our annual minimum payments associated with our other financing arrangements for the five years subsequent to December 31, 2012 and thereafter:

(dollars in millions)
2013	$6.0
2014	6.4
2015	6.6
2016	6.7
2017	6.9
Thereafter	42.3

Total financing arrangements	$74.9

The following table summarizes annual principal maturities of our of 6 3/8% Senior Notes due 2022 and capital leases for the five years subsequent to December 31, 2012, and thereafter:

(dollars in millions)	Capital leases	Long term debt	Total Debt
2013	$6.3	$—	$6.3
2014	4.0	—	4.0
2015	3.5	—	3.5
2016	3.8	—	3.8
2017	2.6	—	2.6
Thereafter	12.0	525.0	537.0

Total debt	$32.2	$525.0	$557.2

Deferred financing costs—Deferred financing costs are costs incurred in connection with obtaining long-term financing. In 2012, deferred financing costs were incurred in connection with the issuance of the 6 3/8% Senior Notes due 2022. As of December 31, 2012, deferred financing costs totaled $16.9 million. There were no deferred financing costs as of December 31, 2011. Deferred financing costs are amortized over the term of the related indebtedness or credit agreement. Amortization of deferred financing costs, included in interest expense in the Combined Statements of Operations, totaled $0.3 million in 2012 with no such costs in 2011 and 2010.

Debt covenants

The indenture governing the Senior Notes contains affirmative and negative covenants customarily found in indebtedness of this type, including a number of covenants that, among other things, restrict, subject to certain exceptions, the Company’s ability to: incur secured or unsecured indebtedness; pay dividends or distributions on its equity interests, or redeem or repurchase equity interests of the Company; make certain investments or other restricted payments; enter into transactions with affiliates; enter into agreements limiting the ability of the operating partnership’s subsidiaries to pay dividends or make certain transfers and other payments to the operating partnership or to other subsidiaries; sell assets; and merge, consolidate or transfer all or substantially all of the operating partnership’s assets. Notwithstanding the foregoing, the covenants contained in the indenture do not restrict the Company’s ability to pay dividends or distributions to stockholders to the extent (i) no default or event of default exists or is continuing under the indenture and (ii) the Company believes in good faith that we qualify as a REIT under the Internal Revenue Code and the payment of such dividend or distribution is necessary either to maintain its status as a REIT or to enable it to avoid payment of any tax that could be avoided by reason of such dividend or distribution. The Company and its subsidiaries are also required to maintain total unencumbered assets of at least 150% of their unsecured debt on a consolidated basis, provided that for the purposes of such calculation their revolving credit facility shall be treated as unsecured indebtedness.

The Credit Agreement requires us to maintain a certain secured net leverage ratio, ratio of EBITDA to fixed charges and ratio of total indebtedness to gross asset value, in each case on a consolidated basis. Notwithstanding these limitations, we will be permitted, subject to the terms and conditions of the Credit Agreement, to distribute to our shareholders cash dividends in an amount not to exceed 95% of our adjusted funds from operations for any period. Similarly, our indenture permits dividends and distributions necessary for us to maintain our status as a real estate investment trust.

The Company’s most restrictive covenants are generally included in its Credit Agreement. In order to continue to have access to the amounts available to it under the Credit Agreement, the Company must remain in compliance with all covenants.

Fair Value of Financial Instruments	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Fair Value of Financial Instruments

7. Fair Value of Financial Instruments

The fair value of cash and cash equivalents, restricted cash, accounts receivable, accounts payable and accrued expenses approximate their carrying value because of the short-term nature of these instruments. The carrying value and fair value of other financial instruments are as follows:

	Successor		Predecessor
	March 31, 2013		December 31, 2012
(dollars in millions)	Carrying Value	Fair Value	Carrying Value	Fair Value
6 3/8% Senior Notes due 2022	$525.0	$549.9	$525.0	$547.3
Other financing arrangements	62.9	68.5	60.8	69.5

The fair value of our Senior Notes was estimated based on the estimated fair value of these notes at March 31, 2013 and December 31, 2012 which is considered level two of the fair value hierarchy. The estimated fair value of our Senior Notes is based on our external debt rating and estimated interest rate for similar instruments. The fair value of other financing arrangements at March 31, 2013 and December 31, 2012 was calculated using a discounted cash flow model that incorporates current borrowing rates for obligations of similar duration. These fair value measurements are considered Level 3 of the fair value hierarchy.

9. Fair Value of Financial Instruments

The fair value of cash and cash equivalents, restricted cash, accounts receivable, accounts payable and accrued expenses approximate their carrying value because of the short-term nature of these instruments. The carrying value and fair value of other financial instruments are as follows:

	December 31, 2012		December 31, 2011
(dollars in millions)	Carrying Value	Fair Value	Carrying Value	Fair Value
Related party note due on demand	$—	$—	$80.2	$80.2
Related party note due 2018	—	—	400.0	415.1
6 3/8% Senior Notes due 2022	525.0	547.3	—	—
Other financing arrangements	60.8	69.5	48.2	47.5

The fair value of our Senior Notes was estimated based on the market price of these notes at December 31, 2012 which is considered level two of the fair value hierarchy. The fair value of other financing arrangements at December 31, 2012 was estimated by applying our credit spread to the risk-free rate for a similar duration borrowing. As of December 31, 2011, we did not have any outstanding borrowings, so the current borrowing rate was estimated by applying our Parent’s credit spread to the risk-free rate for a similar duration borrowing.

The fair value of other financing arrangements was calculated using a discounted cash flow model that incorporates current borrowing rates for obligations of similar duration. These fair value measurements are considered Level 3 of the fair value hierarchy. The fair value of the related party note due on demand was equal to its carrying value as it bore interest at a current market rate.

Non-recurring Fair Value Measurements

Certain long-lived assets, intangibles and goodwill are required to be measured at fair value on a non-recurring basis subsequent to their initial measurement. These non-recurring fair value measurements generally occur when evidence of impairment has occurred.

As of December 31, 2012, the following assets were measured at fair value:

(dollars in millions)	December 31, 2012	Quoted prices in active markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Impairment Losses
Customer relationships	$2.8	$—	$—	$2.8	$(1.5)
Buildings and improvements	2.4	—	—	2.4	(11.8)

Impairment losses					$(13.3)

In the second quarter of 2012, the customer relationship intangible obtained in our former GramTel acquisition was deemed impaired. The fair value of this asset was estimated at $2.8 million, resulting in an impairment loss of $1.5 million. The fair value of this asset was estimated by management with the assistance of a third-party valuation specialist. Management estimated the fair value using the income approach, which discounted the expected future earnings attributable to current customer contracts, and includes estimates of future expenses, capital expenditures and a discount rate of 12%. This fair value measurement is considered a Level 3 measurement due to the significance of its unobservable inputs.

In addition, leasehold improvements and other property at GramTel data centers were deemed impaired. Prior to recognizing the impairment, these assets had a net book value of $14.2 million as of June 30, 2012. The fair value of the assets was written down to the estimated fair value of $2.4 million, resulting in an impairment loss of $11.8 million. The fair value of these assets was estimated by management with the assistance of a third-party valuation specialist. Management estimated the fair value using an income approach. Projected discounted cash flows included estimates regarding future revenues and expenses, projected capital expenditures and a discount rate of 12%. This fair value measurement is considered a Level 3 measurement due to the significance of its unobservable inputs.

Noncontrolling Interest	3 Months Ended
Mar. 31, 2013
Noncontrolling Interest

8. Noncontrolling Interest

As part of the IPO, CyrusOne Inc. together with CyrusOne GP, purchased 21.9 million (or 33.9%) of the outstanding partnership units of CyrusOne LP and CBI retained a 66.1% ownership or 42.6 million Operating Partnership units in CyrusOne LP. These operating partnership units can all be exchangeable into our common stock on a one-for-one basis. We have evaluated whether we control the actions or events necessary to issue the maximum number of shares that could be required to be delivered under the share settlement of these Operating Partnership units. Based on the results of this analysis, we concluded that these convertible Operating Partnership units met the criteria to be classified within equity at March 31, 2013.

For each share of common stock issued by us, the Operating Partnership issues an equivalent Operating Partnership unit to the Company. The redemption value of the noncontrolling interests at March 31, 2013, was approximately $973 million based on the closing price of our stock of $22.84 on March 28, 2013, the last trading day of the quarter ended March 31, 2013.

Shareholders' Equity/Parent's Net Investment	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Shareholders' Equity/Parent's Net Investment

9. Shareholders’ Equity

On March 20, 2013, we declared a regular cash dividend for the quarter ended March 31, 2013, of $0.16 per common share payable to shareholders of record as of March 29, 2013. In addition, holders of Operating Partnership units also received a distribution of $0.16 per unit. The dividend and distribution were paid on April 15, 2013.

10. Parent’s Net Investment

On August 6, 2012, CyrusOne issued 100 shares of its common stock to CBI for $1,000 in connection with its initial capitalization. During 2012, transaction costs of $7.1 million associated with our initial public offering were paid by CBI and reflected as contribution from Parent in our financial statements.

At December 31, 2012, partnership capital represented CBI’s net investment in CyrusOne LP. On November 20, 2012, CyrusOne LP received a contribution of interests in the real estate properties from CBI. In exchange, CyrusOne LP issued 123,688,687 operating partnership units to CBI. CBI also assumed certain of the Predecessor’s intercompany payables and other liabilities of $203.5 million. Subsequent to December 31, 2012, CyrusOne LP executed a 2.8 to 1.0 reverse unit split, resulting in CBI owning 44,102,556 operating partnership units.

Prior to November 20, 2012, the Predecessor was not a separate legal entity and was operated by CBI during the periods presented. At December 31, 2011, divisional control represented CBI’s net investment in the Predecessor. In 2011, the Predecessor distributed $7.8 million to CBI.

On December 31, 2010, CBI restructured its data center legal entities, including intercompany borrowings. In conjunction with this restructuring, Parent acquisition-related debt of $160.2 million (net of unamortized discount and debt issue costs) and related party notes payable to CBI of $24.8 million were subsumed into a new $400 million note payable to CBI and a distribution was issued to CBI in the amount of $215.0 million.

In 2010, the Predecessor received a $366.7 million contribution from CBI to fund the acquisition of Cyrus Networks and assumed $159.6 million of parent acquisition-related debt, net of associated discount and issuance costs. Other distributions to Parent, net were $0.8 million in 2010, inclusive of CBI’s contribution of the Goldcoast Drive (Goldcoast) data center at historical carrying value.

Equity Incentive Plan	3 Months Ended
Mar. 31, 2013
Equity Incentive Plan

10. Equity Incentive Plan

In conjunction with the IPO, our Board of Directors adopted the 2012 LTIP Plan. The LTIP Plan is administered by the Board of Directors, or the plan administrator. Awards issuable under the LTIP Plan include common stock, restricted stock, stock options and other incentive awards. We have reserved a total of 4 million shares of our common stock for issuance pursuant to the LTIP Plan, which may be adjusted for changes in our capitalization and certain corporate transactions. To the extent that an award expires, terminates or lapses, or an award is settled in cash without the delivery of shares of common stock to the participant, then any unexercised shares subject to the award will be available for future grant or sale under the LTIP Plan. Shares of restricted stock which are forfeited or repurchased by us pursuant to the LTIP Plan may again be optioned, granted or awarded under the LTIP Plan. The payment of dividend equivalents in cash in conjunction with any outstanding awards will not be counted against the shares available for issuance under the LTIP Plan.

Restricted Shares

The Company issued approximately 1 million restricted shares to its employees, officers and board of director members in conjunction with the IPO. These restricted shares will generally vest over three years with a per share price of $19 and have been issued in the form of common stock. These restricted shares also earn non-forfeitable dividends throughout the vesting period.

We recognized compensation expense of approximately $1.2 million for the period ended March 31, 2013. In addition, we had unrecognized compensation of approximately $17.9 million as of March 31, 2013.

Earnings (Loss) per Share	3 Months Ended
Mar. 31, 2013
Earnings (Loss) per Share

11. Earnings (Loss) per Share

Basic loss per share is calculated using the weighted average number of shares of common stock outstanding during the period. In addition, net income applicable to participating securities and the related participating securities are excluded from the computation of basic loss per share.

Diluted loss per share is calculated using the weighted average number of shares of common stock outstanding during the period, including restricted stock outstanding. If there is net income during the period, the dilutive impact of common stock equivalents outstanding would also be reflected.

The following tables reflect a reconciliation of the shares used in the basic and diluted net income (loss) per share computation for the period ended March 31, 2013:

	Period Ended March 31, 2013
(dollars in millions, except per share amount)	Basic	Diluted
Numerator:
Net loss	$(2.8)	$(2.8)
Net loss allocated to participating share-based awards	1.8	1.8

Net loss applicable to common shareholders	$(1.0)	$(1.0)

Denominator:
Weighted average common outstanding—basic	20.9	20.9

Time-based restricted stock(1)	—	—
Convertible securities(1)	—	—
Weighted average shares outstanding—Diluted	—	20.9

EPS:
Net loss per share—Basic		$(0.05)

Effect of dilutive shares		—

Net loss per share—Diluted		$(0.05)

(1)	We have excluded 0.2 million of restricted stock and 42.6 million of Operating Partnership units, convertible securities, from our diluted earnings per share as of March 31, 2013. These amounts were deemed anti-dilutive.

Related Party Transactions	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Related Party Transactions

12. Related Party Transactions

Prior to November 20, 2012, CyrusOne Inc., CyrusOne GP, CyrusOne LP and its subsidiaries were not separate legal entities and were operated by CBI during the periods presented. As discussed in Note 1, the condensed consolidated financial statements have been prepared from the records maintained by CBI and may not necessarily be indicative of the conditions that would have existed or the results of operations that would have occurred if the business had been operated as an unaffiliated company. The condensed consolidated financial statements reflect the following transactions with CBI and its affiliated entities, including Cincinnati Bell Telephone (“CBT”) and Cincinnati Bell Technology Solutions (“CBTS”).

Revenues—In November 2012, we entered into separate data center colocation agreements with CBT and CBTS whereby we will continue to lease colocation space to each of them at certain of our data centers. The data center colocation agreement with CBT provides for CBT’s lease of data center space, power and cooling in certain of our data centers for a period of five years at an aggregate rate of $3.8 million per year. CyrusOne leases space in its data centers to CBT and CBTS. Revenue recognized from these arrangements was $1.0 million for the period ended March 31, 2013, $0.3 million for the period ended January 23, 2013, and $0.5 million for the three months ended March 31, 2012. Our data center colocation agreement with CBTS provides for CBTS’s lease of data center space, power and cooling at certain data center facilities for a period of five years at an aggregate rate of $1.6 million per year. Both agreements are renewable for an additional five-year term at market rates.

CBT occupies space in our 229 West Seventh Street facility that is utilized in its network operations. In November 2012, in connection with our purchase of this property, we entered into an agreement to lease this space to CBT for a period of five years, with three renewal options of five years each, at an initial annual base rent of approximately $0.1 million, plus a proportionate share of building operating costs. Commencing on January 1, 2014, and on January 1 of each year thereafter, such base rent shall increase by 1% of the previous year’s base rent. Revenue earned from this lease was less than $0.1 million for all periods presented.

In November 2012, we entered into agreements to lease office space to CBT at our Goldcoast Drive (Goldcoast) data center facility and to CBTS at our Parkway (Mason) data center facility. The aggregate annual base rent for these spaces will be approximately $0.3 million per year. The terms of these agreements are five years each. Both agreements contain three five-year renewal options at market rates. Revenue earned from these leases was less than $0.1 million for the period ended March 31, 2013 and for period ended January 23, 2013. There were no such amounts for the period ended March 31, 2012.

In January 2012, we entered into a transition services agreement to provide CBTS with network interface services. Revenue recognized for these services was less than $0.2 million for the period ended March 31, 2013, $0.1 million for period ended January 23, 2013, and $0.1 million for the quarter ended March 31, 2012. In November 2012, we entered into a new transition services agreement with CBTS where we will continue to provide them with network interface services. The annual fee to be paid by CBTS for these services is approximately $0.5 million, which may decline in future periods as CBTS migrates its network interfaces onto an independent architected and managed CBTS network. These services will be provided on a month-to-month basis, until such time the services in question have been fully transitioned, which we expect may be as long as 24 months.

As of March 31, 2013, CBTS continues to be the named lessor for two data center leases. Revenues associated with these leases were $2.7 million for the period ended March 31, 2013, $0.9 million for the period ended January 23, 2013, and $3.3 million for the quarter ended March 31, 2012. In 2012, we entered into an agreement with CBTS whereby we perform all obligations of CBTS under the lease agreements. CBTS confers the benefits received under such lease agreements to us and CBTS is granted sufficient usage rights in each of our data centers so that it remains as lessor under each such lease agreement. In addition, CBTS will continue to perform billing and collections on these accounts.

Property Operating Expenses—In January 2012, we entered into a transition services agreement with CBTS; whereby, CBTS provided us with network support, services calls, monitoring and management, storage and backup and IT systems support. In November 2012, we entered into new services agreements with CBT and CBTS. Under the CBTS services agreement, CBTS has agreed to provide us with certain managed storage and backup services. These services will be provided on a month-to-month basis, and charges will be based on the variable amount of gigabytes managed by CBTS each month. CBTS will charge us a rate of $0.56 per gigabyte, and the annual fee to be paid by us for these services is approximately $0.2 million. We expect that services under this agreement may extend for as long as 36 months. Expense recognized for these services was less than $0.1 million for the period ended March 31, 2013 and for period ended January 23, 2013 and were $0.4 million for the quarter ended March 31, 2012.

Under the CBT services agreement, CBT provides us with connectivity services for a period of five years related to several of our data center facilities. These services are related to the use of fiber and circuit assets that are currently a part of the CBI network. The annual fee for these services will be $0.9 million, subject to reduction if we terminate certain services. Expense recognized from this arrangement was less than $0.2 million for the period ended March 31, 2013, $0.1 million for the period ended January 23, 2013, and $0.2 million for the quarter ended March 31, 2012.

In conjunction with the purchase of the property located at 229 West Seventh Street, we executed a reciprocal easement and shared services agreement. CBT continues to own the adjacent property that was historically operating together with 229 West Seventh Street as one property. Pursuant to this agreement, we granted reciprocal easements to each other; CBT has easements for continued use of portions of our building and CBT provides fuel storage, fire suppression and other building services to us; and we provide chilled water, building automation systems related to heating, ventilation and air conditioning (“HVAC”) and other building services to CBT. The shared services agreement is expected to continue for a period of fifteen years with five renewal options of five years each. Initially, we are responsible for operating and managing the service facilities for both buildings. Each party will bear its own utility costs, as well as property taxes and insurance. Shared building operating costs will be charged to each party on the basis of the actual costs incurred, allocated based on the proportionate share of usage. Each party will also pay the other party less than $0.2 million per year to maintain shared building infrastructure systems.

In November 2012, we also entered into an agreement to lease space at CBT’s 209 West Seventh Street facility for a period of five years, with three renewal options of five years each. The initial annual base rent will be approximately $0.1 million per year, plus our proportionate share of building operating costs. Commencing on January 1, 2014, and on January 1 of each year thereafter, such base rent shall increase by 1% of the previous year’s base rent. Expense recognized from this arrangement was less than $0.1 million for the period ended March 31, 2013 and for the period ended January 23, 2013.

Benefits and Insurance—Some of our employees participated in pension, postretirement, health care and stock-based compensation plans sponsored by CBI or an affiliate. Our allocated costs for employee benefits were determined by specific identification of the costs associated with our participating employees or based upon the percentage that our employees represent of total participants. Our allocated employee benefit plan costs were $0.2 million for the period ended January 23, 2013 and $0.7 million for the quarter ended March 31, 2012. Effective with the completion of our initial public offering, we were no longer covered by the related plans. As such, there were no such costs in the period ended March 31, 2013.

We also participated in centralized insurance programs managed by CBI which included coverage for general liability, workers’ compensation, automobiles and various other risks. CBI has third-party insurance policies for certain of these risks and is also self-insured within certain limits. CBI’s self-insured costs have been actuarially determined based on the historical experience of paid claims. Our allocated cost for participation in these programs was determined on the basis of revenues, headcount or insured vehicles. Our allocated insurance costs were was less than $0.1 million for the period ended January 23, 2013 and $0.1 million for the quarter ended March 31, 2012. Effective with the completion of our initial public offering, we were no longer covered by the related plans. As such, there were no such costs in the period ended March 31, 2013.

Selling & Marketing—Effective January 1, 2012, we entered into marketing agreements with CBT and CBTS to appoint these affiliates as our authorized marketing representatives. Pursuant to the terms of these agreements, we pay these affiliates a commission for all new leases for space they attain, which is calculated as a percentage of the first month’s recurring revenue with respect to such space, which ranges from 30% to 140%, depending on the lease term. The term of these agreements expired on December 31, 2012.

General & Administrative—We have entered into a transition services agreement with CBI pursuant to which CBI will continue to provide certain services, on an as needed basis, until the earlier of December 31, 2014 or one year from the completion of the IPO; provided, however that the agreement or the provision of a particular service to be provided thereunder may be terminated for convenience by us upon 30 days’ prior written notice. The fees for these services will be based on actual hours incurred for these services at negotiated hourly rates or a negotiated set monthly fee. Expense recognized was less than $0.1 million for the period ended March 31, 2013 and for the period ended January 23, 2013. Expense recognized for the quarter ended March 31, 2012 for this arrangement was less than $0.1 million.

Management Fees—Prior to November 20, 2012, CBI provided various management services, including executive management, cash management, legal, treasury, human resources, accounting, tax, internal audit and risk management services. Our allocated cost for these services was based upon specific identification of costs incurred on our behalf or a reasonable estimate of costs incurred on our behalf, such as relative revenues. Our allocated costs for the quarter ended March 31, 2012 was $0.7 million. There were no such costs for the period ended March 31, 2013 and for the period ended January 23, 2013.

Loss on Sale of Receivables—Prior to October 1, 2012, we participated in an accounts receivable securitization program sponsored by CBI for certain of its subsidiaries. Under this program, we continuously sold certain trade accounts receivable to CBF at a 2.5% discount to the receivables’ face value. In turn, CBF granted, without recourse, a senior undivided interest in the pooled receivables to commercial paper conduits in exchange for cash. Effective October 1, 2012, we terminated our participation in this accounts receivable securitization program. Loss on sale of receivables was $1.2 million for the quarter ended March 31, 2012, with no such costs in 2013.

Interest Expense—On December 31, 2010, CBI restructured its data center legal entities, including their intercompany borrowings. The Predecessor issued a $400 million note to CBI, which bore interest at 7.25%. On November 20, 2012, this note was repaid in full. Interest on this note was settled monthly through CBI’s centralized cash management program. Interest expense of approximately $7.2 million was recognized for the quarter ended March 31, 2012.

Prior to November 20, 2012, we participated in CBI’s centralized cash management program. On a periodic basis, all excess cash was transferred to CBI’s corporate cash accounts. Likewise, substantially all funds to finance our operations, as well as capital expenditures, were funded by CBI. Advances and borrowings between affiliates were governed by an intercompany cash management agreement. Effective November 19, 2010, all advances/borrowings bore interest at the average 30-day Eurodollar rate for the calendar month plus the applicable credit spread for Eurodollar rate borrowings charged for CBI’s revolving line of credit. Prior to this date, the interest rate applied to such advances and borrowings was CBI’s short-term borrowing rate. The average rate earned or charged was 5.0% in 2012. As of November 20, 2012, $80 million of these borrowings were repaid. Net interest expense of $1.9 million was recognized on notes due to related parties for the quarter ended March 31, 2012.

On November 20, 2012, we also entered into a non-competition agreement with CBI, pursuant to which we and CBI agreed not to enter into each other’s lines of business, subject to certain exceptions for a period of four years from such date. Pursuant to the terms of this agreement, we agreed not to directly or indirectly engage in, or have any interest in any entity that engages in, the business of providing telecommunications services in certain areas of Ohio, Kentucky and Indiana in which CBI operates as of such date. We also agreed not to seek, request or apply for any certification or license to provide telecommunications services in such areas during the term of the agreement. CBI agreed not to directly or indirectly engage in, or have any interest in any entity that engages in, the business of constructing and selling, operating or providing data center services in the United States or any foreign jurisdiction in which we operate. However, CBI may continue to offer certain data center services, provided that such services are ancillary to its provisions of existing IT services, and CBI does not own, lease or is contracted to own, lease or manage the data center infrastructure of the facility in which such existing IT services are being provided.

The reciprocal easement and shared services agreement described above also contains a make-whole provision that requires us to make a payment to CBT if CBT’s carrier access revenue declines below $5.0 million per annum as a result of certain actions taken by us which result in circuit disconnections or reductions at CBT. The term of this make-whole provision is approximately four years.

We had approximately $8.2 million and $2.9 million payable to CBI or its wholly-owned subsidiaries as of March 31, 2013 and December 31, 2012, respectively. The March 31, 2013 balance includes a dividend payable of $7.1 million for the dividends declared in March of 2013. The remaining balance of $1.1 million and $2.9 million as of March 31, 2013 and December 31, 2012, respectively, relate to various related party transactions which are discussed above and are payable to CBI as of each respective period end.

In addition, we had approximately $23.2 million and $2.2 million receivable from CBI or wholly-owned subsidiaries as of March 31, 2013 and December 31, 2012, respectively. The March 31, 2013 balance primarily consists of the receivable from CBI of $19.6 million for the reimbursement of the transaction related compensation expense in 2013. The remaining balance of $3.6 million and $2.2 million as of March 31, 2013 and December 31, 2012, respectively, relate to various related party transactions which are discussed above and are due from CBI as of each respective period end.

14. Related Party Transactions

Prior to November 20, 2012, CyrusOne Inc., CyrusOne GP, CyrusOne LP and its subsidiaries were not separate legal entities and were operated by CBI during the periods presented. As discussed in Note 1, the combined financial statements have been prepared from the records maintained by CBI and may not necessarily be indicative of the conditions that would have existed or the results of operations that would have occurred if the business had been operated as an unaffiliated company. The combined financial statements reflect the following transactions with CBI and its affiliated entities.

Revenues—CyrusOne leases space in its data centers to CBT and CBTS. Revenue recognized from these arrangements was $5.4 million, $4.4 million and $2.0 million in 2012, 2011 and 2010, respectively. In November 2012, we entered into separate data center colocation agreements with CBT and CBTS whereby we will continue to lease colocation space to each of them at certain of our data centers. The data center colocation agreement with CBT provides for CBT’s lease of data center space, power and cooling in certain of our data centers for a period of five years at an aggregate rate of $3.8 million per year. Our data center colocation agreement with CBTS provides for CBTS’s lease of data center space, power and cooling at certain data center facilities for a period of five years at an aggregate rate of $1.6 million per year. Both agreements are renewable for an additional five-year term at market rates.

CBT occupies space in our 229 West Seventh Street facility that is utilized in its network operations. In November 2012 in connection with our purchase of this property, we entered into an agreement to lease this space to CBT for a period of five years, with three renewal options of five years each, at an initial annual base rent of approximately $0.1 million, plus a proportionate share of building operating costs. Commencing on January 1, 2014, and on January 1 of each year thereafter, such base rent shall increase by 1% of the previous year’s base rent. Revenue earned from this lease was less than $0.1 million in 2012, with no such revenue in prior years.

In November 2012, we entered into agreements to lease office space to CBT at our Goldcoast Drive (Goldcoast) data center facility and to CBTS at our Parkway (Mason) data center facility. The aggregate annual base rent for these spaces will be approximately $0.3 million per year. The term of these agreements are five years each. Both agreements contain three five-year renewal options at market rates. Revenue earned from these leases was $0.3 million in both 2012 and 2011, and $0.2 million in 2010.

In January 2012, we entered into a transition services agreement to provide CBTS with network interface services. Revenue recognized for these services was $0.5 million in 2012, with no such revenue in prior years. In November 2012, we entered into a new transition services agreement with CBTS where we will continue to provide them with network interface services. The annual fee to be paid by CBTS for these services is approximately $0.5 million, which may decline in future periods as CBTS migrates its network interfaces onto an independent architected and managed CBTS network. These services will be provided on a month-to-month basis, until such time the services in question have been fully transitioned, which we expect may be as long as 24 months.

As of December 31, 2012, CBTS continues to be the named lessor for two data center leases. Revenues associated with these leases were $14.3 million, $14.2 million and $13.1 million in 2012, 2011, and 2010, respectively. In 2012, we entered into an agreement with CBTS whereby we perform all obligations of CBTS under the lease agreements. CBTS confers the benefits received under such lease agreements to us and CBTS is granted sufficient usage rights in each of our data centers so that it remains as lessor under each such lease agreement. In addition, CBTS will continue to perform billing and collections on these accounts.

Property Operating Expenses—In January 2012, we entered into a transition services agreement with CBTS where CBTS provided us with network support, services calls, monitoring and management, storage and backup and IT systems support. Expense recognized for these services was $1.5 million in 2012, with no such costs in prior years. In November 2012, we entered into new services agreements with CBT and CBTS. Under the CBTS services agreement, CBTS has agreed to provide us with certain managed storage and backup services. These services will be provided on a month-to-month basis, and charges will be based on the variable amount of gigabytes managed by CBTS each month. CBTS will charge us a rate of $0.56 per gigabyte, and the annual fee to be paid by us for these services is approximately $0.2 million. We expect that services under this agreement may extend for as long as 36 months.

Under the CBT services agreement, CBT provides us with connectivity services for a period of five years related to several of our data center facilities. These services are related to the use of fiber and circuit assets that are currently a part of the CBI network. The annual fee for these services will be $0.9 million, subject to reduction if we terminate certain services. Expense recognized from this arrangement was $0.7 million in 2012, with similar amounts in 2011 and 2010.

In conjunction with the purchase of the property located at 229 West Seventh Street, we executed a reciprocal easement and shared services agreement. CBT continues to own the adjacent property that was historically operating together with 229 West Seventh Street as one property. Pursuant to this agreement, we granted reciprocal easements to each other; CBT has easements for continued use of portions of our building and CBT provides fuel storage, fire suppression and other building services to us; and we provide chilled water, building automation systems related to heating, ventilation and air conditioning (“HVAC”) and other building services to CBT. The shared services agreement is expected to continue for a period of fifteen years with five renewal options of five years each. Initially, we are responsible for operating and managing the service facilities for both buildings. Each party will bear its own utility costs, as well as property taxes and insurance. Shared building operating costs will be charged to each party on the basis of the actual costs incurred, allocated based on the proportionate share of usage. Each party will also pay the other party less than $0.2 million per year to maintain shared building infrastructure systems.

In November 2012, we also entered into an agreement to lease space at CBT’s 209 West Seventh Street facility for a period of five years, with three renewal options of five years each. The initial annual base rent will be approximately $0.1 million per year, plus our proportionate share of building operating costs. Commencing on January 1, 2014, and on January 1 of each year thereafter, such base rent shall increase by 1% of the previous year’s base rent. Expense recognized from this arrangement was less than $0.1 million in 2012, and $0.4 million in 2011 and 2010.

Benefits and Insurance—Some of our employees participated in pension, postretirement, health care and stock-based compensation plans sponsored by CBI or an affiliate. Our allocated costs for employee benefits were determined by specific identification of the costs associated with our participating employees or based upon the percentage that our employees represent of total participants. Our allocated employee benefit plan costs were $3.5 million, $1.8 million and $1.1 million in 2012, 2011 and 2010, respectively.

We also participated in centralized insurance programs managed by CBI which included coverage for general liability, workers’ compensation, automobiles and various other risks. CBI has third-party insurance policies for certain of these risks and is also self-insured within certain limits. CBI’s self-insured costs have been actuarially determined based on the historical experience of paid claims. Our allocated cost for participation in these programs was determined on the basis of revenues, headcount or insured vehicles. Our allocated insurance costs were $0.4 million, $0.4 million and $0.2 million in 2012, 2011 and 2010, respectively. Subsequent to our initial public offering, we will maintain our own commercial insurance policies.

Selling & Marketing—Effective January 1, 2012, we entered into marketing agreements with CBT and CBTS to appoint these affiliates as CyrusOne’s authorized marketing representatives. Pursuant to the terms of these agreements, we pay these affiliates a commission for all new leases for space they attain, which is calculated as a percentage of the first month’s recurring revenue with respect to such space, which ranges from 30% to 140%, depending on the lease term. For the year ended December 31, 2012, commissions incurred pursuant to these arrangements was $0.3 million, with no such costs in prior years. The term of these agreements expired on December 31, 2012.

General & Administrative—We have entered into a transition services agreement with CBI pursuant to which CBI will continue to provide certain services, on an as needed basis, until the earlier of December 31, 2014 or one year from the completion of our initial public offering; provided, however that the agreement or the provision of a particular service to be provided thereunder may be terminated for convenience by us upon 30 days’ prior written notice. The fees for these services will be based on actual hours incurred for these services at negotiated hourly rates or a negotiated set monthly fee. Expense recognized in 2012 for this arrangement was not material, with no such costs in prior years.

Management Fees—Prior to November 20, 2012, CBI provided various management services, including executive management, cash management, legal, treasury, human resources, accounting, tax, internal audit and risk management services. Our allocated cost for these services was based upon specific identification of costs incurred on our behalf or a reasonable estimate of costs incurred on our behalf, such as relative revenues. Our allocated cost for management services was $2.5 million, $2.3 million and $3.6 million in 2012, 2011 and 2010, respectively. In November 2012, we entered into a transition services agreement with CBI pursuant to which CBI will continue to provide certain of these services, on an as needed basis to the operating partnership one year from the date of our initial public offering, provided, however, that the agreement or the provision of a particular service to be provided thereunder may be terminated for convenience by us upon 30 days’ prior written notice. The fees for these services will be based on actual hours incurred for these services at negotiated hourly rates or a negotiated set monthly fee.

Loss on Sale of Receivables—Prior to October 1, 2012, we participated in an accounts receivable securitization program sponsored by CBI for certain of its subsidiaries. Under this program, we continuously sold certain trade accounts receivable to CBF at a 2.5% discount to the receivables’ face value. In turn, CBF granted, without recourse, a senior undivided interest in the pooled receivables to commercial paper conduits in exchange for cash. The loss on sale of our account receivables was $3.2 million, $3.5 million and $1.8 million in 2012, 2011 and 2010, respectively. See Note 7 for further details. Effective October 1, 2012, we terminated our participation in this accounts receivable securitization program.

Interest Expense—On December 31, 2010, CBI restructured its data center legal entities, including their intercompany borrowings. The Predecessor issued a $400 million note to CBI, which bore interest at 7.25%. On November 20, 2012, this note was repaid in full. Interest on this note was settled monthly through CBI’s centralized cash management program. Interest expense of approximately $26 million and $29 million was recognized on this note for the year ended December 31, 2012 and 2011, respectively, with no such cost in 2010.

Prior to November 20, 2012, we participated in CBI’s centralized cash management program. On a periodic basis, all excess cash was transferred to CBI’s corporate cash accounts. Likewise, substantially all funds to finance our operations, as well as capital expenditures, were funded by CBI. Advances and borrowings between affiliates were governed by an intercompany cash management agreement. Effective November 19, 2010, all advances/borrowings bore interest at the average 30-day Eurodollar rate for the calendar month plus the applicable credit spread for Eurodollar rate borrowings charged for CBI’s revolving line of credit. Prior to this date, the interest rate applied to such advances and borrowings was CBI’s short-term borrowing rate. The average rate earned or charged was 5.0% in 2012, 5.0% in 2011 and 4.2% in 2010. As of November 20, 2012, $80 million of these borrowings were repaid. As of December 31, 2011, borrowings of $80.2 million were presented within due to affiliates and related party notes payable in the accompanying combined financial statements. Net interest expense recognized on notes due to or from related parties was $7.0 million in 2012, and $1.1 million in 2011 and 2010.

Other—Under the CBT services agreement, CBT provides us with connectivity services for a period of five years related to several of our data center facilities. These services are related to the use of fiber and circuit assets that are currently a part of the CBI network. The annual fee for these services will be $0.9 million, subject to reduction if we terminate certain services. Expense recognized from this arrangement was $0.7 million in 2012, with similar amounts in 2011 and 2010.

On November 20, 2012, we also entered into a non-competition agreement with CBI, pursuant to which we and CBI agreed not to enter into each other’s lines of business, subject to certain exceptions for a period of four years from such date. Pursuant to the terms of this agreement, we agreed not to directly or indirectly engage in, or have any interest in any entity that engages in, the business of providing telecommunications services in certain areas of Ohio, Kentucky and Indiana in which CBI operates as of such date. We also agreed not to seek, request or apply for any certification or license to provide telecommunications services in such areas during the term of the agreement. CBI agreed not to directly or indirectly engage in, or have any interest in any entity that engages in, the business of constructing and selling, operating or providing data center services in the United States or any foreign jurisdiction in which we operate. However, CBI may continue to offer certain data center services, provided that such services are ancillary to its provisions of existing IT services, and CBI does not own, lease or is contracted to own, lease or manage the data center infrastructure of the facility in which such existing IT services are being provided.

In conjunction with the completion of the above described financing transactions, CyrusOne was released from its guarantee of CBI’s indebtedness.

The reciprocal easement and shared services agreement described above also contains a make-whole provision that requires us to make a payment to CBT if CBT’s carrier access revenue declines below $5.0 million per annum as a result of certain actions taken by us which result in circuit disconnections or reductions at CBT. The term of this make-whole provision is approximately four years.

Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Income Taxes

13. Income Taxes

CyrusOne Inc, will elect to be taxed as a REIT under the Code, as amended, commencing with our taxable year ended December 31, 2013. To qualify as a REIT, we are required to distribute at least 90% of our taxable income to our stockholders and meet various other requirements imposed by the Code relating to such matters as operating results, asset holdings, distribution levels and diversity of stock ownership. Provided we qualify for taxation as a REIT, we are generally not subject to corporate level federal income tax on the earnings distributed currently to our stockholders. It is our policy and intent, subject to change, to distribute 100% of our taxable income and therefore no provision is required in the accompanying financial statements for federal income taxes with regards to activities of the REIT and its subsidiary pass-through entities.

We have elected to designate two subsidiaries as taxable REIT subsidiaries (each, a TRS). A TRS may perform services for our tenants that would otherwise be considered impermissible for REITs. The income generated from these services is taxed at federal and state corporate rates. Income taxes accrued for the period ending March 31, 2013 were less than $0.1 million.

For certain entities we calculate deferred tax assets and liabilities for temporary differences in the bases between financial statement and income tax assets and liabilities at the enacted. Deferred income taxes are recalculated annually at rates then in effect. Valuation allowances are recorded to reduce deferred tax assets to amounts that are more likely than not to be realized. The ultimate realization of the deferred income tax assets depends upon on our ability to generate future taxable income during the periods in which basis differences and other deductions become deductible and prior to the expiration of the net operating loss carryforwards. Deferred tax assets (net of valuation allowance) and liabilities were accrued, as necessary, for the period ended March 31, 2013.

16. Income Taxes

CyrusOne was historically included in CBI’s consolidated tax return. In the accompanying financial statements we have accounted for income taxes on a separate company basis. Effective November 20, 2012 the operating assets of the business were contributed to CyrusOne LP, a partnership. The partnership will not be subject to federal income tax on net taxable income, as the income will flow through to the partners. Income tax at the partnership level will be limited to foreign income taxes and income tax assessed by a few state and local jurisdictions that assess tax directly to the partnership rather than the partners. Income tax benefit below reflects federal, foreign and various state and local net tax benefits generated prior to the formation of the partnership as well as foreign, state and local net tax benefit on taxable loss generated by the partnership.

	Year Ended December 31,
(dollars in millions)	2012	2011	2010
Income tax expense (benefit):
Continuing operations	$(5.1)	$2.2	$2.7
Loss on sale of real estate improvements	—	—	(0.1)

Total	$(5.1)	$2.2	$2.6

	Year Ended December 31,
(dollars in millions)	2012	2011	2010
Current:
Federal	$—	$—	$—
Foreign	—	—	—
State and local	0.9	0.6	0.3

Total current	0.9	0.6	0.3
Deferred:
Federal	(5.7)	1.5	2.1
Foreign	(1.6)	(0.2)	—
State and local	(0.3)	—	0.3

Total deferred	(7.6)	1.3	2.4
Valuation allowance	1.6	0.3	—

Total	$(5.1)	$2.2	$2.7

Prior to November 20, 2012, current tax expense was considered paid as incurred through CBI’s centralized cash management program.

The following is a reconciliation of the statutory federal income tax rate with the Predecessor’s effective tax rate for each year:

	Year Ended December 31,
	2012	2011	2010
U.S. federal statutory rate	35.0%	35.0%	35.0%
Partnership income not taxed at federal statutory rate	(7.0)%	0.0%	0.0%
State and local income taxes, net of federal income tax	(1.4)%	11.6%	5.7%
Change in valuation allowance, net of federal income tax	(5.6)%	6.6%	0.3%
Nondeductible portion of meals and entertainment	(0.5)%	3.6%	1.5%
Effects of foreign income taxes	(0.2)%	2.2%	0.0%
Other differences, net	(0.2)%	0.4%	0.2%

Effective tax rate	20.1%	59.4%	42.7%

On November 20, 2012, substantially all assets and liabilities associated with our data center operations were contributed by CBI to CyrusOne LP, except for certain tax assets, liabilities and related notes payables. Thus CyrusOne Inc. and CyrusOne LP will have no federal net operating losses available to offset future taxable income and only a small amount of local net operating losses generated in the current year. CyrusOne retained the historical net operating losses related to its foreign operations. As of December 31, 2012, CyrusOne had approximately $1.2 million of foreign net operating loss carryforwards. Due to the uncertainty related to the realization of these net operating losses, a valuation allowance has been established for the entire $1.2 million of loss carryforwards.

The components of our deferred tax assets and liabilities shown below at the end of 2011 and 2010 reflect deferred taxes at the end of each year and prior to the formation of the partnership. Deferred taxes at the end of 2012 reflect foreign, state and local deferred taxes remaining after contributions to the partnership.

	Year Ended December 31,
(dollars in millions)	2012	2011	2010
Deferred tax assets:
Net operating loss carryforwards	$1.3	$16.0	$7.7
Real estate and other property	1.1	—	—
Unearned revenue	0.1	5.7	4.2
Other	—	0.3	0.9

Total deferred tax assets	2.5	22.0	12.8
Valuation allowance	(1.9)	(0.3)	(0.1)

Total deferred tax assets, net of valuation allowance	0.6	21.7	12.7

Deferred tax liabilities:
Real estate and other property	—	17.5	8.2
Employee compensation	0.1	1.7	0.6
Other	—	0.6	0.5

Total deferred tax liabilities	0.1	19.8	9.3

Net deferred tax assets	$0.5	$1.9	$3.4

The ultimate realization of the deferred income tax assets depends upon our ability to generate future taxable income during the periods in which basis differences and other deductions become deductible and prior to the expiration of the net operating loss carryforwards. Based upon historical and future projected earnings, we believe we will fully utilize local net operating loss carryforwards prior to their expiration. Management has concluded that it is more likely than not that certain foreign tax loss carryforwards will not be realized prior to their expiration. As of December 31, 2012 and 2011, the valuation allowance associated with these net operating losses as well as other deferred tax assets was $1.9 and $0.3 million, respectively.

As of December 31, 2012 and 2011, there were no unrecognized tax benefits. We do not currently anticipate that the amount of unrecognized tax benefits will change significantly over the next year.

CyrusOne files separate tax returns in various state, local and foreign jurisdictions. CyrusOne was historically included in the consolidated filings of CBI and its subsidiaries for the federal jurisdiction and certain state and local jurisdictions. With a few exceptions, CBI and its subsidiaries are no longer subject to U.S. federal, state or local examinations for years prior to 2009.

CyrusOne intends to elect and qualify as a REIT for U.S. federal income tax purposes commencing with its taxable year ending December 31, 2013. CyrusOne’s qualification as a REIT depends upon its ability to meet on a continuing basis, through actual investment and operating results, various complex requirements under the Code, relating to, among other things, the sources of its gross income, the composition and values of its assets, its distribution levels and the diversity of ownership of its shares.

CyrusOne received a private letter ruling from the IRS, subject to the terms and conditions contained therein, with respect to certain issues relevant to its qualification as a REIT. Although CyrusOne may generally rely upon the ruling, no assurance can be given that the IRS will not challenge CyrusOne’s qualification as a REIT on the basis of other issues or facts outside the scope of the ruling.

As a REIT, CyrusOne generally will not be subject to U.S. federal income tax on its net taxable income that it distributes currently to its stockholders. If CyrusOne fails to qualify, as a REIT in any taxable year and does not qualify for certain statutory relief provisions, CyrusOne would be subject to U.S. federal income tax at regular corporate rates and would be precluded from re-electing to be taxed as a REIT for the subsequent four taxable years following the year during which CyrusOne lost its REIT qualification. Even if CyrusOne qualifies for taxation as a REIT, it may be subject to certain U.S. federal, state and local taxes on its income or property, and the income of its taxable REIT subsidiaries (each, a “TRS”) will be subject to taxation at regular corporate rates.

Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Subsequent Events

14. Subsequent Events

On May 1, 2013, we executed our buyout option to purchase the Springer Street (Lombard) data center facility for $5.5 million. On May 3, 2013, we also purchased the Industrial Road (Florence) data center facility for a total purchase price of $10.5 million.

18. Subsequent Events

On January 24, 2013, CyrusOne closed its initial public offering of 18,975,000 shares of common stock at a price of $19.00 per share, which included a 2,475,000 share over-allotment option that was exercised by the underwriters. Following the closing of the initial public offering, CBI retained a 69% economic interest in CyrusOne through its interests in the outstanding shares of CyrusOne common stock and of the units of our operating partnership, CyrusOne LP. CyrusOne LP units are exchangeable into common stock of CyrusOne on a one-to-one basis, or cash at the fair value of a share of CyrusOne common stock, at our option, commencing on January 17, 2014.

Effective January 24, 2013, CBI’s ownership in CyrusOne will be accounted for as non-controlling interest.

In March 2013, we purchased a 33 acre parcel of land in Houston West Metro area adjacent to our existing facilities for $18.2 million.

On April 30, 2013 we executed our buyout option to purchase the Springer Street (Lombard) data center facility for $5.5 million. On May 3, 2013, we purchased the Industrial Road ( Florence) data center facility for a total purchase price of $10.5 million.

Guarantors	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Guarantors

15. Guarantors

CyrusOne LP and CyrusOne Finance Corp., as “LP Co-issuer” and “Finance Co-issuer,” respectively (together, the “Issuers”), had $525 million aggregate principal amount of Senior Notes outstanding at March 31, 2013. The Senior Notes are fully and unconditionally and jointly and severally guaranteed on a senior basis by CyrusOne Inc. (“Parent Guarantor”), CyrusOne GP (“General Partner”), and CyrusOne LP’s wholly owned subsidiaries, CyrusOne LLC, CyrusOne TRS Inc. and CyrusOne Foreign Holdings LLC (such subsidiaries, together the “Guarantors”). None of the subsidiaries organized outside of the United States (collectively, the “Non-Guarantors”) guarantee the Senior Notes. Subject to the provisions of the indenture governing the Senior Notes, in certain circumstances, a Guarantor may be released from its guarantee obligation, including:

•

upon the sale or other disposition ( including by way of consolidation or merger) of such Guarantor or of all of the capital stock of such Guarantor such that such Guarantor is no longer a restricted subsidiary under the indenture,

•	upon the sale or disposition of all or substantially all of the assets of the Guarantor,

•	upon the LP–Co issuer designating such Guarantor as an unrestricted subsidiary under the terms of the indenture,

•	if such Guarantor is no longer a guarantor or other obligor of any other indebtedness of the LP Co- issuer or the Parent Guarantor, and

•	upon the defeasance or discharge of the Senior Notes in accordance with the terms of the indenture.

The following provides information regarding the entity structure of each guarantor of the Senior Notes:

CyrusOne Inc. – CyrusOne Inc. was formed on July 31, 2012. As of January 23, 2013, CyrusOne Inc. was a wholly-owned subsidiary of CBI. Effective January 24, 2013, CyrusOne Inc., completed its initial public offering (“IPO”) of common stock for net proceeds of $337.1 million, and together with the General Partner, purchased a 33.9% ownership interest in CyrusOne LP. CyrusOne Inc. also represents a guarantor or Parent Guarantor and became a separate registrant with the Security and Exchange Commission (“SEC”) upon completion of its IPO.

CyrusOne GP – CyrusOne GP was formed on July 31, 2012 and was a wholly-owned subsidiary of CyrusOne Inc. as of January 23, 2013. Effective upon completion of CyrusOne Inc.’s IPO, this entity became the general partner and 1% owner of CyrusOne LP and has no other assets or operations. Prior to the IPO, this entity did not incur any obligations or record any transactions.

Issuers – The Issuers include CyrusOne LP and CyrusOne Finance Corp. CyrusOne Finance Corp., a wholly-owned subsidiary of CyrusOne LP, was formed for the sole purpose of acting as co-issuer of the Senior Notes and has no other assets or operations. CyrusOne LP, in addition to being the co-issuer of the Senior Notes, is also the 100% owner, either directly or indirectly, of the Guarantors and Non-Guarantors.

Guarantors – The guarantors include CyrusOne LLC, CyrusOne TRS Inc., and CyrusOne Foreign Holdings LLC. CyrusOne LLC accounts for all of the domestic operations of CyrusOne LP, including the businesses that composed the Predecessor operations. CyrusOne LLC, together with CyrusOne Foreign Holdings LLC, directly or indirectly owns 100% of the Non-Guarantors. As of March 31, 2013, CyrusOne TRS Inc. had not incurred any obligations or recorded any material transactions for the periods ended March 31, 2013 and January 23, 2013.

As of March 31, 2013, the Non-Guarantors consist of 100% owned subsidiaries which conduct operations in the United Kingdom and Singapore. As these entities were formed during 2011, there were no operations or transactions associated with these entities in 2010.

The following schedules present the financial information for the period ended January 23, 2013, the period ended March 31, 2013 and the three months ended March 31, 2012 for the Parent Guarantor, General Partner, LP Co-issuer, Finance Co-issuer, Guarantors, and Non-Guarantors. The financial statements for the period ended January 23, 2013, present the financial information for the Parent Guarantor, General Partner, LP Co-issuer, Finance Co-issuer, Guarantors, and Non-Guarantors, prior to the effective date of the IPO. The financial statements for the period ended March 31, 2013, present the financial information for the Parent Guarantor, General Partner, LP Co-issuer, Finance Co-issuer, Guarantors, and Non-Guarantors, after the effective date of the IPO. The consolidating schedules are provided in accordance with the reporting requirements for guarantor subsidiaries.

(dollars in millions)	Period Ended March 31, 2013
	Parent Guarantor	General Partner	LP Co-issuer	Finance Co-issuer	Guarantors	Non- Guarantors	Eliminations	Total
Revenue	$—	$—	$—	$—	$44.5	$0.5	$—	$45.0
Costs and expenses
Property operating expenses	—	—	—	—	15.0	0.3	—	15.3
Sales and marketing	—	—	—	—	2.1	—	—	2.1
General and administrative	—	—	—	—	5.4	—	—	5.4
Depreciation and amortization	—	—	—	—	15.8	0.6	—	16.4

Total costs and expenses	—	—	—	—	38.3	0.9	—	39.2

Operating income (loss)	—	—	—	—	6.2	(0.4)	—	5.8
Interest expense	—	—	7.2	7.2	0.7	0.5	(7.2)	8.4

Income (loss) before income taxes	—	—	(7.2)	(7.2)	5.5	(0.9)	7.2	(2.6)
Income tax expense	—	—	—	—	0.2	—	—	0.2

Income (loss) from continuing operations	—	—	(7.2)	(7.2)	5.3	(0.9)	7.2	(2.8)
Equity earnings (loss) related to investment in subsidiaries	(2.8)	—	4.4	—	(0.9)	—	(0.7)	—

Net income (loss)	(2.8)	—	(2.8)	(7.2)	4.4	(0.9)	6.5	(2.8)
Noncontrolling interest in net loss	(1.9)	—	—	—	—	—	—	(1.9)

Net income (loss) attributable to common shareholders	$(0.9)	—	$(2.8)	$(7.2)	$4.4	$(0.9)	$6.5	$(0.9)

(dollars in millions)	Period Ended January 23, 2013
	Parent Guarantor	General Partner	LP Co-issuer	Finance Co-issuer	Guarantors	Non- Guarantors	Eliminations	Total
Revenue	$—	$—	$—	$—	$14.9	$0.2	$—	$15.1
Costs and expenses
Property operating expenses	—	—	—	—	4.8	—	—	4.8
Sales and marketing	—	—	—	—	0.7	—	—	0.7
General and administrative	—	—	—	—	1.4	0.1	—	1.5
Depreciation and amortization	—	—	—	—	5.2	0.1	—	5.3
Transaction-related compensation	—	—	—	—	20.0	—	—	20.0
Transaction costs		—	—	—	0.1	—	—	0.1

Total costs and expenses	—	—	—	—	32.2	0.2	—	32.4

Operating loss	—	—	—	—	(17.3)	—	—	(17.3)
Interest expense	—	—	2.3	2.3	0.1	0.1	(2.3)	2.5

Loss before income taxes	—	—	(2.3)	(2.3)	(17.4)	(0.1)	2.3	(19.8)
Income tax expense	—	—	—	—	0.4	—	—	0.4

Loss from continuing operations	—	—	(2.3)	(2.3)	(17.8)	(0.1)	2.3	(20.2)
Equity earnings (loss) related to investment in subsidiaries	—	—	(17.9)	—	(0.1)	—	18.0	—

Net loss	$—	$—	$(20.2)	$(2.3)	$(17.9)	$(0.1)	$20.3	$(20.2)

(dollars in millions)	Three Months Ended March 31, 2012
	Parent Guarantor	General Partner	LP Co-issuer	Finance Co-issuer	Guarantors	Non- Guarantors	Eliminations	Total
Revenue	$—	$—	$—	$—	$51.9	$0.2	$—	$52.1
Costs and expenses
Property operating expenses	—	—	—	—	16.8	0.5	—	17.3
Sales and marketing	—	—	—	—	1.7	0.1	—	1.8
General and administrative	—	—	—	—	4.5	—	—	4.5
Depreciation and amortization	—	—	—	—	15.8	0.6	—	16.4
Management fees charged by CBI	—	—	—	—	0.7	—	—	0.7
Loss on sale of receivables to an affiliate	—	—	—	—	1.2	—	—	1.2

Total costs and expenses	—	—	—	—	40.7	1.2	—	41.9

Operating income (loss)	—	—	—	—	11.2	(1.0)	—	10.2
Interest expense	—	—	—	—	9.4	0.9	—	10.3

Income (loss) before income taxes	—	—	—	—	1.8	(1.9)	—	(0.1)
Income tax expense	—	—	—	—	0.6	—	—	0.6

Income (loss) from continuing operations	—	—	—	—	1.2	(1.9)	—	(0.7)
Equity earnings (loss) related to investments in subsidiaries	—	—	—	—	(1.9)	—	1.9	—

Net loss	$—	$—	$—	$—	$(0.7)	$(1.9)	$1.9	$(0.7)

(dollars in millions)	As of March 31, 2013
	Parent Guarantor	General Partner	LP Co-issuer	Finance Co-issuer	Guarantors	Non- Guarantors	Eliminations	Total
Land	$—	$—	$—	$—	$44.4	$—	$—	$44.4
Buildings and improvements	—	—	—	—	699.1	41.6	—	740.7
Equipment	—	—	—	—	68.2	0.5	—	68.7
Construction in progress	—	—	—	—	92.6	—	—	92.6

Subtotal	—	—	—	—	904.3	42.1	—	946.4
Accumulated depreciation	—	—	—	—	(189.6)	(2.5)	—	(192.1)

Net investment in real estate	—	—	—	—	714.7	39.6	—	754.3
Cash and cash equivalents	—	—	0.1	—	327.6	0.9	—	328.6
Investment in subsidiary	816.5	8.2	841.8	—	(0.6)	—	(1,665.9)	—
Rent and other receivables	—	—	—	—	29.2	0.8	—	30.0
Restricted cash	—	—	—	—	2.6	—	—	2.6
Goodwill	—	—	—	—	276.2	—	—	276.2
Intangible assets, net	—	—	—	—	98.4	—	—	98.4
Intercompany and loan receivable	—	—	506.9	507.9	0.2	—	(1,015.0)	—
Due from affiliates	—	—	—	—	23.2	—	—	23.2
Other assets	—	—	16.4	16.4	43.5	0.8	(16.4)	60.7

Total assets	$816.5	$8.2	$1,365.2	$524.3	$1,515.0	$42.1	$(2,697.3)	$1,574.0

Accounts payable and accrued expenses	$—	$—	$23.7	$13.0	$35.6	$1.0	$(13.0)	$60.3
Deferred revenue	—	—	—	—	51.1	0.6	—	51.7
Intercompany and loan payable	—	—	—	—	506.9	0.2	(507.1)	—
Due to affiliates	—	—	—	—	8.2	—	—	8.2
Capital lease obligations	—	—	—	—	22.3	8.7	—	31.0
Long-term debt	—	—	525.0	525.0	—	—	(525.0)	525.0
Other financing arrangements	—	—	—	—	30.9	32.0	—	62.9
Other liabilities	—	—	—	—	18.2	0.2	—	18.4

Total liabilities	—	—	548.7	538.0	673.2	42.7	(1,045.1)	757.5
Total equity	816.5	8.2	816.5	(13.7)	841.8	(0.6)	(1,652.2)	816.5

Total liabilities and equity	$816.5	$8.2	$1,365.2	$524.3	$1,515.0	$42.1	$(2,697.3)	$1,574.0

(dollars in millions)	As of December 31, 2012
	Parent Guarantor	General Partner	LP Co-issuer	Finance Co-issuer	Guarantors	Non- Guarantors	Eliminations	Total
Land	$—	$—	$—	$—	$44.5	$—	$—	$44.5
Buildings and improvements	—	—	—	—	695.7	26.8	—	722.5
Equipment	—	—	—	—	52.0	0.4	—	52.4
Construction in progress	—	—	—	—	51.4	12.8	—	64.2

Subtotal	—	—	—	—	843.6	40.0	—	883.6
Accumulated depreciation	—	—	—	—	(174.8)	(1.9)	—	(176.7)

Net investment in real estate	—	—	—	—	668.8	38.1	—	706.9
Cash and cash equivalents	—	—	—	—	15.6	0.9	—	16.5
Investment in subsidiary	—	—	497.2	—	0.4	—	(497.6)	—
Rent and other receivables	—	—	—	—	32.6	0.6	—	33.2
Restricted cash	—	—	—	—	6.3	—	—	6.3
Goodwill	—	—	—	—	276.2	—	—	276.2
Intangible assets, net	—	—	—	—	102.6	—	—	102.6
Intercompany and loan receivable	—	—	508.2	508.2	—	—	(1,016.4)	—
Due from affiliates	—	—	—	—	2.2		—	2.2
Other assets	7.9	—	17.0	17.0	41.6	0.5	(17.0)	67.0

Total assets	$7.9	$—	$1,022.4	$525.2	$1,146.3	$40.1	$(1,531.0)	$1,210.9

Accounts payable and accrued expenses	$0.8	$—	$4.4	$4.4	$24.2	$0.1	$(4.4)	$29.5
Deferred revenue	—	—	—	—	52.3	0.5	—	52.8
Intercompany and loan payable	—	—	—	—	508.0	0.2	(508.2)	—
Due to affiliates	—	—	—	—	2.9	—	—	2.9
Capital lease obligations	—	—	—	—	23.2	9.0	—	32.2
Long-term debt	—	—	525.0	525.0	—	—	(525.0)	525.0
Other financing arrangements	—	—	—	—	31.0	29.8	—	60.8
Other liabilities	—	—	—	—	7.5	0.1	—	7.6

Total liabilities	0.8	—	529.4	529.4	649.1	39.7	(1,037.6)	710.8
Total parent’s net investment	7.1	—	493.0	(4.2)	497.2	0.4	(493.4)	500.1

Total liabilities and parent’s net investment	$7.9	$—	$1,022.4	$525.2	$1,146.3	$40.1	$(1,531.0)	$1,210.9

Condensed Consolidating Statements of Cash Flows

(dollars in millions)	Period Ended March 31, 2013
	Parent Guarantor	General Partner	LP Co-issuer	Finance Co-issuer	Guarantors	Non- Guarantors	Eliminations	Total
Net cash provided by (used in) operating activities	$—	$—	$(1.2)	$—	$23.8	$0.3	$—	$22.9

Cash flows from investing activities
Capital expenditures - acquisitions of real estate	—	—	—	—	(18.2)	—	—	(18.2)
Capital expenditures - other	—	—	—	—	(26.6)	(0.1)	—	(26.7)
Investment in subsidiaries	(337.1)	—	(337.1)	—	—	—	674.2	—
Intercompany advances, net	—	—	1.2	—	(1.2)	—	—	—
Release of restricted cash	—	—	—	—	1.8	—	—	1.8

Net cash provided by (used in) investing activities	(337.1)	—	(335.9)	—	(44.2)	(0.1)	674.2	(43.1)

Cash flows from financing activities
Issuance of common stock/partnership units	360.5	—	337.1	—	—	—	(337.1)	360.5
IPO costs	(23.4)	—	—	—	—	—	—	(23.4)
Payments on capital lease obligations	—	—	—	—	(0.3)	(0.3)	—	(0.6)
Contribution from parent guarantor	—	—	—	—	337.1	—	(337.1)	—

Net cash provided by (used in) financing activities	337.1	—	337.1	—	336.8	(0.3)	(674.2)	336.5

Net increase (decrease) in cash and cash equivalents	—	—	—	—	316.4	(0.1)	—	316.3
Cash and cash equivalents at beginning of period	—	—	0.1	—	11.2	1.0	—	12.3

Cash and cash equivalents at end of period	$—	$—	$0.1	$—	$327.6	$0.9	$—	$328.6

	Period Ended January 23, 2013
(dollars in millions)	Parent Guarantor	General Partner	LP Co-issuer	Finance Co-issuer	Guarantors	Non- Guarantors	Eliminations	Total
Net cash provided by operating activities	$—	$—	$—	$—	$1.9	$0.1	$—	$2.0

Cash flows from investing activities
Capital expenditures - other	—	—	—	—	(7.7)	—	—	(7.7)
Release of restricted cash	—	—	—	—	1.9	—	—	1.9
Intercompany advances, net	—	—	0.1	—	(0.1)	—	—	—

Net cash provided by (used in) investing activities	—	—	0.1	—	(5.9)	—	—	(5.8)

Cash flows from financing activities
Payments on capital lease obligations	—	—	—	—	(0.6)	—	—	(0.6)
Contributions from parent, net	—	—	—	—	0.2	—	—	0.2

Net cash used in financing activities	—	—	—	—	(0.4)	—	—	(0.4)

Net (decrease) increase in cash and cash equivalents	—	—	0.1	—	(4.4)	0.1	—	(4.2)
Cash and cash equivalents at beginning of year	—	—	—	—	15.6	0.9	—	16.5

Cash and cash equivalents at end of period	$—	$—	$0.1	$—	$11.2	$1.0	$—	$12.3

(dollars in millions)	Three Months Ended March 31, 2012
	Parent Guarantor	General Partner	LP Co-issuer	Finance Co-issuer	Guarantors	Non- Guarantors	Eliminations	Total
Net cash provided by (used in) operating activities	$—	$—	$—	$—	13.8	$(1.3)	$—	$12.5

Cash flows from investing activities
Capital expenditures - acquisitions of real estate	—	—	—	—	(23.4)	—	—	(23.4)
Capital expenditures - other	—	—	—	—	(29.4)	—	—	(29.4)

Net cash used in investing activities	—	—	—	—	(52.8)	—	—	(52.8)

Cash flows from financing activities
Borrowings from affiliates, net	—	—	—	—	44.0	—	—	44.0
Payments on financing obligations	—	—	—	—	(1.6)	—	—	(1.6)
Contributions from parent, net	—	—	—	—	(2.8)	2.4	—	(0.4)
Other, net	—	—	—	—	(0.4)	—	—	(0.4)

Net cash provided by financing activities	—	—	—	—	39.2	2.4	—	41.6

Net increase in cash and cash equivalents	—	—	—	—	0.2	1.1	—	1.3
Cash and cash equivalents at beginning of year	—	—	—	—	0.4	0.2	—	0.6

Cash and cash equivalents at end of year	$—	$—	$—	$—	$0.6	$1.3	$—	$1.9

19. Guarantors

CyrusOne LP and CyrusOne Finance Corp., as “LP Co-issuer” and “Finance Co-issuer,” respectively (together, the “Issuers”), had $525 million aggregate principal amount of Senior Notes outstanding at December 31, 2012. The Senior Notes are fully and unconditionally and jointly and severally guaranteed on a senior basis by CyrusOne Inc. (“Parent Guarantor”), CyrusOne GP (“General Partner”), and CyrusOne LP’s wholly owned subsidiaries, CyrusOne LLC, CyrusOne TRS Inc. and CyrusOne Foreign Holdings LLC (such subsidiaries, together the “Guarantors”). None of the subsidiaries organized outside of the United States (collectively, the “Non-Guarantors”) guarantee the Senior Notes. Subject to the provisions of the indenture governing the Senior Notes, in certain circumstances, a Guarantor may be released from its guarantee obligation, including:

•

upon the sale or other disposition ( including by way of consolidation or merger) of such Guarantor or of all of the capital stock of such Guarantor such that such Guarantor is no longer a restricted subsidiary under the indenture,

•	upon the sale or disposition of all or substantially all of the assets of the Guarantor,

•	upon the LP – Co issuer designating such Guarantor as an unrestricted subsidiary under the terms of the indenture,

•	if such Guarantor is no longer a guarantor or other obligor of any other indebtedness of the LP Co- issuer or the Parent Guarantor, and

•	upon the defeasance or discharge of the Senior Notes in accordance with the terms of the indenture.

The following provides information regarding the entity structure of each guarantor of the Senior Notes:

CyrusOne Inc. – CyrusOne Inc. was formed on July 31, 2012. As of December 31, 2012, this entity was a wholly-owned subsidiary of CBI. As of December 31, 2012, CyrusOne Inc.’s financial position reflected costs related to its initial public offering (“IPO”) and related payable balances contributed to CyrusOne Inc. by CBI, and no other assets or operations. Effective January 24, 2013, this entity completed its IPO of common stock for net proceeds of $337.1 million, and together with CyrusOne GP, a wholly-owned subsidiary of CyrusOne Inc. and the general partner of CyrusOne LP, purchased a 33.9% ownership interest in CyrusOne LP. CyrusOne Inc. also represents a guarantor or Parent Guarantor and became a separate registrant with the Security and Exchange Commission (“SEC”) upon completion of its IPO.

CyrusOne GP – CyrusOne GP was formed on July 31, 2012 and was a wholly-owned subsidiary of CyrusOne Inc. as of December 31, 2012. Effective upon completion of CyrusOne Inc.’s IPO, this entity became the general partner and 1% owner of CyrusOne LP and has no other assets or operations. Prior to the IPO, this entity did not incur any obligations or record any transactions.

Issuers – As of December 31, 2012, the Issuers, consisting of CyrusOne LP and CyrusOne Finance Corp., were wholly-owned subsidiaries of CBI. CyrusOne Finance Corp., a wholly-owned subsidiary of CyrusOne LP, was formed for the sole purpose of acting as co-issuer of the Senior Notes and has no other assets or operations. CyrusOne LP, in addition to being the co-issuer of the Senior Notes, is also the 100% owner, either directly or indirectly, of the Guarantors and Non-Guarantors.

Guarantors – The guarantors include CyrusOne LLC, CyrusOne TRS Inc., and CyrusOne Foreign Holdings LLC. CyrusOne LLC accounts for all of the domestic operations of CyrusOne LP, including the businesses that composed the Predecessor operations. CyrusOne LLC, together with CyrusOne Foreign Holdings LLC, directly or indirectly owns 100% of the Non-Guarantors. As of December 31, 2012, CyrusOne TRS Inc. had not incurred any obligations or recorded any transactions.

As of December 31, 2012, the Non-Guarantors consist of 100% owned subsidiaries which conduct operations in the United Kingdom and Singapore. As these entities were formed during 2011, there were no operations or transactions associated with these entities in 2010.

The following schedules present the financial information for the years ended December 31, 2012, 2011 and 2010, and as of December 31, 2012 and 2011, for CyrusOne Inc. (“Parent Guarantor”), General Partner, LP Co-issuer, Finance Co-issuer, Guarantors, and Non-Guarantors. The consolidating schedules are provided in accordance with the reporting requirements for guarantor subsidiaries.

(dollars in millions)	Year Ended December 31, 2012
	Parent Guarantor	General Partner	LP Co-issuer	Finance Co-issuer	Guarantors	Non- Guarantors	Eliminations	Total
Revenue	$—	$—	$—	$—	$219.4	$1.4	$—	$220.8
Costs and expenses
Property operating expenses	—	—	—	—	74.1	1.9	—	76.0
Sales and marketing	—	—	—	—	9.5	0.2	—	9.7
General and administrative	—	—	—	—	20.6	0.1	—	20.7
Depreciation and amortization	—	—	—	—	71.9	1.5	—	73.4
Transaction costs		—	5.7	—	—	—	—	5.7
Management fees charged by CBI	—	—	—	—	2.5	—	—	2.5
Loss on sale of receivables to an affiliate	—	—	—	—	3.2	—	—	3.2
Asset impairments	—	—	—	—	13.3	—	—	13.3

Total costs and expenses	—	—	5.7	—	195.1	3.7	—	204.5

Operating income (loss)	—	—	(5.7)	—	24.3	(2.3)	—	16.3
Interest expense	—	—	4.2	4.2	35.0	2.6	(4.2)	41.8

Loss before income taxes	—	—	(9.9)	(4.2)	(10.7)	(4.9)	4.2	(25.5)
Income tax benefit	—	—	—	—	(5.1)	—	—	(5.1)

Loss from continuing operations	—	—	(9.9)	(4.2)	(5.6)	(4.9)	4.2	(20.4)
Equity earnings (loss) related to investment in subsidiaries	—	—	(10.4)	—	(4.9)	—	15.3	—
Gain on sale of real estate improvements	—	—	—		0.1	—	—	0.1

Net loss	$—	$—	$(20.3)	$(4.2)	$(10.4)	$(4.9)	$19.5	$(20.3)

(dollars in millions)	Year Ended December 31, 2011
	Parent Guarantor	General Partner	LP Co-issuer	Finance Co-issuer	Guarantors	Non- Guarantors	Eliminations	Total
Revenue	$—	$—	$—	$—	$181.5	$0.2	$—	$181.7
Costs and expenses
Property operating expenses	—	—	—	—	57.9	0.3	—	58.2
Sales and marketing	—	—	—	—	9.1	—	—	9.1
General and administrative	—	—	—	—	12.4	0.1	—	12.5
Depreciation and amortization	—	—	—	—	55.1	0.4	—	55.5
Transaction costs	—	—	—	—	2.6	—	—	2.6
Management fees charged by CBI	—	—	—	—	2.3	—	—	2.3
Loss on sale of receivables to an affiliate	—	—	—	—	3.5	—	—	3.5

Total costs and expenses	—	—	—	—	142.9	0.8	—	143.7

Operating income (loss)	—	—	—	—	38.6	(0.6)	—	38.0
Interest expense	—	—	—	—	32.3	0.6	—	32.9
Loss on extinguishment of debt	—	—	—	—	1.4	—	—	1.4

Income (loss) before income taxes	—	—	—	—	4.9	(1.2)	—	3.7
Income tax expense	—	—	—	—	2.2	—	—	2.2

Income (loss) from continuing operations	—	—	—	—	2.7	(1.2)	—	1.5
Equity earnings (loss) related to investment in subsidiaries	—	—	—	—	(1.2)	—	1.2	—

Net income (loss)	$—	$—	$—	$—	$1.5	$(1.2)	$(1.2)	$1.5

(dollars in millions)	Year Ended December 31, 2010
	Parent Guarantor	General Partner	LP Co-issuer	Finance Co-issuer	Guarantors	Non- Guarantors	Eliminations	Total
Revenue	$—	$—	$—	$—	$127.5	$—	$—	$127.5
Costs and expenses
Property operating expenses	—	—	—	—	43.9	—	—	43.9
Sales and marketing	—	—	—	—	6.8	—	—	6.8
General and administrative	—	—	—	—	7.0	—	—	7.0
Depreciation and amortization	—	—	—	—	36.2	—	—	36.2
Transaction costs	—	—	—	—	9.0	—	—	9.0
Management fees charged by CBI	—	—	—	—	3.6	—	—	3.6
Loss on sale of receivables to an affiliate	—	—	—	—	1.8	—	—	1.8
Restructuring costs	—	—	—	—	1.4	—	—	1.4

Total costs and expenses	—	—	—	—	109.7	—	—	109.7

Operating income	—	—	—	—	17.8	—	—	17.8
Interest expense	—	—	—	—	11.5	—	—	11.5

Income before income taxes	—	—	—	—	6.3	—	—	6.3
Income tax expense	—	—	—	—	2.7	—	—	2.7

Income from continuing operations	—	—	—	—	3.6	—	—	3.6
Loss on sale of real estate improvements	—	—	—	—	(0.1)	—	—	(0.1)

Net income	$—	$—	$—	$—	$3.5	$—	$—	$3.5

(dollars in millions)	As of December 31, 2012
	Parent Guarantor	General Partner	LP Co-issuer	Finance Co-issuer	Guarantors	Non- Guarantors	Eliminations	Total
Land	$—	$—	$—	$—	$44.5	$—	$—	$44.5
Buildings and improvements	—	—	—	—	695.7	26.8	—	722.5
Equipment	—	—	—	—	52.0	0.4	—	52.4
Construction in progress	—	—	—	—	51.4	12.8	—	64.2

Subtotal	—	—	—	—	843.6	40.0	—	883.6
Accumulated depreciation	—	—	—	—	(174.8)	(1.9)	—	(176.7)

Net investment in real estate	—	—	—	—	668.8	38.1	—	706.9
Cash and cash equivalents	—	—	—	—	15.6	0.9	—	16.5
Investment in subsidiary	—	—	497.2	—	0.4	—	(497.6)	—
Rent and other receivables	—	—	—	—	32.6	0.6	—	33.2
Restricted cash	—	—	—	—	6.3	—	—	6.3
Goodwill	—	—	—	—	276.2	—	—	276.2
Intangible assets, net	—	—	—	—	102.6	—	—	102.6
Intercompany and loan receivable	—	—	508.2	508.2	—	—	(1,016.4)	—
Due from affiliates	—	—	—	—	2.2		—	2.2
Other assets	7.9	—	17.0	17.0	41.6	0.5	(17.0)	67.0

Total assets	$7.9	$—	$1,022.4	$525.2	$1,146.3	$40.1	$(1,531.0)	$1,210.9

Accounts payable and accrued expenses	$0.8	$—	$4.4	$4.4	$24.2	$0.1	$(4.4)	$29.5
Deferred revenue	—	—	—	—	52.3	0.5	—	52.8
Intercompany and loan payable	—	—	—	—	508.0	0.2	(508.2)	—
Due to affiliates	—	—	—	—	2.9	—	—	2.9
Capital lease obligations	—	—	—	—	23.2	9.0	—	32.2
Long-term debt	—	—	525.0	525.0	—	—	(525.0)	525.0
Other financing arrangements	—	—	—	—	31.0	29.8	—	60.8
Other liabilities	—	—	—	—	7.5	0.1	—	7.6

Total liabilities	0.8	—	529.4	529.4	649.1	39.7	(1,037.6)	710.8
Total parent’s net investment	7.1	—	493.0	(4.2)	497.2	0.4	(493.4)	500.1

Total liabilities and parent’s net investment	$7.9	$—	$1,022.4	$525.2	$1,146.3	$40.1	$(1,531.0)	$1,210.9

(dollars in millions)	As of December 31, 2011
	Parent Guarantor	General Partner	LP Co-issuer	Finance Co-issuer	Guarantors	Non- Guarantors	Eliminations	Total
Land	$—	$—	$—	$—	$26.5	$—	$—	$26.5
Buildings and improvements	—	—	—	—	543.0	25.6	—	568.6
Equipment	—	—	—	—	16.1	—	—	16.1
Construction in progress	—	—	—	—	48.0	1.0	—	49.0

Subtotal	—	—	—	—	633.6	26.6	—	660.2
Accumulated depreciation	—	—	—	—	(130.9)	(0.3)		(131.2)

Net investment in real estate	—	—	—	—	502.7	26.3	—	529.0
Cash and cash equivalents	—	—	—	—	0.4	0.2	—	0.6
Investment in subsidiary			—	—	(0.1)	—	0.1	—
Goodwill	—	—	—	—	276.2	—	—	276.2
Intangible assets, net	—	—	—	—	120.7	—	—	120.7
Other assets	—	—	—	—	27.9	0.3	—	28.2

Total assets	$—	$—	$—	$—	$927.8	$26.8	$0.1	$954.7

Accounts payable and accrued expenses	$—	$—	$—	$—	$21.8	$0.4	$—	$22.2
Deferred revenue	—	—	—	—	49.0	—	—	49.0
Capital lease obligations	—	—	—	—	33.8	9.1	—	42.9
Related party note payable	—	—	—	—	480.2	—	—	480.2
Other financing arrangements	—	—	—	—	30.8	17.4	—	48.2
Other liabilities	—	—	—	—	0.7	—	—	0.7

Total liabilities	—	—	—	—	616.3	26.9	—	643.2
Total divisional control	—	—	—	—	311.5	(0.1)	0.1	311.5

Total liabilities and divisional control	$—	$—	$—	$—	$927.8	$26.8	$0.1	$954.7

Condensed Consolidating Statements of Cash Flows

	Year Ended December 31, 2012
(dollars in millions)	Parent Guarantor	General Partner	LP Co-issuer	Finance Co-issuer	Guarantors	Non- Guarantors	Eliminations	Total
Net cash provided by (used in) operating activities	$(7.1)	$—	$(5.3)	$0.4	$60.7	$(3.8)	$(0.4)	$44.5

Cash flows from investing activities
Capital expenditures - acquisitions of real estate	—	—	—	—	(25.1)	(0.3)	—	(25.4)
Capital expenditures - other	—	—	—	—	(202.9)	—	—	(202.9)
Proceeds from sale of assets	—	—	—	—	.0.2	—	—	0.2
Increase in restricted cash	—	—	—	—	(11.1)	—	—	(11.1)
Release of restricted cash	—	—	—	—	4.8	—	—	4.8
Advances to affiliates	—	—	—	—	(18.3)	—	—	(18.3)
Intercompany advances, net	—	—	(508.2)	(508.2)	508.1	0.1	508.2	—
Other, net	—	—	—	—	0.1	—	—	0.1

Net cash provided by (used in) investing activities	—	—	(508.2)	(508.2)	255.8	(0.2)	508.2	(252.6)

Cash flows from financing activities
Borrowings from affiliates, net	—	—	—	—	119.8	—	—	119.8
Repayment of related party note	—	—	—	—	(400.0)	—	—	(400.0)
Proceeds from issuance of debt	—	—	525.0	525.0	—	—	(525.0)	525.0
Payments on capital lease obligations	—	—	—	—	(8.4)	(0.6)	—	(9.0)
Debt issuance costs	—	—	(17.2)	(17.2)	—	—	17.2	(17.2)
Contributions from parent, net	7.1	—	5.7	—	(12.7)	5.3	—	5.4

Net cash provided by (used in) financing activities	7.1	—	513.5	507.8	(301.3)	4.7	(507.8)	224.0

Net increase in cash and cash equivalents	—	—	—	—	15.2	0.7	—	15.9
Cash and cash equivalents at beginning of year	—	—	—	—	0.4	0.2	—	0.6

Cash and cash equivalents at end of year	$—	$—	$—	—	$15.6	$0.9	$—	$16.5

(dollars in millions)	Year Ended December 31, 2011
	Parent Guarantor	General Partner	LP Co-issuer	Finance Co-issuer	Guarantors	Non- Guarantors	Eliminations	Total
Net cash provided by (used in) operating activities	$—	$—	$—	$—	$66.9	$(0.9)	$—	$66.0

Cash flows from investing activities
Capital expenditures - acquisitions of real estate	—	—	—	—	(22.4)	—	—	(22.4)
Capital expenditures - other	—	—	—	—	(95.1)	—	—	(95.1)
Advances from affiliates	—	—	—	—	11.6	—	—	11.6
Other, net	—	—	—	—	0.1	—	—	0.1

Net cash used in investing activities	—	—	—	—	(105.8)	—	—	(105.8)

Cash flows from financing activities								—
Borrowings from affiliates, net	—	—	—	—	66.6	—	—	66.6
Payments on capital lease obligations	—	—	—	—	(7.0)	—	—	(7.0)
Payments on financing obligations	—	—	—	—	(16.2)	—	—	(16.2)
Distributions to parent, net	—	—	—	—	(8.9)	1.1	—	(7.8)
Other, net	—	—	—	—	(0.1)	—	—	(0.1)

Net cash provided by financing activities	—	—	—	—	34.4	1.1	—	35.5

Net increase in cash and cash equivalents	—	—	—	—	(4.5)	0.2	—	(4.3)
Cash and cash equivalents at beginning of year	—	—	—	—	4.9	—	—	4.9

Cash and cash equivalents at end of year	$—	$—	$—	$—	$0.4	$0.2	$—	$0.6

(dollars in millions)	Year Ended December 31, 2010
	Parent Guarantor	General Partner	LP Co-issuer	Finance Co-issuer	Guarantors	Non- Guarantors	Eliminations	Total
Net cash provided by operating activities	$—	$—	$—	$—	$43.5	$—	$—	$43.5

Cash flows from investing activities
Capital expenditures - other	—	—	—	—	(29.3)	—	—	(29.3)
Advances to affiliates	—	—	—	—	(11.6)	—	—	(11.6)
Other, net	—	—	—	—	0.4	—	—	0.4

Net cash used in provided by investing activities	—	—	—	—	(40.5)	—	—	(40.5)

Cash flows from financing activities
Borrowings from affiliates, net	—	—	—	—	15.5	—	—	15.5
Payment on capital lease obligations	—	—	—	—	(10.2)	—	—	(10.2)
Distributions to parent, net	—	—	—	—	(3.7)	—	—	(3.7)
Other, net	—	—	—	—	0.3	—	—	0.3

Net cash provided by financing activities	—	—	—	—	1.9	—	—	1.9

Net increase in cash and cash equivalents	—	—	—	—	4.9	—	—	4.9
Cash and cash equivalents at beginning of year	—	—	—	—	—	—	—	—

Cash and cash equivalents at end of year	$—	$—	$—	$—	$4.9	$—	$—	$4.9

Description of Business and Basis of Presentation	12 Months Ended
Dec. 31, 2012
Description of Business and Basis of Presentation

1. Description of Business and Basis of Presentation

CyrusOne Inc, together with CyrusOne GP, CyrusOne LP and its subsidiaries (collectively, “CyrusOne”, “we”, “our” or “Predecessor”) is an owner, operator and developer of enterprise-class, carrier neutral data centers. Our customers operate in a number of industries, including energy, oil and gas, mining, medical, technology, finance and consumer goods and services. We currently operate 24 data centers located in the United States, United Kingdom and Singapore. A large portion of our revenues are generated by data centers located in Texas and Ohio. An economic downturn or natural disaster occurring in these operating territories could have a disproportionate effect on our business, financial condition, results of operations and cash flows compared to similar companies operating in different geographic areas.

CyrusOne Inc., CyrusOne GP, of which CyrusOne is the sole beneficial owner and sole trustee, and its limited partnership, CyrusOne LP, of which CyrusOne GP is the general partner, were formed on July 31, 2012. CyrusOne completed an initial public offering of its common stock on January 24, 2013 (the “offering”). Prior to our initial public offering, CyrusOne and CyrusOne LP engaged in certain formation transactions designed to (i) continue the operations of the Predecessor, (ii) enable CyrusOne to raise necessary capital to repay certain debt to Cincinnati Bell Inc. (“CBI” or “Parent”), a related party, (iii) fund operating costs, capital expenditures and working capital, (iv) provide a funding vehicle for potential business acquisitions, and (v) enable CyrusOne to comply with the requirements under the federal income tax laws and regulations related to real estate investment trusts (“REIT”).

CyrusOne’s operations are primarily conducted through CyrusOne LP, its limited partnership. CyrusOne intends to elect the status of and qualify as a REIT under the Internal Revenue Code of 1986 (“the Code”), as amended, for the taxable year ended December 31, 2013. CyrusOne will be the sole beneficial owner and sole trustee of CyrusOne GP, which will be the sole general partner in CyrusOne LP.

On November 20, 2012, CyrusOne LP received a contribution of interests in real estate properties from CBI in exchange for limited partnership interests in CyrusOne LP and the assumption of debt and other specified liabilities. In return, CyrusOne LP issued 123,688,687 operating partnership units to CBI. A portion of CyrusOne’s related party notes receivable/payable and deferred tax assets and liabilities were not contributed to CyrusOne LP. Subsequent to December 31, 2012, CyrusOne LP executed a 2.8 to 1.0 reverse unit split, resulting in CBI owning 44,102,556 operating partnership units.

Prior to November 20, 2012, CyrusOne was not a legal entity or a combination of legal entities. The accompanying combined financial statements of CyrusOne represent the data center assets and operations owned by CBI and, unless the context otherwise requires, its consolidated subsidiaries which historically have been maintained in various legal entities, some of which had significant unrelated business activities. CBI has operated its Cincinnati-based data center business for over 10 years; in addition, it acquired GramTel Inc. (“GramTel”), a data center operator in South Bend, Indiana and Chicago, Illinois, for approximately $20 million in December 2007; and it acquired Cyrus Networks, LLC (“Cyrus Networks”), a data center operator based in Texas, for approximately $526 million, net of cash acquired, in June 2010. The accompanying financial statements have been “carved out” of CBI’s consolidated financial statements and reflect significant assumptions and allocations. The combined financial statements do not fully reflect what the Predecessor’s financial position, results of operations and cash flows would have been had the Predecessor been a stand-alone company during the periods presented. As a result, historical financial information is not necessarily indicative of CyrusOne’s future results of operations, financial position and cash flows.

On January 24, 2013, CyrusOne completed the initial public offering of its common stock, issuing approximately 19.0 million shares for $337.1 million, net of underwriter’s discount. On the same date, CyrusOne Inc. purchased approximately 19.0 million of CyrusOne LP’s operations partnership units. In addition, CBI exchanged approximately 1.5 million partnership units for CyrusOne common stock, and CBI was issued 0.4 million CyrusOne shares in repayment for transaction costs paid by CBI. CyrusOne also issued approximately 1.0 million of its common shares to directors and employees. Vesting of these shares is contingent upon completion of service. Following the completion of these transactions, CyrusOne Inc. and CyrusOne GP held a combined 33.9% interest in CyrusOne LP, with the remaining 66.1% interest held by CBI.

The accompanying financial statements were prepared using CBI’s historical basis in the assets and liabilities of its data center business. The combined financial statements include all revenues, costs, assets and liabilities directly attributable to the data center business. In addition, certain expenses reflected in the combined financial statements include allocations of corporate expenses from CBI, which in the opinion of management are reasonable (see further discussion in Note 14). Related party notes payable in the accompanying combined financial statements reflect contractual amounts due to CBI or other affiliated entities. All intercompany transactions have been eliminated from the accompanying combined financial statements.

Recently Issued Accounting Standards	12 Months Ended
Dec. 31, 2012
Recently Issued Accounting Standards

3. Recently Issued Accounting Standards

In May 2011, the Financial Accounting Standards Board (“FASB”) issued ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The accounting update amends the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements in order to achieve further convergence with IFRS. This new guidance is effective for fiscal years and interim periods beginning after December 15, 2011. We adopted the provisions of this standard effective January 1, 2012. The adoption of this standard did not have a material impact on our combined financial statements.

Acquisitions	12 Months Ended
Dec. 31, 2012
Acquisitions

4. Acquisitions

On June 11, 2010, CBI purchased 100% of the equity interests of Cyrus Networks, LLC, a data center business based in Texas, for approximately $526 million, net of cash acquired. This acquisition expanded our data center operations beyond the midwestern United States. This transaction has been accounted for as a business combination applying the acquisition method. The results of this acquired business have been included in our combined statement of operations subsequent to its acquisition date. Our results of operations for the twelve months ended December 31, 2010 included revenues of $44.9 million and operating income of $0.6 million associated with this acquired entity. Acquisition costs of $9.0 million and management fees of $1.8 million were associated with the acquisition and allocated to the Predecessor in 2010.

The following table summarizes the fair value of the assets acquired and liabilities assumed:

(dollars in millions)
Assets acquired
Investment in real estate:
Buildings and improvements	$136.8
Equipment	4.6
Construction in progress	10.4

Investment in real estate	151.8

Goodwill	269.5
Intangible assets	138.0
Other assets	12.8

Total assets acquired	572.1

Liabilities assumed
Accounts payable and accrued expenses	5.2
Deferred revenue	7.7
Other financing arrangements	32.1
Other liabilities	0.8

Total liabilities assumed	45.8

Net assets acquired	$526.3

As required under ASC 805, we valued the assets acquired and liabilities assumed at fair value. The fair value of investment in real estate, intangible assets and other financing arrangements were estimated by management with the assistance of an independent valuation firm. All other fair value measurements were determined solely by management. Goodwill decreased by $0.1 million upon finalization of the purchase price allocation in early 2011.

The following table presents the allocation of the purchase price to intangible assets acquired:

	Fair Value (dollars in millions)	Weighted - Average Amortization Period (in Years)
Intangible assets subject to amortization:
Customer relationships	$126.7	15
Trademark	7.4	15
Favorable leasehold interest	3.9	56

Total intangible assets subject to amortization	$138.0	16

Customer relationships have been amortized on an accelerated method relative to the estimated economic value generated by these assets in future years. The trademark and favorable leasehold interest are both amortized on a straight-line basis, which approximates the estimated economic value generated by this asset in future years.

The following unaudited pro forma results of operations assumes this acquisition was completed as of January 1, 2009:

(dollars in millions)	Year Ended December 31,
	2010	2009
Revenue	$159.1	$130.8
Income (loss) from continuing operations	8.8	(1.5)

These pro forma results include adjustments related to the purchase price allocation and financing of the acquisition as well as the results of Cyrus Networks prior to the acquisition. The pro forma adjustments and their effect on the income (loss) from continuing operations were as follows:

	Year Ended December 31,
(dollars in millions)	2010	2009
Elimination of deferred installation revenue	$(1.7)	$(1.6)
Elimination of deferred sales commissions	0.8	0.8
Increase in depreciation and amortization on acquired property and intangibles	(6.5)	(12.9)
Reclass acquisition costs to earliest year presented	9.0	(9.0)
Higher interest costs associated with acquisition-related debt	(1.4)	(4.4)
Tax effects of above entries	(2.6)	5.1

Total	$(2.4)	$(22.0)

The pro forma information shown above does not necessarily reflect the actual results of operations had the acquisition been consummated at the beginning of the annual reporting period indicated nor is it necessarily indicative of future operating results. The pro forma information does not include any (i) potential revenue enhancements, cost synergies or other operating efficiencies that could result from the acquisition or (ii) transaction or integration costs relating to the acquisition.

Goodwill, Intangible and Other Long-Lived Assets	12 Months Ended
Dec. 31, 2012
Goodwill, Intangible and Other Long-Lived Assets

6. Goodwill, Intangible and Other Long-Lived Assets

Goodwill and intangible assets were recognized in connection with the acquisition of Cyrus Networks as well as prior acquisitions. The carrying amount of goodwill was $276.2 million for both 2012 and 2011.

Summarized below are the carrying values for the major classes of intangible assets:

(dollars in millions)		December 31,
		2012		2011
	Weighted- Average Life (in years)	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Customer relationships	15	$129.5	$(36.8)	$136.6	$(26.4)
Trademark	15	7.4	(1.2)	7.4	(0.7)
Favorable leasehold interest	56	3.9	(0.2)	3.9	(0.1)

Total		$140.8	$(38.2)	$147.9	$(27.2)

During the second quarter of 2012, management identified impairment indicators for a customer relationship intangible and other long-lived assets primarily related to GramTel acquisition. We performed step one of the impairment tests for these assets utilizing cash flow estimates from our most recent long-term business plan and other updated assumptions. The results of these tests indicated a potential impairment loss for each of these asset groups.

Management engaged a third-party valuation specialist to assist with our estimation of the fair value of these assets. Management estimated the fair value of the customer relationship using the income approach, which discounted the expected earnings attributable to current customer contracts, and includes estimates of future expenses, capital expenditures and an appropriate discount rate.

Management also estimated the fair value of other long-lived assets, primarily leasehold improvements, using an income approach based on projected discounted future cash flows using estimates of future revenues and expenses, projected capital expenditures and an appropriate discount rate. The fair value of the customer relationship intangible was estimated by management to be $2.8 million resulting in an asset impairment of $1.5 million. Management estimated the fair value of other long-lived assets, primarily leasehold improvements, at $2.4 million resulting in an impairment loss of $11.8 million. Both fair value estimates are deemed Level 3 measurements within the fair value hierarchy due to the significance of unobservable inputs utilized in these measurements.

Amortization expense for intangible assets subject to amortization was $16.4 million, $15.5 million and $9.2 million in 2012, 2011 and 2010, respectively. The following table presents estimated amortization expense for 2013 through 2017:

(dollars in millions)
2013	$16.9
2014	16.9
2015	14.6
2016	11.5
2017	9.4

Sale of Accounts Receivable	12 Months Ended
Dec. 31, 2012
Sale of Accounts Receivable

7. Sale of Accounts Receivable

Prior to October 1, 2012, we sold most of our receivables to an affiliated entity at a discount of 2.5% of the face value. Proceeds from the sale of these assets were settled through CBI’s centralized cash management system. Effective October 1, 2012, we terminated our participation in this program and previously derecognized receivables of $25.9 million were transferred back to us.

As of December 31, 2011, derecognized and delinquent receivables associated with this arrangement were $20.7 million and $3.3 million, respectively. Credit losses on sold receivables were immaterial.

	For the years ended December 31,
(dollars in millions)	2012	2011	2010
Receivables sold, net	$127.8	$137.5	$70.2
Proceeds upon sale	124.6	134.0	68.4
Loss on sale	3.2	3.5	1.8
Servicing fees received	0.1	0.1	0.1

Customer Leases	12 Months Ended
Dec. 31, 2012
Customer Leases

11. Customer Leases

Customer lease arrangements customarily contain provisions that either allow for renewal or continuation on a month-to-month arrangement. Certain leases contain early termination rights. At lease inception, early termination is generally not deemed reasonably assured due to the significant economic penalty incurred by the lessee to exercise its termination right and to relocate its equipment. The future minimum lease payments to be received under non-cancelable operating leases, excluding month-to-month arrangements and submetered power, for the next five years are shown below:

(dollars in millions)
2013	$135.2
2014	106.5
2015	70.7
2016	49.6
2017	34.1

Pension and Other Employee Benefit Plans	12 Months Ended
Dec. 31, 2012
Pension and Other Employee Benefit Plans

12. Pension and Other Employee Benefit Plans

Historically, some of our shared employees and retirees participated in CBI’s pension and other benefit plans. CBI managed these plans on a combined basis for all its affiliates and funded all plan contributions. Our employees were also eligible to participate in one of two sponsored defined contribution plans. One of these plans is sponsored by CyrusOne and the other by CBI. Employee contributions to these plans are matched by the sponsoring employer. Our direct and allocated contributions to these plans were $0.4 million, $0.4 million, and $0.3 million in 2012, 2011 and 2010, respectively.

Some of our shared employees also participate in CBI sponsored health care plans which provide medical, dental, vision and prescription benefits. This plan is also managed by CBI on a combined basis for all its affiliates. We are unable to estimate our share of CBI’s liability for claims incurred but not reported or reported but not paid. Our allocated cost of these plans was $0.1 million, $0.8 million and $0.9 million in 2012, 2011, and 2010, respectively.

Stock-Based Compensation Plans	12 Months Ended
Dec. 31, 2012
Stock-Based Compensation Plans

13. Stock-Based Compensation Plans

Some of our employees were granted stock options, stock appreciation rights, and awards indexed to CBI’s common stock under CBI sponsored long-term incentive plans. These awards may have been time -based or performance-based. Generally these stock options awards vested three years from the grant date and expired ten years from the date of grant. Performance based stock option and other awards generally vested over three to four years and upon the achievement of certain performance-based objectives. Performance-based awards were expensed based on their grant date fair value, if it was probable that the performance conditions were achieved. For cash-settled awards which are indexed to CBI’s common stock price, compensation expense was recognized for changes in the market price of CBI’s common stock. Subsequent to December 31, 2012, all unvested share-based awards issued by CBI to CyrusOne employees were forfeited.

Allocated stock-based compensation expense (benefit) was $3.4 million, $0.6 million and $(0.2) million in 2012, 2011 and 2010, respectively. The allocated cost was determined based upon specific identification of awards to specific data center employees as well as shared employees. For shared employees, the allocated cost was based upon the individual’s estimated percentage of time spent on data center activities. In 2010, a performance-based award was forfeited resulting in the reversal of previously recognized compensation costs. The tax (benefit) expense associated with stock-based compensation was $(0.9) million, $(0.2) million and $0.1 million in 2012, 2011 and 2010, respectively.

Restructuring Charges	12 Months Ended
Dec. 31, 2012
Restructuring Charges

15. Restructuring Charges

In 2010, the Predecessor terminated a sales commission plan in order to transition to a common plan across all its locations. Effective January 1, 2011, all sales commissions are calculated as a percentage of the initial customer billing and paid at lease commencement. Prior to this date, certain sales commissions were determined as a percentage of monthly billings over the term of the customer relationship. A restructuring charge of $1.4 million was recognized in 2010 to settle all remaining commission obligations associated with the terminated plan. This amount was paid in full in 2011. No restructuring charges were recognized in 2012 or 2011.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies

17. Commitments and Contingencies

Affiliate Guarantees of Lease Obligations

CBI has guaranteed our performance under certain leases. CBI had also issued a letter of credit to provide assurance that we will meet our lease commitments. This letter of credit expired in December 2012. Fees for maintaining this letter of credit were paid by CBI and allocated to us through management fees. These fees were $0.1 million in 2012, $0.4 million in 2011 and $0.7 million in 2010, respectively. Any future letters of credit will be drawn on our revolving line of credit.

Performance Guarantees

Customer contracts generally require specified levels of performance related to uninterrupted service and cooling temperatures. If these performance standards are not met, we could be obligated to issue billing credits to the customer. Management assesses the probability that a performance standard will not be achieved. As of December 31, 2012 and 2011, no amounts had been accrued for performance guarantees.

Operating Leases

We lease certain data center facilities and equipment from third parties. Operating lease expense was $5.9 million, $5.7 million and $1.5 million in 2012, 2011 and 2010, respectively. Certain of these leases provide for renewal options with fixed rent escalations beyond the initial lease term.

At December 31, 2012, future minimum lease payments required under operating leases having initial or remaining non-cancelable lease terms in excess of one year are as follows:

(dollars in millions)
2013	$3.7
2014	1.1
2015	0.9
2016	0.5
2017	—
Thereafter	1.0

Total	$7.2

Indemnifications

During the normal course of business, CyrusOne has made certain indemnities, commitments and guarantees under which it may be required to make payments in relation to certain transactions. These include (i) intellectual property indemnities to customers in connection with the use, sale, and/or license of products and services, (ii) indemnities to vendors and service providers pertaining to claims based on negligence or willful misconduct and (iii) indemnities involving the representations and warranties in certain contracts. The majority of these indemnities, commitments and guarantees do not provide for any limitation on the maximum potential for future payments that we could be obligated to make.

Purchase Commitments

CyrusOne has non-cancelable purchase commitments related to certain services. These agreements range from one to two years and provide for payments for early termination or require minimum payments for the remaining term. As of December 31, 2012, the minimum commitments for these arrangements were $50 million. We also have purchase orders and contracts related to construction of data center facilities and equipment. We generally have the right to cancel open purchase orders prior to delivery and to terminate the contracts without cause.

Contingencies

CyrusOne is involved in legal, tax and regulatory proceedings arising from the conduct of its business activities. Liabilities are established for loss contingencies when losses associated with such claims are deemed to be probable, and the loss can be reasonably estimated. Based on information currently available and consultation with legal counsel, we believe that the outcome of all claims will not, individually or in the aggregate, have a material effect on the Predecessor’s financial statements.

Contingent Compensation Plan

Some of our employees participate in a contingent long-term incentive program sponsored by CBI. Payment is contingent upon the completion of a qualifying transaction and attainment of an increase in the equity value of the data center business as defined in the plans. The maximum payout is limited to $60 million and would be funded by CBI. No compensation expense has been recognized in the accompanying combined financial statements for this plan as a qualifying transaction had not occurred through December 31, 2012.

On January 24, 2013, we completed our initial public offering, a qualifying transaction which will trigger payment under this contingent compensation plan. For the three months ending March 31, 2013, we expect to recognize compensation expense between $18 and $23 million, based on a preliminary estimate of the equity value created. This payment will be funded by CBI and we will recognize an increase in non-controlling interest as a result of this transaction.

Quarterly Financial Information (Unaudited)	12 Months Ended
Dec. 31, 2012
Quarterly Financial Information (Unaudited)

20. Quarterly Financial Information (Unaudited)

The table below reflects the unaudited selected quarterly information for the years ended December 31, 2012 and 2011:

	2012
(dollars in millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total
Revenue	$52.1	$54.0	$56.7	$58.0	$220.8
Operating income (loss)	$10.2	$(4.8)	$7.7	$3.2	$16.3
Net loss	$(0.7)	$(9.9)	$(2.8)	$(6.9)	$(20.3)

	2011
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total
Revenue	$42.7	$44.5	$46.5	$48.0	$181.7
Operating income	$8.3	$10.6	$9.1	$10.0	$38.0
Net income (loss)	$(0.1)	$1.4	$0.5	$(0.3)	$1.5

Schedule II Valuation and Qualifying Accounts	12 Months Ended
Dec. 31, 2012
Schedule II Valuation and Qualifying Accounts

Schedule II.

Valuation and Qualifying Accounts

(dollars in millions)	Beginning of Period	Charge (Benefit) to Expenses	To (from) Other Accounts	Deductions/ (Additions)	End of Period

Allowance for Doubtful Accounts
2012	$—	$0.1	$—	$(0.2)	$0.3
2011	$0.2	$0.2	$—	$0.4	$—
2010	$0.2	$—	$—	$—	$0.2
Deferred Tax
Valuation Allowance
2012	$0.3	$1.6	$—	$—	$1.9
2011	$0.1	$0.2	$—	$—	$0.3
2010	$0.1	$—	$—	$—	$0.1

Prior to October 1, 2012, CyrusOne sold most of its receivables to an affiliated entity at a discount of 2.5% of the face value. Proceeds from the sale of these assets were settled through CBI’s centralized cash management system. Effective October 1, 2012, we terminated its participation in this program.

Schedule III Real Estate Properties and Accumulated Depreciation	12 Months Ended
Dec. 31, 2012
Schedule III Real Estate Properties and Accumulated Depreciation

CyrusOne Inc. Schedule III

	Real Estate Properties and Accumulated Depreciation
	As of December 31, 2012
(dollars in millions)	Initial Costs			Cost Capitalized Subsequent to Acquisition			Gross Carrying Amount
Description	Land	Building and Improvements	Equipment	Land	Building and Improvements	Equipment	Land	Building and Improvements	Equipment	Accumulated Depreciation and Amortization	Acquisition
West Seventh St., Cincinnati, OH (7th Street)	$0.9	$42.2	$—	$—	$66.5	$0.8	$0.9	$108.7	$0.8	$55.9	1999
Parkway Dr., Mason, OH (Mason)	—	—	—	—	20.2	0.4	—	20.2	0.4	8.6	2004
Industrial Rd., Florence, KY (Florence)	—	7.7	—	—	39.1	0.5	—	46.8	0.5	20.1	2005
Goldcoast Dr., Cincinnati, OH (Goldcoast)	0.6	—	—	—	6.7	—	0.6	6.7	—	1.5	2007
Knightsbridge Dr., Hamilton, OH (Hamilton)	—	9.5	—	—	40.4	2.1	—	49.9	2.1	15.3	2007
E. Monroe St., South Bend, IN (Monroe St.) (a)	—	—	—	—	2.9	—	—	3.2	—	1.6	2007
Bridge St., Grand Rapids, MI (b)	—	—	—	—	—	—	—	—	—	—	2007
Springer St., Lombard, IL (Lombard) (c)	—	3.2	—	—	13.7	—	—	2.6	—	0.2	2008
Crescent Circle, South Bend, IN (Blackthorn) (d)	—	1.1	—	—	1.7	0.1	—	3.3	0.1	0.8	2008
Kingsview Dr., Lebanon, OH (Lebanon)	4.0	12.3	—	—	58.7	1.1	4.0	71.0	1.1	12.8	2008
McAuley Place, Blue Ash, OH (Blue Ash) (e)	—	2.6	—	—	0.3	—	—	0.6	—	—	2009
Westway Park Blvd., Houston, TX (Houston West)	1.4	21.4	0.1	2.0	66.4	11.9	3.3	87.8	12.0	13.7	2010
Southwest Fwy., Houston, TX (Galleria)	—	56.0	2.0	—	10.0	4.6	—	66.0	6.6	14.8	2010
E. Ben White Blvd., Austin, TX (Austin 1)	—	11.9	0.2	—	10.7	0.6	—	22.6	0.8	4.3	2010
S. State Highway 121 Business Lewisville, TX (Lewisville)	—	46.2	2.2	—	29.8	7.4	—	76.0	9.6	18.5	2010
Marsh Lane Carrollton, TX	—	—	—	—	0.1	0.2	—	0.1	0.2	0.1	2010
Midway Rd., Carrollton, TX	—	1.8	—	—	0.2	0.3	—	2.0	0.3	1.8	2010
Frankford, Carrollton, TX	16.1	—	—	—	34.6	5.0	16.1	34.6	5.0	1.1	2012
Bryan St., Dallas, TX	—	0.1	—	—	—	—	—	0.1	—	0.1	2010
North Freeway, Houston, TX (Greenspoint)	—	—	—	—	1.3	0.4	—	1.3	0.4	0.6	2010
South Ellis Street Chandler, AZ (Phoenix)	15.0	—	—	—	38.7	6.8	15.0	38.7	6.8	0.3	2011
Westover Hills Blvd, San Antonio, TX (San Antonio)	4.6	3.0	—	—	27.8	4.7	4.6	30.8	4.7	1.0	2011
Metropolis Dr., Austin, TX (Austin 2)	—	—	—	—	22.7	0.6	—	22.7	0.6	1.8	2011
Kestral Way (London)	—	16.5	—	—	0.6	0.3	—	17.1	0.3	0.6	2011
Jurong East (Singapore)	—	9.0	—	—	0.7	0.1	—	9.7	0.1	1.2	2011

	$42.6	$244.5	$4.5	$2.0	$493.8	$47.9	$44.5	$722.5	$52.4	$176.7

(a)	The “Gross Carrying Amount” for this respective asset, reflects an impairment of $0.7 million recorded in 2012.
(b)	This lease expired in January 2012.
(c)	The “Gross Carrying Amount” for this respective asset, reflects an impairment of $13.3 million recorded in 2012.
(d)	The “Gross Carrying Amount” for this respective asset, reflects an impairment of $0.7 million recorded in 2012.
(e)	The “Gross Carrying Amount” for this respective asset, reflects an impairment of $2.4 million recorded in 2012.

The aggregate cost of the total properties for federal income tax purposes was $1,147.8 million at December 31, 2012.

Historical Cost and Accumulated Depreciation and Amortization

The following table reconciles the historical cost and accumulated depreciation for the years ended December 31, 2012, 2011 and 2010.

	Years Ended December 31,
(dollars in millions)	2012	2011	2010
Property
Balance—beginning of period	$660.2	$498.4	$317.6
Disposals	(1.2)	(1.2)	(0.5)
Impairments	(17.1)	—	—
Additions (acquisitions and improvements)	241.7	163.0	181.3

Balance, end of period	$883.6	$660.2	$498.4

Accumulated Depreciation
Balance—beginning of period	$131.2	$94.7	$69.0
Disposals	(1.2)	(1.2)	(0.1)
Impairments	(5.3)	—	—
Additions (depreciation and amortization expense)	52.0	37.7	25.8

Balance, end of period	$176.7	$131.2	$94.7

Significant Accounting Policies (Policies)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Use of Estimates

Use of Estimates—Preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the condensed consolidated financial statements and accompanying notes. These estimates and assumptions are based on management’s knowledge of current events and actions that we may undertake in the future. Estimates are used in determining the fair value of leased real estate, the useful lives of real estate and other long-lived assets, future cash flows associated with goodwill and other long-lived asset impairment testing, deferred tax assets and liabilities and loss contingencies. Estimates were also utilized in the determination of historical allocations of shared employees’ payroll, benefits and incentives and management fees. Actual results may differ from these estimates and assumptions.

Use of Estimates—Preparation of the combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the combined financial statements and accompanying notes. These estimates and assumptions are based on management’s knowledge of current events and actions that we may undertake in the future. Estimates are used in determining the fair value of leased real estate, the useful lives of real estate and other long-lived assets, future cash flows associated with goodwill and other long-lived asset impairment testing, deferred tax assets and liabilities and loss contingencies. Estimates were also utilized in the determination of historical allocations of shared employees payroll, benefits and incentives and management fees. Actual results may differ from these estimates and assumptions.

Investments in Real Estate

Investments in Real Estate—Investments in real estate consist of land, buildings, improvements and integral equipment utilized in our data center operations. Real estate acquired from third parties has been recorded at its acquisition cost. Real estate acquired from CBI and its affiliates has been recorded at its historical cost basis. Additions and improvements which extend an asset’s useful life or increase its functionality are capitalized and depreciated over the asset’s remaining life. Maintenance and repairs are expensed as incurred.

When we are involved in the construction of structural improvements to leased property, we are deemed the accounting owner of the leased real estate. In these instances, we bear substantially all the construction period risk, including managing or funding construction. These transactions generally do not qualify for sale-leaseback accounting due to our continued involvement in these data center operations. At inception, the fair value of the real estate, which generally consists of a building shell, and our associated obligation is recorded as construction in progress. As construction progresses, the value of the asset and obligation increases by the fair value of the structural improvements. When construction is complete, the asset is placed in service and depreciation commences. Leased real estate is depreciated to the lesser of (i) its estimated fair value at the end of the term or (ii) the expected amount of the unamortized obligation at the end of the term. The associated obligation is presented as other financing arrangements in the accompanying condensed consolidated balance sheets.

When we are not deemed the accounting owner, we further evaluate leased real estate to determine whether the lease should be classified as a capital or operating lease. One of the following four characteristics must be present to classify a lease as a capital lease: (i) the lease transfers ownership of the property to the lessee by the end of the lease term, (ii) the lease contains a bargain purchase option, (iii) the lease term is equal to 75% or more of the estimated economic life of the leased property or (iv) the net present value of the lease payments are at least 90% of the fair value of the leased property.

Construction in progress includes direct and indirect expenditures for the construction and expansion of our data centers and is stated at its acquisition cost. Independent contractors perform substantially all of the construction and expansion efforts of our data centers. Construction in progress includes costs incurred under construction contracts including project management services, engineering and schematic design services, design development, construction services and other construction-related fees and services. Interest, property taxes and certain labor costs are also capitalized during the construction of an asset.

Investments in Real Estate—Investments in real estate consist of land, buildings, improvements and integral equipment utilized in our data center operations. Real estate acquired from third parties has been recorded at its acquisition cost. Real estate acquired from CBI and its affiliates has been recorded at its historical cost basis. Additions and improvements which extend an asset’s useful life or increase its functionality are capitalized and depreciated over the asset’s remaining life. Maintenance and repairs are expensed as incurred.

When we are involved in the construction of structural improvements to the leased property, we are deemed the accounting owner of leased real estate. In these instances, we bear substantially all the construction period risk, such as managing or funding construction. These transactions generally do not qualify for sale-leaseback accounting due to our continued involvement in these data center operations. At inception, the fair value of the real estate, which generally consists of a building shell, and our associated obligation is recorded as construction in progress. As construction progresses, the value of the asset and obligation increases by the fair value of the structural improvements. When construction is complete, the asset is placed in service and depreciation commences. Leased real estate is depreciated to the lesser of (i) its estimated fair value at the end of the term or (ii) the expected amount of the unamortized obligation at the end of the term. As of December 31, 2012 and 2011, leased assets, where we are deemed the accounting owner, were $60.8 million and $48.2 million, respectively. The associated obligation is presented as other financing arrangements in the accompanying combined balance sheets.

When we are not deemed the accounting owner, we further evaluate leased real estate to determine whether the lease should be classified as a capital or operating lease. One of the following four characteristics must be present to classify a lease as a capital lease: (i) the lease transfers ownership of the property to the lessee by the end of the lease term, (ii) the lease contains a bargain purchase option, (iii) the lease term is equal to 75% or more of the estimated economic life of the leased property or (iv) the net present value of the lease payments are at least 90% of the fair value of the leased property. As of December 31, 2012 and 2011, capital lease assets included in investment in real estate were $61.4 million and $59.2 million, respectively.

Construction in progress includes direct and indirect expenditures for the construction and expansion of our data centers and is stated at its acquisition cost. Independent contractors perform substantially all of the construction and expansion efforts of our data centers. Construction in progress includes costs incurred under construction contracts including project management services, engineering and schematic design services, design development, construction services and other construction-related fees and services. Interest, property taxes and certain labor costs are also capitalized during the construction of an asset. Capitalized interest in 2012, 2011, and 2010 was $2.7 million, $2.6 million, and $0.5 million, respectively. These costs are depreciated over the estimated useful life of the related assets.

Depreciation is calculated using the straight-line method over the estimated useful life of the asset. Useful lives range from 20 to 48 years for buildings, 3 to 25 years for building improvements, and 3 to 5 years for equipment. Leasehold improvements are amortized over the shorter of the asset’s useful life or the remaining lease term, including renewal options which are reasonably assured.

Cash and Cash Equivalents

Cash and Cash Equivalents—Cash and cash equivalents include all non-restricted cash held in financial institutions and other non-restricted highly liquid short-term investments with original maturities at acquisition of three months or less.

Cash and Cash Equivalents—Cash and cash equivalents consist of funds on deposit at financial institutions.
Restricted Cash	Restricted Cash—Restricted cash consists of funds held in escrow to fund construction.	Restricted Cash—Restricted cash consists of funds held in escrow to fund construction.
Goodwill

Goodwill—Goodwill represents the excess of the purchase price over the fair value of net assets acquired in connection with business acquisitions. We perform impairment testing of goodwill, at the reporting unit level, on an annual basis or more frequently if indicators of potential impairment exist. The fair value of our reporting unit was determined using a combination of market-based valuation multiples for comparable businesses and discounted cash flow analysis based on internal financial forecasts incorporating market participant assumptions. There were no impairments recognized for any of the periods presented.

Goodwill—Goodwill represents the excess of the purchase price over the fair value of net assets acquired in connection with business acquisitions. We perform impairment testing of goodwill, at the reporting unit level, on an annual basis or more frequently if indicators of potential impairment exist. The fair value of our reporting unit was determined using a combination of market-based valuation multiples for comparable businesses and discounted cash flow analysis based on internal financial forecasts incorporating market participant assumptions. The fair value of each reporting unit exceeded its corresponding carrying value; therefore, no impairments were recognized in 2012, 2011 or 2010.

Long-Lived and Intangible Assets

Long-Lived and Intangible Assets—Intangible assets represent purchased assets that lack physical substance, but can be separately distinguished from goodwill because of contractual or other legal rights or because the asset is capable of being sold or exchanged, either on its own or in combinations with a related contract, asset, or liability. Intangible assets with finite lives consist of trademarks, customer relationships, and a favorable leasehold interest.

Management reviews the carrying value of long-lived assets, including intangible assets with definite lives, when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Examples of such indicators may include a significant adverse change in the extent to which or manner in which the property is being used, an accumulation of costs significantly in excess of the amount originally expected for acquisition or development, or a history of operating or cash flow losses. When such indicators exist, we review an estimate of the undiscounted future cash flows expected to result from the use of an asset (or group of assets) and its eventual disposition and compare such amount to its carrying amount. We consider factors such as future operating income, leasing demand, competition and other factors. If our undiscounted net cash flows indicate that we are unable to recover the carrying value of the asset, an impairment loss is recognized. An impairment loss is measured as the amount by which the asset’s carrying value exceeds its estimated fair value. There were no impairments recognized for any of the periods presented.

Long-Lived and Intangible Assets—Intangible assets represent purchased assets that lack physical substance, but can be separately distinguished from goodwill because of contractual or other legal rights or because the asset is capable of being sold or exchanged, either on its own or in combinations with a related contract, asset, or liability. Intangible assets with finite lives consist of trademarks, customer relationships, and a favorable leasehold interest.

Management reviews the carrying value of long -lived assets, including intangible assets with definite lives, when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Examples of such indicators may include a significant adverse change in the extent to which or manner in which the property is being used, an accumulation of costs significantly in excess of the amount originally expected for acquisition or development, or a history of operating or cash flow losses. When such indicators exist, we review an estimate of the undiscounted future cash flows expected to result from the use of an asset (or group of assets) and its eventual disposition and compare such amount to its carrying amount. We consider factors such as future operating income, leasing demand, competition and other factors. If our undiscounted net cash flows indicate that we are unable to recover the carrying value of the asset, an impairment loss is recognized. An impairment loss is measured as the amount by which the asset’s carrying value exceeds its estimated fair value.

Deferred Costs

Deferred Costs—Deferred costs include both deferred leasing costs and deferred financing costs. Sales commissions incurred at the commencement of a new lease are capitalized and amortized over the term of the customer lease. Amortization of deferred leasing costs is presented with depreciation and amortization in the accompanying condensed consolidated statements of operations. If a lease terminates prior to the expected life of the customer relationship, the remaining unamortized cost is written off to amortization expense.

Deferred financing costs include costs incurred in connection with issuance of debt and the revolving credit facility. These financing costs are capitalized and amortized over the term of the debt or revolving credit facility and are included as a component of interest expense.

Other Financing Arrangements

Other Financing Arrangements—Other financing arrangements represent leases of real estate where we are involved in the construction of structural improvements to develop buildings into data centers. When we bear substantially all the construction period risk, such as managing or funding construction, we are deemed to be the accounting owner of the leased property and, at the lease inception date, we are required to record at fair value the property and associated liability on our condensed consolidated balance sheet. These transactions generally do not qualify for sale-leaseback accounting due to our continued involvement in these data center operations.

Other Financing Arrangements—Other financing arrangements represent leases of real estate where we are involved in the construction of structural improvements to develop buildings into data centers. When we bear substantially all the construction period risk, such as managing or funding construction, we are deemed to be the accounting owner of the leased property and, at the lease inception date, we are required to record at fair value the property and associated liability on our combined balance sheet. These transactions generally do not qualify for sale-leaseback accounting due to our continued involvement in these data center operations.

Revenue Recognition

Revenue Recognition—Colocation rentals are generally billed monthly in advance, and some contracts have escalating payments over the term of the contract. If rents escalate without the lessee gaining access to or control over additional leased space or power, and the lessee takes possession of, or controls the physical use of the property (including all contractually committed power) at the beginning of the lease term, the rental payments by the lessee are recognized as revenue on a straight-line basis over the term of the lease. If rents escalate because the lessee gains access to and control over additional leased space or power, revenue is recognized in proportion to the additional space or power in the years that the lessee has control over the use of the additional space or power. The excess of revenue recognized over amounts contractually due is recognized in other assets in the accompanying condensed consolidated balance sheets.

Some of our leases are structured on a full-service gross basis in which the customer pays a fixed amount for both colocation rental and power. Other leases provide that the customer will be billed for power based upon actual usage which is separately metered. In both cases, this revenue is presented on a gross basis in the accompanying condensed consolidated statements of operations. Power is generally billed one month in arrears, and an estimate of this revenue is accrued in the month that the associated costs are incurred. We generally are not entitled to reimbursements for real estate taxes, insurance or other operating expenses.

Revenue is recognized for services or products that are deemed separate units of accounting. When a customer makes an advance payment which is not deemed a separate unit of accounting, deferred revenue is recorded. This revenue is recognized ratably over the expected term of the customer relationship, unless the pattern of service suggests otherwise.

Certain customer contracts require specified levels of service or performance. If we fail to meet these service levels, our customers may be eligible to receive credits on their contractual billings. These credits are recognized against revenue when an event occurs that gives rise to such credits.

Revenue Recognition—Colocation rentals are generally billed monthly in advance, and some contracts have escalating payments over the non cancellable term of the contract. If rents escalate without the lessee gaining access to or control over additional leased space or power, and the lessee takes possession of, or controls the physical use of the property (including all contractually committed power) at the beginning of the lease term, the rental payments by the lessee are recognized as revenue on a straight-line basis over the term of the lease. If rents escalate because the lessee gains access to and control over additional leased space or power, revenue is recognized in proportion to the additional space or power in the years that the lessee has control over the use of the additional space or power. The excess of revenue recognized over amounts contractually due is recognized in other assets in the accompanying combined balance sheets.

Some of our leases are structured on a full-service gross basis in which the customer pays a fixed amount for both colocation rental and power. Other leases provide that the customer will be billed for power based upon actual usage which is separately metered. In both cases, this revenue is presented on a gross basis in the accompanying combined statements of operations. Power is generally billed one month in arrears, and an estimate of this revenue is accrued in the month that the associated costs are incurred. We generally are not entitled to reimbursements for real estate taxes, insurance or other operating expenses.

Revenue is recognized for services or products that are deemed separate units of accounting. When a customer makes an advance payment which is not deemed a separate unit of accounting, deferred revenue is recorded. This revenue is recognized ratably over the expected term of the customer relationship, unless the pattern of service suggests otherwise. As of December 31, 2012 and 2011, deferred revenue was $52.8 million and $49.0 million, respectively.

Certain customer contracts require specified levels of service or performance. If we fail to meet these service levels, our customers may be eligible to receive credits on their contractual billings. These credits are recognized against revenue when an event occurs that gives rise to such credits.

Property Operating Expenses

Property Operating Expenses—Property operating expenses generally consist of electricity, salaries and benefits of data center operations personnel, real estate taxes, security, rent, insurance and other site operating and maintenance costs.

Property Operating Expenses—Property operating expenses generally consist of electricity, salaries and benefits of data center operations personnel, real estate taxes, security, rent, insurance and other site operating and maintenance costs

Sales and Marketing Expense	Sales and Marketing Expense—Sales and marketing expense is comprised of compensation and benefits associated with sales and marketing personnel as well as advertising and marketing costs.

Sales and Marketing Expense—Sales and marketing expense is comprised of compensation and benefits associated with sales and marketing personnel as well as advertising and marketing costs. Prior to January 1, 2011, certain commissions were paid as a percentage of monthly recurring revenue, and these amounts were included in sales and marketing expense. These commission plans were terminated on December 31, 2010. Costs related to advertising are expensed as incurred and amounted to $2.9 million, $1.4 million and $0.2 million in 2012, 2011 and 2010, respectively.

General and Administrative Expense	General and Administrative Expense—General and administrative expense is comprised of salaries and benefits of senior employees and support functions, such as legal and consulting.
Depreciation and Amortization Expense

Depreciation and Amortization Expense—Depreciation expense is recognized over the estimated useful lives of real estate applying the straight-line method. The useful life of leased real estate and leasehold improvements is the lesser of the economic useful life of the asset or the term of the lease, including optional renewal periods if renewal of the lease is reasonably assured. The residual value of leased real estate is estimated as the lesser of (i) the expected fair value of the asset at the end of the lease term or (ii) the expected amount of the unamortized liability at the end of the lease term. Estimated useful lives are periodically reviewed.

Amortization expense is recognized over the estimated useful lives of finite-lived intangibles. An accelerated method of amortization is utilized to amortize our customer relationship intangible, consistent with the benefit expected to be derived from this asset. We amortize trademarks, favorable leasehold interests, deferred leasing costs and deferred sales commissions, over their estimated useful lives. The estimated useful life of trademarks and customer relationships is eight to 15 years. In addition, we have a favorable leasehold interest related to a land lease that is being amortized over the remaining lease term of 56 years.

Depreciation and Amortization Expense—Depreciation expense is recognized over the estimated useful lives of real estate applying the straight-line method. The useful life of leased real estate and leasehold improvements is the lesser of the economic useful life of the asset or the term of the lease, including optional renewal periods if renewal of the lease is reasonably assured. The residual value of leased real estate is estimated as the lesser of (i) the expected fair value of the asset at the end of the lease term or (ii) the expected amount of the unamortized liability at the end of the lease term. Estimated useful lives are periodically reviewed. Depreciation expense was $54.5 million, $39.1 million and $26.9 million in 2012, 2011 and 2010, respectively.

Amortization expense is recognized over the estimated useful lives of finite-lived intangibles. An accelerated method of amortization is utilized to amortize our customer relationship intangible, consistent with the benefit expected to be derived from this asset. We amortize trademarks, favorable leasehold interests, deferred leasing costs and deferred sales commissions, over their estimated useful lives. The estimated useful life of trademarks and customer relationships is eight to 15 years. The favorable leasehold interest is being amortized over the remaining lease term of 56 years. Deferred leasing costs are amortized over three to five years. Amortization expense was $18.9 million, $16.4 million and $9.3 million in 2012, 2011 and 2010, respectively.

Transaction-related Compensation

Transaction-related compensation—During the period ended January 23, 2013, the Company received an allocated compensation charge from CBI of $20.0 million for the settlement of its long-term incentive plan associated with the completion of the IPO. The amount was determined by CBI and allocated to CyrusOne Inc. on January 23, 2013 and reflected as expense and contributed capital in the respective period.

Transaction Costs

Transaction Costs—Transaction costs represent legal, accounting and professional fees incurred in connection with the formation transactions, our qualification as a REIT and completed and potential business combinations. Transaction costs are expensed as incurred.

Transaction Costs—Transaction costs represent legal, accounting and professional fees incurred in connection with the formation transactions, CyrusOne’s qualification as a REIT and completed and potential business combinations. Transaction costs are expensed as incurred.

Income Taxes

Income Taxes—The Company was included in CBI’s consolidated tax returns in various jurisdictions for all Predecessor periods. In the accompanying financial statements, the Predecessor periods reflect income taxes as if the Company was a separate stand-alone company. The income tax provision consists of an amount for taxes currently payable and an amount for tax consequences deferred to future periods.

CyrusOne Inc. will elect to be taxed as a REIT under the Code, as amended, commencing with our taxable year ended December 31, 2013. Provided we qualify for taxation as a REIT and continue to meet the various qualification tests mandated under the Code, we are generally not subject to corporate level federal income tax on the earnings distributed currently to our stockholders. If we fail to qualify as a REIT in any taxable year, our taxable income will be subject to federal income tax at regular corporate rates and any applicable alternative minimum tax.

While the REIT and Operating Partnership do not pay federal income taxes, we are still subject to foreign, state and local income taxes in the locations in which it conducts business. Our taxable REIT subsidiaries (“TRS”) are also subject to federal and state income taxes to the extent there is taxable income.

Deferred income taxes are recognized in certain entities. Deferred income taxes are provided for temporary differences in the bases between financial statement and income tax assets and liabilities. Deferred income taxes are recalculated annually at rates then in effect. Valuation allowances are recorded to reduce deferred tax assets to amounts that are more likely than not to be realized. The ultimate realization of the deferred income tax assets depends upon on our ability to generate future taxable income during the periods in which basis differences and other deductions become deductible and prior to the expiration of the net operating loss carryforwards.

We have no liabilities for uncertain tax positions as of March 31, 2013. The earliest tax year for which we are subject to examination is 2010.

Income Taxes—The Predecessor was included in CBI’s consolidated tax returns in various jurisdictions. In the accompanying combined financial statements, we have accounted for income taxes as if the Predecessor was a separate stand-alone company. The income tax provision consists of an amount for taxes currently payable and an amount for tax consequences deferred to future periods.

Deferred income taxes are provided for temporary differences in the bases between financial statement and income tax assets and liabilities. Deferred income taxes are recalculated annually at rates then in effect. Valuation allowances are recorded to reduce deferred tax assets to amounts that are more likely than not to be realized. The ultimate realization of the deferred income tax assets depends upon our ability to generate future taxable income during the periods in which basis differences and other deductions become deductible and prior to the expiration of the net operating loss carryforwards.

Foreign Currency Translation and Transactions

Foreign Currency Translation and Transactions—The financial position of foreign subsidiaries is translated at the exchange rates in effect at the end of the period, while revenues and expenses are translated at average rates of exchange during the period. Gains or losses from translation of foreign operations where the local currency is the functional currency are included as components of accumulated other comprehensive income (loss). Gains and losses from translation and foreign currency transactions were immaterial for all periods presented.

Foreign Currency Translation and Transactions—The financial position of foreign subsidiaries is translated at the exchange rates in effect at the end of the period, while revenues and expenses are translated at average rates of exchange during the period. Gains or losses from translation of foreign operations where the local currency is the functional currency are included as components of accumulated other comprehensive (loss) income. Gains and losses arising from foreign currency transactions are recorded in the period incurred. Gains and losses from translation and foreign currency transactions were immaterial in 2012, 2011 and 2010.

Comprehensive Income (Loss)

Comprehensive Income (Loss)—Comprehensive income (loss) represents the change in net assets of a company from transactions and other events from non-owner sources. Comprehensive income (loss) equaled our net income (loss) for all periods presented.

Comprehensive Income (Loss)—Comprehensive income (loss) represents the change in net assets of a company from transactions and other events from non-owner sources. Comprehensive income (loss) equaled our net income (loss) in 2012, 2011 and 2010.

Stock-Based Compensation

Stock-Based Compensation—For all the Predecessor periods presented, some of our employees participated in CBI’s stock-based compensation plans. CBI values all share-based payments to employees at fair value on the date of grant and expenses this amount over the applicable vesting period. The fair value of stock options and stock appreciation rights was determined using the Black-Scholes option-pricing model using assumptions such as volatility, risk-free interest rate, holding period and expected dividends. The fair value of stock awards was based upon the closing market price of CBI’s common stock on the date of grant. For all share-based awards, a forfeiture rate is estimated based upon historical forfeiture patterns. The forfeiture rate reduces the total fair value of the awards that was recognized as compensation expense. For graded vesting awards, CBI’s policy is to recognize compensation expense on a straight-line basis over the vesting period. Certain employees have been granted awards, which are indexed to the change in CBI’s common stock price, which were cash settled. The accompanying condensed consolidated financial statements include an allocation of stock-based compensation costs for awards granted to our employees. Upon completion of our IPO and as follows, all benefits were either accelerated vested or terminated and settled by CBI with each respective employee.

In conjunction with the IPO, our Board of Directors adopted the 2012 Long-Term Incentive Plan (“LTIP Plan”). See further discussion in Note 10.

Stock-Based Compensation—Some of our employees participated in CBI’s stock-based compensation plans. CBI values all share-based payments to employees at fair value on the date of grant and expenses this amount over the applicable vesting period. The fair value of stock options and stock appreciation rights is determined using the Black-Scholes option-pricing model using assumptions such as volatility, risk-free interest rate, holding period and expected dividends. The fair value of stock awards is based upon the closing market price of CBI’s common stock on the date of grant. For all share-based awards, a forfeiture rate is estimated based upon the historical forfeiture patterns. The forfeiture rate reduces the total fair value of the awards to be recognized as compensation expense. For graded vesting awards, CBI’s policy is to recognize compensation expense on a straight-line basis over the vesting period. Certain employees have been granted awards, which are indexed to the change in CBI’s common stock price, which will be cash settled. These awards are marked to fair market value and the adjusted compensation cost is expensed on a pro-rata basis over the remaining vesting period. The accompanying combined financial statements include an allocation of stock-based compensation costs for awards granted to our employees.

Fair Value Measurements

Fair Value Measurements—Fair value measurements are utilized in accounting for business combinations and testing of goodwill and other long-lived assets for impairment. Fair value of financial and non-financial assets and liabilities is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The three-tier hierarchy for inputs used in measuring fair value, which prioritizes the inputs used in the methodologies of measuring fair value for asset and liabilities, is as follows:

Level 1—Observable inputs for identical instruments such as quoted market prices;

Level 2—Inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, yield curves, etc.), and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market corroborated inputs); and

Level 3—Unobservable inputs that reflect our determination of assumptions that market participants would use in pricing the asset or liability. These inputs are developed based on the best information available, including our own data.

Fair Value Measurements—Fair value measurements are utilized in accounting for business combinations and testing of goodwill and other long-lived assets for impairment. Fair value of financial and non-financial assets and liabilities is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The three-tier hierarchy for inputs used in measuring fair value, which prioritizes the inputs used in the methodologies of measuring fair value for asset and liabilities, is as follows:

Level 1—Observable inputs for identical instruments such as quoted market prices;

Level 2—Inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, yield curves, etc.), and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market corroborated inputs); and

Level 3—Unobservable inputs that reflect our determination of assumptions that market participants would use in pricing the asset or liability. These inputs are developed based on the best information available, including our own data.

Business Segments

Business Segments—Business segments are components of an enterprise for which separate financial information is available and regularly viewed by the chief operating decision maker to assess performance and allocate resources. Our chief operating decision maker reviews our financial information on an aggregate basis. Furthermore, our data centers have similar economic characteristics and customers across all geographic locations, our service offerings have similar production processes, deliver services in a similar manner and use the same types of facilities and similar technologies. As a result, we have concluded that we have one reportable business segment.

Business Segments—Business segments are components of an enterprise for which separate financial information is available and regularly viewed by the chief operating decision maker to assess performance and allocate resources. Our chief operating decision maker reviews our financial information on an aggregate basis. Furthermore, our data centers have similar economic characteristics and customers across all geographic locations, our service offerings have similar production processes, deliver services in a similar manner and use the same types of facilities and similar technologies. As a result, we have concluded that we have one reportable business segment.

Earnings Per Share

Earnings per share—For all periods subsequent to January 23, 2013, we will present Earnings Per Share (“EPS”) data. Basic EPS include only the weighted average number of common shares outstanding during the period. Diluted EPS includes the weighted average number of common shares and the dilutive effect of stock options, restricted stock and share unit awards and convertible subordinated notes outstanding during the period, when such instruments are dilutive.

All outstanding unvested share-based payment awards that contain rights to nonforfeitable dividends are treated as participating in undistributed earnings with common shareholders. Awards of this nature are considered participating securities and the two-class method of computing basic and diluted EPS must be applied.

Earnings per Share—For the historical periods presented, the Predecessor operated without a defined capital structure or designated equity. As a result, earnings per share has not been presented.
Receivables

Receivables—Receivables consist principally of trade receivables from customers, are generally unsecured and are due within 30 to 90 days. Unbilled receivables arise from services rendered but not yet billed. Expected credit losses associated with trade receivables are recorded as an allowance for uncollectible accounts. The allowance for uncollectible accounts is estimated based upon historic patterns of credit losses for aged receivables as well as specific provisions for certain identifiable, potentially uncollectible balances. When internal collection efforts on accounts have been exhausted, the accounts are written off and the associated allowance for uncollectible accounts is reduced. The Company has receivables with two large customers that exceed 10% of the Company’s outstanding accounts receivable balance at December 31, 2012. There were no customers that exceeded 10% of the Company’s outstanding accounts receivables balance at December 31, 2011.

Prior to October 1, 2012, we sold most of our trade and other accounts receivable without recourse to Cincinnati Bell Funding LLC (“CBF”), a bankruptcy-remote subsidiary of CBI, at a 2.5% discount to the receivables’ face value. CBTS, a wholly-owned subsidiary of CBI, and Cyrus Networks LLC (“Cyrus Networks”) began selling their receivables to CBF in March 2009 and June 2011, respectively. The transfer of these assets qualified as a sale pursuant to Accounting Standards Codification (“ASC”) 860-10, Transfers of Financial Assets, as these receivables had been isolated from the Predecessor and its creditors. The Predecessor continued to service these receivables and received a fee for this service. Effective October 1, 2012, we terminated our participation in this program.

As of December 31, 2012 receivables were $33.5 million and the allowance for uncollectible accounts was $0.3 million. The December 31, 2011 receivables and related allowance for uncollectible accounts were immaterial for 2011.

Deferred Leasing Costs

Deferred Leasing Costs—Sales commissions incurred at the commencement of a new lease are capitalized and amortized over the term of the customer lease. Amortization of deferred leasing costs is presented with depreciation and amortization in the accompanying combined statements of operations. If a lease terminates prior to the expected life of the customer relationship, the remaining unamortized cost is written off to amortization expense.

Deferred Financing Costs

Deferred Financing Costs—Legal and professional fees incurred in connection with issuance of debt and revolving credit facilities are capitalized and amortized over the term of the financing arrangement. Amortization of deferred financing costs is presented within interest expense in the accompanying combined statements of operations.

Pushdown of CBI Acquisition-Related Debt

Pushdown of CBI Acquisition-Related Debt—In June 2010, CBI borrowed $526 million on its corporate credit facility to finance the acquisition of Cyrus Networks. In accordance with Staff Accounting Bulletin Topic 5J (“SAB Topic 5J”), we presented $168 million of CBI acquisition-related debt in our combined financial statements. We considered various allocation methodologies in determining the amount of debt to be recognized in the combined financial statements. The method selected was based on a leverage ratio common to the industry. As of December 31, 2010, the pushdown of CBI acquisition debt was derecognized from the Predecessor’s financial statements concurrent with a divisional control distribution from the Predecessor and issuance of a $400 million note payable to CBI. The reversal of debt recognition was offset by an increase to divisional control.

Restructuring Costs		Restructuring Costs—A restructuring charge was recognized in 2010 to terminate an existing sales commission plan in order to transition to a common plan for all commissioned employees.
Operating and Transactional Taxes

Operating and Transactional Taxes—Certain operating taxes, such as property, sales, use and value added taxes, are reported as expenses in operating income. These taxes are not included in income tax expense because the amounts to be paid are not dependent on the level of income generated. We also record operating expenses for the establishment of liabilities related to certain operating tax audit exposures. These liabilities are established based on our assessment of the probability of payment. Upon resolution of an audit, any remaining liability not paid is released and increases operating income.

Business Combinations

Business Combinations—In accounting for business combinations, we apply the accounting requirements of ASC 805, Business Combinations, which requires the recording of net assets of acquired businesses at fair value. In developing estimates of fair value of acquired assets and assumed liabilities, management analyzed a variety of factors including market data, estimated future cash flows of the acquired operations, industry growth rates, current replacement cost for fixed assets and market rate assumptions for contractual obligations. Such a valuation requires management to make significant estimates and assumptions, particularly with respect to the intangible assets. Acquisition costs are expensed as incurred.

Related Party Transactions

Related Party Transactions—CBI provided us with a variety of services. Cost allocation methods which were employed to determine the costs to be recognized in the accompanying combined financial statements included the following:

•	Specific identification—Applied when amounts were specifically identifiable to our operations.

•	Reasonable allocation method—When amounts were not clearly or specifically identifiable to our operations, management applied a reasonable allocation method.

Insurance Programs

Insurance Programs—CBI provided the Predecessor with coverage for certain employee health care benefits as well as losses incurred related to general liability, workers’ compensation and automobile claims. CBI has purchased third-party insurance policies for these risks and is self-insured up to certain limits. Our portion of CBI’s self-insured insurance expense has been determined based on its historical experience of paid claims.

Pension and Postretirement

Pension and Postretirement—Some of our employees participated in CBI’s pension and postretirement benefit plans. These plans have been accounted for as multi-employer plans which require us to recognize expense for our proportionate share of the annual contributions to these plans. Our proportionate share of these contributions was determined using the projected benefit obligation associated with our plan participants compared to CBI’s plan participants and was immaterial in 2012, 2011 and 2010.

Investment in Real Estate (Tables)	3 Months Ended
Mar. 31, 2013
Schedule of Gross Investment in Real Estate

A schedule of our gross investment in real estate follows:

	Successor			Predecessor
	March 31, 2013			December 31, 2012
	Land	Building and Improvements	Equipment	Land	Building and Improvements	Equipment
West Seventh St., Cincinnati, OH (7th Street)	0.9	108.7	0.8	0.9	108.7	0.8
Parkway Dr., Mason, OH (Mason)	—	20.2	0.5	—	20.2	0.4
Industrial Rd., Florence, KY (Florence)	—	47.2	1.4	—	46.8	0.5
Goldcoast Dr., Cincinnati, OH (Goldcoast)	0.6	6.7	—	0.6	6.7	—
Knightsbridge Dr., Hamilton, OH (Hamilton)	—	49.2	3.8	—	49.9	2.1
E. Monroe St., South Bend, IN (Monroe St.)	—	2.5	—	—	3.2	—
Springer St., Lombard, IL (Lombard)	—	2.6	—	—	2.6	—
Crescent Circle, South Bend, IN (Blackthorn)	—	3.3	0.1	—	3.3	0.1
Kingsview Dr., Lebanon, OH (Lebanon)	4.0	71.0	1.2	4.0	71.0	1.1
McAuley Place, Blue Ash, OH (Blue Ash)	—	0.6	—	—	0.6	—
Westway Park Blvd., Houston, TX (Houston West)	1.4	88.3	13.3	3.3	87.8	12.0
Westway Park Blvd., Houston, TX (Houston West 2)	2.0	—	—	—	—	—
Southwest Fwy., Houston, TX (Galleria)	—	66.4	6.7	—	66.0	6.6
E. Ben White Blvd., Austin, TX (Austin 1)	—	22.5	0.8	—	22.6	0.8
S. State Highway 121 Business Lewisville, TX (Lewisville)	—	75.9	17.8	—	76.0	9.6
Marsh Lane Carrollton, TX	—	0.1	0.2	—	0.1	0.2
Midway Rd., Carrollton, TX	—	2.0	0.3	—	2.0	0.3
Frankford Carrollton, TX	16.1	37.2	7.8	16.1	34.6	5.0
Bryan St., Dallas, TX	—	0.1	0.1	—	0.1	—
North Freeway, Houston, TX (Greenspoint)	—	1.3	0.4	—	1.3	0.4
South Ellis Street Chandler, AZ (Phoenix)	14.8	39.5	7.0	15.0	38.7	6.8
Westover Hills Blvd, San Antonio, TX (San Antonio)	4.6	31.0	5.2	4.6	30.8	4.7
Metropolis Dr., Austin, TX (Austin 2)	—	22.7	0.8	—	22.7	0.6
Kestral Way (London)	—	32.1	0.4	—	17.1	0.3
Jurong East (Singapore)	—	9.6	0.1	—	9.7	0.1

Total	$44.4	$740.7	$68.7	$44.5	$722.5	$52.4

Debt and Other Financing Arrangements (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Debt and Capital Lease Obligations

The Company’s debt consists of the following:

	Successor	Predecessor
(dollars in millions)	March 31, 2013	December 31, 2012
Revolving credit agreement	$—	$—
Capital lease obligations	31.0	32.2
6 3/8% Senior Notes due 2022	525.0	525.0
Other financing arrangements	62.9	60.8

Total	$618.9	$618.0

Debt and other financing arrangements presented in the accompanying combined financial statements consist of the following:

	As of December 31,
(dollars in millions)	2012	2011
Revolving credit agreement	$—	$—
Capital lease obligations	32.2	42.9
Related party note due on demand	—	80.2
Related party note due 2018	—	400.0
6 3/8% Senior Notes due 2022	525.0	—
Other financing arrangements	60.8	48.2

Total	$618.0	$571.3

Annual Minimum Payments Associated with Other Financing Arrangements

The following table summarizes our annual minimum payments associated with our other financing arrangements for the five years subsequent to December 31, 2012 and thereafter:

(dollars in millions)
2013	$6.0
2014	6.4
2015	6.6
2016	6.7
2017	6.9
Thereafter	42.3

Total financing arrangements	$74.9

Annual Principal Maturities

The following table summarizes annual principal maturities of our of 6 3/8% Senior Notes due 2022 and capital leases for the five years subsequent to December 31, 2012, and thereafter:

(dollars in millions)	Capital leases	Long term debt	Total Debt
2013	$6.3	$—	$6.3
2014	4.0	—	4.0
2015	3.5	—	3.5
2016	3.8	—	3.8
2017	2.6	—	2.6
Thereafter	12.0	525.0	537.0

Total debt	$32.2	$525.0	$557.2

Fair Value of Financial Instruments (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Carrying Value and Fair Value of Other Financial Instruments

The carrying value and fair value of other financial instruments are as follows:

	Successor		Predecessor
	March 31, 2013		December 31, 2012
(dollars in millions)	Carrying Value	Fair Value	Carrying Value	Fair Value
6 3/8% Senior Notes due 2022	$525.0	$549.9	$525.0	$547.3
Other financing arrangements	62.9	68.5	60.8	69.5

The carrying value and fair value of other financial instruments are as follows:

	December 31, 2012		December 31, 2011
(dollars in millions)	Carrying Value	Fair Value	Carrying Value	Fair Value
Related party note due on demand	$—	$—	$80.2	$80.2
Related party note due 2018	—	—	400.0	415.1
6 3/8% Senior Notes due 2022	525.0	547.3	—	—
Other financing arrangements	60.8	69.5	48.2	47.5

Non-recurring Fair Value Measurements

As of December 31, 2012, the following assets were measured at fair value:

(dollars in millions)	December 31, 2012	Quoted prices in active markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Impairment Losses
Customer relationships	$2.8	$—	$—	$2.8	$(1.5)
Buildings and improvements	2.4	—	—	2.4	(11.8)

Impairment losses					$(13.3)

Earnings (Loss) per Share (Tables)	3 Months Ended
Mar. 31, 2013
Computation of Basic and Diluted Net Income (Loss) Per Share

The following tables reflect a reconciliation of the shares used in the basic and diluted net income (loss) per share computation for the period ended March 31, 2013:

	Period Ended March 31, 2013
(dollars in millions, except per share amount)	Basic	Diluted
Numerator:
Net loss	$(2.8)	$(2.8)
Net loss allocated to participating share-based awards	1.8	1.8

Net loss applicable to common shareholders	$(1.0)	$(1.0)

Denominator:
Weighted average common outstanding—basic	20.9	20.9

Time-based restricted stock(1)	—	—
Convertible securities(1)	—	—
Weighted average shares outstanding—Diluted	—	20.9

EPS:
Net loss per share—Basic		$(0.05)

Effect of dilutive shares		—

Net loss per share—Diluted		$(0.05)

(1)	We have excluded 0.2 million of restricted stock and 42.6 million of Operating Partnership units, convertible securities, from our diluted earnings per share as of March 31, 2013. These amounts were deemed anti-dilutive.

Guarantors (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Condensed Consolidating Statements of Operations

(dollars in millions)	Period Ended March 31, 2013
	Parent Guarantor	General Partner	LP Co-issuer	Finance Co-issuer	Guarantors	Non- Guarantors	Eliminations	Total
Revenue	$—	$—	$—	$—	$44.5	$0.5	$—	$45.0
Costs and expenses
Property operating expenses	—	—	—	—	15.0	0.3	—	15.3
Sales and marketing	—	—	—	—	2.1	—	—	2.1
General and administrative	—	—	—	—	5.4	—	—	5.4
Depreciation and amortization	—	—	—	—	15.8	0.6	—	16.4

Total costs and expenses	—	—	—	—	38.3	0.9	—	39.2

Operating income (loss)	—	—	—	—	6.2	(0.4)	—	5.8
Interest expense	—	—	7.2	7.2	0.7	0.5	(7.2)	8.4

Income (loss) before income taxes	—	—	(7.2)	(7.2)	5.5	(0.9)	7.2	(2.6)
Income tax expense	—	—	—	—	0.2	—	—	0.2

Income (loss) from continuing operations	—	—	(7.2)	(7.2)	5.3	(0.9)	7.2	(2.8)
Equity earnings (loss) related to investment in subsidiaries	(2.8)	—	4.4	—	(0.9)	—	(0.7)	—

Net income (loss)	(2.8)	—	(2.8)	(7.2)	4.4	(0.9)	6.5	(2.8)
Noncontrolling interest in net loss	(1.9)	—	—	—	—	—	—	(1.9)

Net income (loss) attributable to common shareholders	$(0.9)	—	$(2.8)	$(7.2)	$4.4	$(0.9)	$6.5	$(0.9)

(dollars in millions)	Period Ended January 23, 2013
	Parent Guarantor	General Partner	LP Co-issuer	Finance Co-issuer	Guarantors	Non- Guarantors	Eliminations	Total
Revenue	$—	$—	$—	$—	$14.9	$0.2	$—	$15.1
Costs and expenses
Property operating expenses	—	—	—	—	4.8	—	—	4.8
Sales and marketing	—	—	—	—	0.7	—	—	0.7
General and administrative	—	—	—	—	1.4	0.1	—	1.5
Depreciation and amortization	—	—	—	—	5.2	0.1	—	5.3
Transaction-related compensation	—	—	—	—	20.0	—	—	20.0
Transaction costs		—	—	—	0.1	—	—	0.1

Total costs and expenses	—	—	—	—	32.2	0.2	—	32.4

Operating loss	—	—	—	—	(17.3)	—	—	(17.3)
Interest expense	—	—	2.3	2.3	0.1	0.1	(2.3)	2.5

Loss before income taxes	—	—	(2.3)	(2.3)	(17.4)	(0.1)	2.3	(19.8)
Income tax expense	—	—	—	—	0.4	—	—	0.4

Loss from continuing operations	—	—	(2.3)	(2.3)	(17.8)	(0.1)	2.3	(20.2)
Equity earnings (loss) related to investment in subsidiaries	—	—	(17.9)	—	(0.1)	—	18.0	—

Net loss	$—	$—	$(20.2)	$(2.3)	$(17.9)	$(0.1)	$20.3	$(20.2)

(dollars in millions)	Three Months Ended March 31, 2012
	Parent Guarantor	General Partner	LP Co-issuer	Finance Co-issuer	Guarantors	Non- Guarantors	Eliminations	Total
Revenue	$—	$—	$—	$—	$51.9	$0.2	$—	$52.1
Costs and expenses
Property operating expenses	—	—	—	—	16.8	0.5	—	17.3
Sales and marketing	—	—	—	—	1.7	0.1	—	1.8
General and administrative	—	—	—	—	4.5	—	—	4.5
Depreciation and amortization	—	—	—	—	15.8	0.6	—	16.4
Management fees charged by CBI	—	—	—	—	0.7	—	—	0.7
Loss on sale of receivables to an affiliate	—	—	—	—	1.2	—	—	1.2

Total costs and expenses	—	—	—	—	40.7	1.2	—	41.9

Operating income (loss)	—	—	—	—	11.2	(1.0)	—	10.2
Interest expense	—	—	—	—	9.4	0.9	—	10.3

Income (loss) before income taxes	—	—	—	—	1.8	(1.9)	—	(0.1)
Income tax expense	—	—	—	—	0.6	—	—	0.6

Income (loss) from continuing operations	—	—	—	—	1.2	(1.9)	—	(0.7)
Equity earnings (loss) related to investments in subsidiaries	—	—	—	—	(1.9)	—	1.9	—

Net loss	$—	$—	$—	$—	$(0.7)	$(1.9)	$1.9	$(0.7)

(dollars in millions)	Year Ended December 31, 2012
	Parent Guarantor	General Partner	LP Co-issuer	Finance Co-issuer	Guarantors	Non- Guarantors	Eliminations	Total
Revenue	$—	$—	$—	$—	$219.4	$1.4	$—	$220.8
Costs and expenses
Property operating expenses	—	—	—	—	74.1	1.9	—	76.0
Sales and marketing	—	—	—	—	9.5	0.2	—	9.7
General and administrative	—	—	—	—	20.6	0.1	—	20.7
Depreciation and amortization	—	—	—	—	71.9	1.5	—	73.4
Transaction costs		—	5.7	—	—	—	—	5.7
Management fees charged by CBI	—	—	—	—	2.5	—	—	2.5
Loss on sale of receivables to an affiliate	—	—	—	—	3.2	—	—	3.2
Asset impairments	—	—	—	—	13.3	—	—	13.3

Total costs and expenses	—	—	5.7	—	195.1	3.7	—	204.5

Operating income (loss)	—	—	(5.7)	—	24.3	(2.3)	—	16.3
Interest expense	—	—	4.2	4.2	35.0	2.6	(4.2)	41.8

Loss before income taxes	—	—	(9.9)	(4.2)	(10.7)	(4.9)	4.2	(25.5)
Income tax benefit	—	—	—	—	(5.1)	—	—	(5.1)

Loss from continuing operations	—	—	(9.9)	(4.2)	(5.6)	(4.9)	4.2	(20.4)
Equity earnings (loss) related to investment in subsidiaries	—	—	(10.4)	—	(4.9)	—	15.3	—
Gain on sale of real estate improvements	—	—	—		0.1	—	—	0.1

Net loss	$—	$—	$(20.3)	$(4.2)	$(10.4)	$(4.9)	$19.5	$(20.3)

(dollars in millions)	Year Ended December 31, 2011
	Parent Guarantor	General Partner	LP Co-issuer	Finance Co-issuer	Guarantors	Non- Guarantors	Eliminations	Total
Revenue	$—	$—	$—	$—	$181.5	$0.2	$—	$181.7
Costs and expenses
Property operating expenses	—	—	—	—	57.9	0.3	—	58.2
Sales and marketing	—	—	—	—	9.1	—	—	9.1
General and administrative	—	—	—	—	12.4	0.1	—	12.5
Depreciation and amortization	—	—	—	—	55.1	0.4	—	55.5
Transaction costs	—	—	—	—	2.6	—	—	2.6
Management fees charged by CBI	—	—	—	—	2.3	—	—	2.3
Loss on sale of receivables to an affiliate	—	—	—	—	3.5	—	—	3.5

Total costs and expenses	—	—	—	—	142.9	0.8	—	143.7

Operating income (loss)	—	—	—	—	38.6	(0.6)	—	38.0
Interest expense	—	—	—	—	32.3	0.6	—	32.9
Loss on extinguishment of debt	—	—	—	—	1.4	—	—	1.4

Income (loss) before income taxes	—	—	—	—	4.9	(1.2)	—	3.7
Income tax expense	—	—	—	—	2.2	—	—	2.2

Income (loss) from continuing operations	—	—	—	—	2.7	(1.2)	—	1.5
Equity earnings (loss) related to investment in subsidiaries	—	—	—	—	(1.2)	—	1.2	—

Net income (loss)	$—	$—	$—	$—	$1.5	$(1.2)	$(1.2)	$1.5

(dollars in millions)	Year Ended December 31, 2010
	Parent Guarantor	General Partner	LP Co-issuer	Finance Co-issuer	Guarantors	Non- Guarantors	Eliminations	Total
Revenue	$—	$—	$—	$—	$127.5	$—	$—	$127.5
Costs and expenses
Property operating expenses	—	—	—	—	43.9	—	—	43.9
Sales and marketing	—	—	—	—	6.8	—	—	6.8
General and administrative	—	—	—	—	7.0	—	—	7.0
Depreciation and amortization	—	—	—	—	36.2	—	—	36.2
Transaction costs	—	—	—	—	9.0	—	—	9.0
Management fees charged by CBI	—	—	—	—	3.6	—	—	3.6
Loss on sale of receivables to an affiliate	—	—	—	—	1.8	—	—	1.8
Restructuring costs	—	—	—	—	1.4	—	—	1.4

Total costs and expenses	—	—	—	—	109.7	—	—	109.7

Operating income	—	—	—	—	17.8	—	—	17.8
Interest expense	—	—	—	—	11.5	—	—	11.5

Income before income taxes	—	—	—	—	6.3	—	—	6.3
Income tax expense	—	—	—	—	2.7	—	—	2.7

Income from continuing operations	—	—	—	—	3.6	—	—	3.6
Loss on sale of real estate improvements	—	—	—	—	(0.1)	—	—	(0.1)

Net income	$—	$—	$—	$—	$3.5	$—	$—	$3.5

Condensed Consolidating Balance Sheets

(dollars in millions)	As of March 31, 2013
	Parent Guarantor	General Partner	LP Co-issuer	Finance Co-issuer	Guarantors	Non- Guarantors	Eliminations	Total
Land	$—	$—	$—	$—	$44.4	$—	$—	$44.4
Buildings and improvements	—	—	—	—	699.1	41.6	—	740.7
Equipment	—	—	—	—	68.2	0.5	—	68.7
Construction in progress	—	—	—	—	92.6	—	—	92.6

Subtotal	—	—	—	—	904.3	42.1	—	946.4
Accumulated depreciation	—	—	—	—	(189.6)	(2.5)	—	(192.1)

Net investment in real estate	—	—	—	—	714.7	39.6	—	754.3
Cash and cash equivalents	—	—	0.1	—	327.6	0.9	—	328.6
Investment in subsidiary	816.5	8.2	841.8	—	(0.6)	—	(1,665.9)	—
Rent and other receivables	—	—	—	—	29.2	0.8	—	30.0
Restricted cash	—	—	—	—	2.6	—	—	2.6
Goodwill	—	—	—	—	276.2	—	—	276.2
Intangible assets, net	—	—	—	—	98.4	—	—	98.4
Intercompany and loan receivable	—	—	506.9	507.9	0.2	—	(1,015.0)	—
Due from affiliates	—	—	—	—	23.2	—	—	23.2
Other assets	—	—	16.4	16.4	43.5	0.8	(16.4)	60.7

Total assets	$816.5	$8.2	$1,365.2	$524.3	$1,515.0	$42.1	$(2,697.3)	$1,574.0

Accounts payable and accrued expenses	$—	$—	$23.7	$13.0	$35.6	$1.0	$(13.0)	$60.3
Deferred revenue	—	—	—	—	51.1	0.6	—	51.7
Intercompany and loan payable	—	—	—	—	506.9	0.2	(507.1)	—
Due to affiliates	—	—	—	—	8.2	—	—	8.2
Capital lease obligations	—	—	—	—	22.3	8.7	—	31.0
Long-term debt	—	—	525.0	525.0	—	—	(525.0)	525.0
Other financing arrangements	—	—	—	—	30.9	32.0	—	62.9
Other liabilities	—	—	—	—	18.2	0.2	—	18.4

Total liabilities	—	—	548.7	538.0	673.2	42.7	(1,045.1)	757.5
Total equity	816.5	8.2	816.5	(13.7)	841.8	(0.6)	(1,652.2)	816.5

Total liabilities and equity	$816.5	$8.2	$1,365.2	$524.3	$1,515.0	$42.1	$(2,697.3)	$1,574.0

(dollars in millions)	As of December 31, 2012
	Parent Guarantor	General Partner	LP Co-issuer	Finance Co-issuer	Guarantors	Non- Guarantors	Eliminations	Total
Land	$—	$—	$—	$—	$44.5	$—	$—	$44.5
Buildings and improvements	—	—	—	—	695.7	26.8	—	722.5
Equipment	—	—	—	—	52.0	0.4	—	52.4
Construction in progress	—	—	—	—	51.4	12.8	—	64.2

Subtotal	—	—	—	—	843.6	40.0	—	883.6
Accumulated depreciation	—	—	—	—	(174.8)	(1.9)	—	(176.7)

Net investment in real estate	—	—	—	—	668.8	38.1	—	706.9
Cash and cash equivalents	—	—	—	—	15.6	0.9	—	16.5
Investment in subsidiary	—	—	497.2	—	0.4	—	(497.6)	—
Rent and other receivables	—	—	—	—	32.6	0.6	—	33.2
Restricted cash	—	—	—	—	6.3	—	—	6.3
Goodwill	—	—	—	—	276.2	—	—	276.2
Intangible assets, net	—	—	—	—	102.6	—	—	102.6
Intercompany and loan receivable	—	—	508.2	508.2	—	—	(1,016.4)	—
Due from affiliates	—	—	—	—	2.2		—	2.2
Other assets	7.9	—	17.0	17.0	41.6	0.5	(17.0)	67.0

Total assets	$7.9	$—	$1,022.4	$525.2	$1,146.3	$40.1	$(1,531.0)	$1,210.9

Accounts payable and accrued expenses	$0.8	$—	$4.4	$4.4	$24.2	$0.1	$(4.4)	$29.5
Deferred revenue	—	—	—	—	52.3	0.5	—	52.8
Intercompany and loan payable	—	—	—	—	508.0	0.2	(508.2)	—
Due to affiliates	—	—	—	—	2.9	—	—	2.9
Capital lease obligations	—	—	—	—	23.2	9.0	—	32.2
Long-term debt	—	—	525.0	525.0	—	—	(525.0)	525.0
Other financing arrangements	—	—	—	—	31.0	29.8	—	60.8
Other liabilities	—	—	—	—	7.5	0.1	—	7.6

Total liabilities	0.8	—	529.4	529.4	649.1	39.7	(1,037.6)	710.8
Total parent’s net investment	7.1	—	493.0	(4.2)	497.2	0.4	(493.4)	500.1

Total liabilities and parent’s net investment	$7.9	$—	$1,022.4	$525.2	$1,146.3	$40.1	$(1,531.0)	$1,210.9

(dollars in millions)	As of December 31, 2012
	Parent Guarantor	General Partner	LP Co-issuer	Finance Co-issuer	Guarantors	Non- Guarantors	Eliminations	Total
Land	$—	$—	$—	$—	$44.5	$—	$—	$44.5
Buildings and improvements	—	—	—	—	695.7	26.8	—	722.5
Equipment	—	—	—	—	52.0	0.4	—	52.4
Construction in progress	—	—	—	—	51.4	12.8	—	64.2

Subtotal	—	—	—	—	843.6	40.0	—	883.6
Accumulated depreciation	—	—	—	—	(174.8)	(1.9)	—	(176.7)

Net investment in real estate	—	—	—	—	668.8	38.1	—	706.9
Cash and cash equivalents	—	—	—	—	15.6	0.9	—	16.5
Investment in subsidiary	—	—	497.2	—	0.4	—	(497.6)	—
Rent and other receivables	—	—	—	—	32.6	0.6	—	33.2
Restricted cash	—	—	—	—	6.3	—	—	6.3
Goodwill	—	—	—	—	276.2	—	—	276.2
Intangible assets, net	—	—	—	—	102.6	—	—	102.6
Intercompany and loan receivable	—	—	508.2	508.2	—	—	(1,016.4)	—
Due from affiliates	—	—	—	—	2.2		—	2.2
Other assets	7.9	—	17.0	17.0	41.6	0.5	(17.0)	67.0

Total assets	$7.9	$—	$1,022.4	$525.2	$1,146.3	$40.1	$(1,531.0)	$1,210.9

Accounts payable and accrued expenses	$0.8	$—	$4.4	$4.4	$24.2	$0.1	$(4.4)	$29.5
Deferred revenue	—	—	—	—	52.3	0.5	—	52.8
Intercompany and loan payable	—	—	—	—	508.0	0.2	(508.2)	—
Due to affiliates	—	—	—	—	2.9	—	—	2.9
Capital lease obligations	—	—	—	—	23.2	9.0	—	32.2
Long-term debt	—	—	525.0	525.0	—	—	(525.0)	525.0
Other financing arrangements	—	—	—	—	31.0	29.8	—	60.8
Other liabilities	—	—	—	—	7.5	0.1	—	7.6

Total liabilities	0.8	—	529.4	529.4	649.1	39.7	(1,037.6)	710.8
Total parent’s net investment	7.1	—	493.0	(4.2)	497.2	0.4	(493.4)	500.1

Total liabilities and parent’s net investment	$7.9	$—	$1,022.4	$525.2	$1,146.3	$40.1	$(1,531.0)	$1,210.9

(dollars in millions)	As of December 31, 2011
	Parent Guarantor	General Partner	LP Co-issuer	Finance Co-issuer	Guarantors	Non- Guarantors	Eliminations	Total
Land	$—	$—	$—	$—	$26.5	$—	$—	$26.5
Buildings and improvements	—	—	—	—	543.0	25.6	—	568.6
Equipment	—	—	—	—	16.1	—	—	16.1
Construction in progress	—	—	—	—	48.0	1.0	—	49.0

Subtotal	—	—	—	—	633.6	26.6	—	660.2
Accumulated depreciation	—	—	—	—	(130.9)	(0.3)		(131.2)

Net investment in real estate	—	—	—	—	502.7	26.3	—	529.0
Cash and cash equivalents	—	—	—	—	0.4	0.2	—	0.6
Investment in subsidiary			—	—	(0.1)	—	0.1	—
Goodwill	—	—	—	—	276.2	—	—	276.2
Intangible assets, net	—	—	—	—	120.7	—	—	120.7
Other assets	—	—	—	—	27.9	0.3	—	28.2

Total assets	$—	$—	$—	$—	$927.8	$26.8	$0.1	$954.7

Accounts payable and accrued expenses	$—	$—	$—	$—	$21.8	$0.4	$—	$22.2
Deferred revenue	—	—	—	—	49.0	—	—	49.0
Capital lease obligations	—	—	—	—	33.8	9.1	—	42.9
Related party note payable	—	—	—	—	480.2	—	—	480.2
Other financing arrangements	—	—	—	—	30.8	17.4	—	48.2
Other liabilities	—	—	—	—	0.7	—	—	0.7

Total liabilities	—	—	—	—	616.3	26.9	—	643.2
Total divisional control	—	—	—	—	311.5	(0.1)	0.1	311.5

Total liabilities and divisional control	$—	$—	$—	$—	$927.8	$26.8	$0.1	$954.7

Condensed Consolidating Statements of Cash Flows

Condensed Consolidating Statements of Cash Flows

(dollars in millions)	Period Ended March 31, 2013
	Parent Guarantor	General Partner	LP Co-issuer	Finance Co-issuer	Guarantors	Non- Guarantors	Eliminations	Total
Net cash provided by (used in) operating activities	$—	$—	$(1.2)	$—	$23.8	$0.3	$—	$22.9

Cash flows from investing activities
Capital expenditures - acquisitions of real estate	—	—	—	—	(18.2)	—	—	(18.2)
Capital expenditures - other	—	—	—	—	(26.6)	(0.1)	—	(26.7)
Investment in subsidiaries	(337.1)	—	(337.1)	—	—	—	674.2	—
Intercompany advances, net	—	—	1.2	—	(1.2)	—	—	—
Release of restricted cash	—	—	—	—	1.8	—	—	1.8

Net cash provided by (used in) investing activities	(337.1)	—	(335.9)	—	(44.2)	(0.1)	674.2	(43.1)

Cash flows from financing activities
Issuance of common stock/partnership units	360.5	—	337.1	—	—	—	(337.1)	360.5
IPO costs	(23.4)	—	—	—	—	—	—	(23.4)
Payments on capital lease obligations	—	—	—	—	(0.3)	(0.3)	—	(0.6)
Contribution from parent guarantor	—	—	—	—	337.1	—	(337.1)	—

Net cash provided by (used in) financing activities	337.1	—	337.1	—	336.8	(0.3)	(674.2)	336.5

Net increase (decrease) in cash and cash equivalents	—	—	—	—	316.4	(0.1)	—	316.3
Cash and cash equivalents at beginning of period	—	—	0.1	—	11.2	1.0	—	12.3

Cash and cash equivalents at end of period	$—	$—	$0.1	$—	$327.6	$0.9	$—	$328.6

	Period Ended January 23, 2013
(dollars in millions)	Parent Guarantor	General Partner	LP Co-issuer	Finance Co-issuer	Guarantors	Non- Guarantors	Eliminations	Total
Net cash provided by operating activities	$—	$—	$—	$—	$1.9	$0.1	$—	$2.0

Cash flows from investing activities
Capital expenditures - other	—	—	—	—	(7.7)	—	—	(7.7)
Release of restricted cash	—	—	—	—	1.9	—	—	1.9
Intercompany advances, net	—	—	0.1	—	(0.1)	—	—	—

Net cash provided by (used in) investing activities	—	—	0.1	—	(5.9)	—	—	(5.8)

Cash flows from financing activities
Payments on capital lease obligations	—	—	—	—	(0.6)	—	—	(0.6)
Contributions from parent, net	—	—	—	—	0.2	—	—	0.2

Net cash used in financing activities	—	—	—	—	(0.4)	—	—	(0.4)

Net (decrease) increase in cash and cash equivalents	—	—	0.1	—	(4.4)	0.1	—	(4.2)
Cash and cash equivalents at beginning of year	—	—	—	—	15.6	0.9	—	16.5

Cash and cash equivalents at end of period	$—	$—	$0.1	$—	$11.2	$1.0	$—	$12.3

(dollars in millions)	Three Months Ended March 31, 2012
	Parent Guarantor	General Partner	LP Co-issuer	Finance Co-issuer	Guarantors	Non- Guarantors	Eliminations	Total
Net cash provided by (used in) operating activities	$—	$—	$—	$—	13.8	$(1.3)	$—	$12.5

Cash flows from investing activities
Capital expenditures - acquisitions of real estate	—	—	—	—	(23.4)	—	—	(23.4)
Capital expenditures - other	—	—	—	—	(29.4)	—	—	(29.4)

Net cash used in investing activities	—	—	—	—	(52.8)	—	—	(52.8)

Cash flows from financing activities
Borrowings from affiliates, net	—	—	—	—	44.0	—	—	44.0
Payments on financing obligations	—	—	—	—	(1.6)	—	—	(1.6)
Contributions from parent, net	—	—	—	—	(2.8)	2.4	—	(0.4)
Other, net	—	—	—	—	(0.4)	—	—	(0.4)

Net cash provided by financing activities	—	—	—	—	39.2	2.4	—	41.6

Net increase in cash and cash equivalents	—	—	—	—	0.2	1.1	—	1.3
Cash and cash equivalents at beginning of year	—	—	—	—	0.4	0.2	—	0.6

Cash and cash equivalents at end of year	$—	$—	$—	$—	$0.6	$1.3	$—	$1.9

Condensed Consolidating Statements of Cash Flows

	Year Ended December 31, 2012
(dollars in millions)	Parent Guarantor	General Partner	LP Co-issuer	Finance Co-issuer	Guarantors	Non- Guarantors	Eliminations	Total
Net cash provided by (used in) operating activities	$(7.1)	$—	$(5.3)	$0.4	$60.7	$(3.8)	$(0.4)	$44.5

Cash flows from investing activities
Capital expenditures - acquisitions of real estate	—	—	—	—	(25.1)	(0.3)	—	(25.4)
Capital expenditures - other	—	—	—	—	(202.9)	—	—	(202.9)
Proceeds from sale of assets	—	—	—	—	.0.2	—	—	0.2
Increase in restricted cash	—	—	—	—	(11.1)	—	—	(11.1)
Release of restricted cash	—	—	—	—	4.8	—	—	4.8
Advances to affiliates	—	—	—	—	(18.3)	—	—	(18.3)
Intercompany advances, net	—	—	(508.2)	(508.2)	508.1	0.1	508.2	—
Other, net	—	—	—	—	0.1	—	—	0.1

Net cash provided by (used in) investing activities	—	—	(508.2)	(508.2)	255.8	(0.2)	508.2	(252.6)

Cash flows from financing activities
Borrowings from affiliates, net	—	—	—	—	119.8	—	—	119.8
Repayment of related party note	—	—	—	—	(400.0)	—	—	(400.0)
Proceeds from issuance of debt	—	—	525.0	525.0	—	—	(525.0)	525.0
Payments on capital lease obligations	—	—	—	—	(8.4)	(0.6)	—	(9.0)
Debt issuance costs	—	—	(17.2)	(17.2)	—	—	17.2	(17.2)
Contributions from parent, net	7.1	—	5.7	—	(12.7)	5.3	—	5.4

Net cash provided by (used in) financing activities	7.1	—	513.5	507.8	(301.3)	4.7	(507.8)	224.0

Net increase in cash and cash equivalents	—	—	—	—	15.2	0.7	—	15.9
Cash and cash equivalents at beginning of year	—	—	—	—	0.4	0.2	—	0.6

Cash and cash equivalents at end of year	$—	$—	$—	—	$15.6	$0.9	$—	$16.5

(dollars in millions)	Year Ended December 31, 2011
	Parent Guarantor	General Partner	LP Co-issuer	Finance Co-issuer	Guarantors	Non- Guarantors	Eliminations	Total
Net cash provided by (used in) operating activities	$—	$—	$—	$—	$66.9	$(0.9)	$—	$66.0

Cash flows from investing activities
Capital expenditures - acquisitions of real estate	—	—	—	—	(22.4)	—	—	(22.4)
Capital expenditures - other	—	—	—	—	(95.1)	—	—	(95.1)
Advances from affiliates	—	—	—	—	11.6	—	—	11.6
Other, net	—	—	—	—	0.1	—	—	0.1

Net cash used in investing activities	—	—	—	—	(105.8)	—	—	(105.8)

Cash flows from financing activities								—
Borrowings from affiliates, net	—	—	—	—	66.6	—	—	66.6
Payments on capital lease obligations	—	—	—	—	(7.0)	—	—	(7.0)
Payments on financing obligations	—	—	—	—	(16.2)	—	—	(16.2)
Distributions to parent, net	—	—	—	—	(8.9)	1.1	—	(7.8)
Other, net	—	—	—	—	(0.1)	—	—	(0.1)

Net cash provided by financing activities	—	—	—	—	34.4	1.1	—	35.5

Net increase in cash and cash equivalents	—	—	—	—	(4.5)	0.2	—	(4.3)
Cash and cash equivalents at beginning of year	—	—	—	—	4.9	—	—	4.9

Cash and cash equivalents at end of year	$—	$—	$—	$—	$0.4	$0.2	$—	$0.6

(dollars in millions)	Year Ended December 31, 2010
	Parent Guarantor	General Partner	LP Co-issuer	Finance Co-issuer	Guarantors	Non- Guarantors	Eliminations	Total
Net cash provided by operating activities	$—	$—	$—	$—	$43.5	$—	$—	$43.5

Cash flows from investing activities
Capital expenditures - other	—	—	—	—	(29.3)	—	—	(29.3)
Advances to affiliates	—	—	—	—	(11.6)	—	—	(11.6)
Other, net	—	—	—	—	0.4	—	—	0.4

Net cash used in provided by investing activities	—	—	—	—	(40.5)	—	—	(40.5)

Cash flows from financing activities
Borrowings from affiliates, net	—	—	—	—	15.5	—	—	15.5
Payment on capital lease obligations	—	—	—	—	(10.2)	—	—	(10.2)
Distributions to parent, net	—	—	—	—	(3.7)	—	—	(3.7)
Other, net	—	—	—	—	0.3	—	—	0.3

Net cash provided by financing activities	—	—	—	—	1.9	—	—	1.9

Net increase in cash and cash equivalents	—	—	—	—	4.9	—	—	4.9
Cash and cash equivalents at beginning of year	—	—	—	—	—	—	—	—

Cash and cash equivalents at end of year	$—	$—	$—	$—	$4.9	$—	$—	$4.9

Acquisitions (Tables)	12 Months Ended
Dec. 31, 2012
The Fair Value of the Assets Acquired and Liabilities Assumed

The following table summarizes the fair value of the assets acquired and liabilities assumed:

(dollars in millions)
Assets acquired
Investment in real estate:
Buildings and improvements	$136.8
Equipment	4.6
Construction in progress	10.4

Investment in real estate	151.8

Goodwill	269.5
Intangible assets	138.0
Other assets	12.8

Total assets acquired	572.1

Liabilities assumed
Accounts payable and accrued expenses	5.2
Deferred revenue	7.7
Other financing arrangements	32.1
Other liabilities	0.8

Total liabilities assumed	45.8

Net assets acquired	$526.3

Allocation of the Purchase Price to Intangible Assets Acquired

The following table presents the allocation of the purchase price to intangible assets acquired:

	Fair Value (dollars in millions)	Weighted - Average Amortization Period (in Years)
Intangible assets subject to amortization:
Customer relationships	$126.7	15
Trademark	7.4	15
Favorable leasehold interest	3.9	56

Total intangible assets subject to amortization	$138.0	16

Unaudited Pro Forma Results of Operations

The following unaudited pro forma results of operations assumes this acquisition was completed as of January 1, 2009:

(dollars in millions)	Year Ended December 31,
	2010	2009
Revenue	$159.1	$130.8
Income (loss) from continuing operations	8.8	(1.5)

Pro Forma Adjustments

The pro forma adjustments and their effect on the income (loss) from continuing operations were as follows:

	Year Ended December 31,
(dollars in millions)	2010	2009
Elimination of deferred installation revenue	$(1.7)	$(1.6)
Elimination of deferred sales commissions	0.8	0.8
Increase in depreciation and amortization on acquired property and intangibles	(6.5)	(12.9)
Reclass acquisition costs to earliest year presented	9.0	(9.0)
Higher interest costs associated with acquisition-related debt	(1.4)	(4.4)
Tax effects of above entries	(2.6)	5.1

Total	$(2.4)	$(22.0)

Goodwill, Intangible and Other Long-Lived Assets (Tables)	12 Months Ended
Dec. 31, 2012
Carrying Values for Major Classes of Intangible Assets

Summarized below are the carrying values for the major classes of intangible assets:

(dollars in millions)		December 31,
		2012		2011
	Weighted- Average Life (in years)	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Customer relationships	15	$129.5	$(36.8)	$136.6	$(26.4)
Trademark	15	7.4	(1.2)	7.4	(0.7)
Favorable leasehold interest	56	3.9	(0.2)	3.9	(0.1)

Total		$140.8	$(38.2)	$147.9	$(27.2)

Estimated Future Amortization Expense

Amortization expense for intangible assets subject to amortization was $16.4 million, $15.5 million and $9.2 million in 2012, 2011 and 2010, respectively. The following table presents estimated amortization expense for 2013 through 2017:

(dollars in millions)
2013	$16.9
2014	16.9
2015	14.6
2016	11.5
2017	9.4

Sale of Accounts Receivable (Tables)	12 Months Ended
Dec. 31, 2012
Credit Losses on Sold Receivables

Credit losses on sold receivables were immaterial.

	For the years ended December 31,
(dollars in millions)	2012	2011	2010
Receivables sold, net	$127.8	$137.5	$70.2
Proceeds upon sale	124.6	134.0	68.4
Loss on sale	3.2	3.5	1.8
Servicing fees received	0.1	0.1	0.1

Customer Leases (Tables)	12 Months Ended
Dec. 31, 2012
Future Minimum Lease Payment Receivable

The future minimum lease payments to be received under non-cancelable operating leases, excluding month-to-month arrangements and submetered power, for the next five years are shown below:

(dollars in millions)
2013	$135.2
2014	106.5
2015	70.7
2016	49.6
2017	34.1

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2012
Income Tax Benefit

Income tax benefit below reflects federal, foreign and various state and local net tax benefits generated prior to the formation of the partnership as well as foreign, state and local net tax benefit on taxable loss generated by the partnership.

	Year Ended December 31,
(dollars in millions)	2012	2011	2010
Income tax expense (benefit):
Continuing operations	$(5.1)	$2.2	$2.7
Loss on sale of real estate improvements	—	—	(0.1)

Total	$(5.1)	$2.2	$2.6

	Year Ended December 31,
(dollars in millions)	2012	2011	2010
Current:
Federal	$—	$—	$—
Foreign	—	—	—
State and local	0.9	0.6	0.3

Total current	0.9	0.6	0.3
Deferred:
Federal	(5.7)	1.5	2.1
Foreign	(1.6)	(0.2)	—
State and local	(0.3)	—	0.3

Total deferred	(7.6)	1.3	2.4
Valuation allowance	1.6	0.3	—

Total	$(5.1)	$2.2	$2.7

Reconciliation of Statutory Federal Income Tax Rate with Effective Tax Rate

The following is a reconciliation of the statutory federal income tax rate with the Predecessor’s effective tax rate for each year:

	Year Ended December 31,
	2012	2011	2010
U.S. federal statutory rate	35.0%	35.0%	35.0%
Partnership income not taxed at federal statutory rate	(7.0)%	0.0%	0.0%
State and local income taxes, net of federal income tax	(1.4)%	11.6%	5.7%
Change in valuation allowance, net of federal income tax	(5.6)%	6.6%	0.3%
Nondeductible portion of meals and entertainment	(0.5)%	3.6%	1.5%
Effects of foreign income taxes	(0.2)%	2.2%	0.0%
Other differences, net	(0.2)%	0.4%	0.2%

Effective tax rate	20.1%	59.4%	42.7%

Components of Deferred Tax Assets and Liabilities

Deferred taxes at the end of 2012 reflect foreign, state and local deferred taxes remaining after contributions to the partnership.

	Year Ended December 31,
(dollars in millions)	2012	2011	2010
Deferred tax assets:
Net operating loss carryforwards	$1.3	$16.0	$7.7
Real estate and other property	1.1	—	—
Unearned revenue	0.1	5.7	4.2
Other	—	0.3	0.9

Total deferred tax assets	2.5	22.0	12.8
Valuation allowance	(1.9)	(0.3)	(0.1)

Total deferred tax assets, net of valuation allowance	0.6	21.7	12.7

Deferred tax liabilities:
Real estate and other property	—	17.5	8.2
Employee compensation	0.1	1.7	0.6
Other	—	0.6	0.5

Total deferred tax liabilities	0.1	19.8	9.3

Net deferred tax assets	$0.5	$1.9	$3.4

Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2012
Summary of Future Minimum Lease Payments

At December 31, 2012, future minimum lease payments required under operating leases having initial or remaining non-cancelable lease terms in excess of one year are as follows:

(dollars in millions)
2013	$3.7
2014	1.1
2015	0.9
2016	0.5
2017	—
Thereafter	1.0

Total	$7.2

Quarterly Financial Information (Unaudited) (Tables)	12 Months Ended
Dec. 31, 2012
Summary of Quarterly Financial Data

The table below reflects the unaudited selected quarterly information for the years ended December 31, 2012 and 2011:

	2012
(dollars in millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total
Revenue	$52.1	$54.0	$56.7	$58.0	$220.8
Operating income (loss)	$10.2	$(4.8)	$7.7	$3.2	$16.3
Net loss	$(0.7)	$(9.9)	$(2.8)	$(6.9)	$(20.3)

	2011
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total
Revenue	$42.7	$44.5	$46.5	$48.0	$181.7
Operating income	$8.3	$10.6	$9.1	$10.0	$38.0
Net income (loss)	$(0.1)	$1.4	$0.5	$(0.3)	$1.5

Description of Business - Additional Information (Detail)	3 Months Ended	12 Months Ended
	Mar. 31, 2013 Center	Dec. 31, 2012 Center
Description Of Business [Line Items]
Number of data operating centers	24	24

Formation - Additional Information (Detail) (USD $) In Millions, except Share data, unless otherwise specified	1 Months Ended
	Jan. 31, 2013 Ratio	Nov. 20, 2012
Business Formation [Line Items]
Common stock, shares issued	400,000
Initial public offering completed	January 24, 2013
Partnership units exchanged	1,500,000
Proceeds from partnership units exchanged	1,500,000
Number of common shares issued to directors and employees	1,000,000
IPO [Member]
Business Formation [Line Items]
Common stock, shares issued	18,975,000
Amount received from initial public offering of common stock, net of underwriter's discount	337.1
CyrusOne LP [Member]
Business Formation [Line Items]
Operating partnership units issued		123,688,687
Reverse unit split executed	2.8
Operating partnership units owned	44,100,000
Total number of outstanding units	64,500,000
CyrusOne Inc. and CyrusOne GP [Member]
Business Formation [Line Items]
Shares purchased of Operating partnership's units	21,900,000
Combined interest held on completion of transactions	33.90%
Purchase of Operating partnership's units	337.1
Cincinnati Bell Inc. [Member]
Business Formation [Line Items]
Remaining combined interest held	66.10%

Significant Accounting Policies - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	2 Months Ended	3 Months Ended	12 Months Ended						1 Months Ended			1 Months Ended					12 Months Ended									3 Months Ended	12 Months Ended						3 Months Ended	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2013 Segment	Dec. 31, 2012 Segment	Dec. 31, 2011	Dec. 31, 2010	Jun. 30, 2010	Dec. 31, 2012 Customer Concentration Risk [Member] Accounts Receivable [Member] Customer	Dec. 31, 2011 Customer Concentration Risk [Member] Accounts Receivable [Member] Customer	Jan. 23, 2013 Cincinnati Bell Inc. [Member]	Dec. 31, 2010 Cincinnati Bell Inc. [Member]	Jun. 30, 2010 Cincinnati Bell Inc. [Member]	Oct. 31, 2012 CBF [Member]	Dec. 31, 2012 Other Financing Arrangements [Member]	Dec. 31, 2011 Other Financing Arrangements [Member]	Dec. 31, 2012 Real Estate Investment [Member]	Dec. 31, 2011 Real Estate Investment [Member]	Dec. 31, 2012 Deferred Leasing Costs [Member]	Dec. 31, 2011 Deferred Leasing Costs [Member]	Dec. 31, 2010 Deferred Leasing Costs [Member]	Dec. 31, 2012 Minimum [Member]	Dec. 31, 2012 Minimum [Member] Building [Member]	Dec. 31, 2012 Minimum [Member] Building Improvements [Member]	Dec. 31, 2012 Minimum [Member] Equipment [Member]	Dec. 31, 2012 Minimum [Member] Customer Concentration Risk [Member] Accounts Receivable [Member]	Dec. 31, 2011 Minimum [Member] Customer Concentration Risk [Member] Accounts Receivable [Member]	Mar. 31, 2013 Minimum [Member] Trademarks and Customer Relationships [Member]	Dec. 31, 2012 Minimum [Member] Trademarks and Customer Relationships [Member]	Dec. 31, 2012 Minimum [Member] Deferred Leasing Costs [Member]	Dec. 31, 2012 Maximum [Member]	Dec. 31, 2012 Maximum [Member] Building [Member]	Dec. 31, 2012 Maximum [Member] Building Improvements [Member]	Dec. 31, 2012 Maximum [Member] Equipment [Member]	Mar. 31, 2013 Maximum [Member] Trademarks and Customer Relationships [Member]	Dec. 31, 2012 Maximum [Member] Trademarks and Customer Relationships [Member]	Dec. 31, 2012 Maximum [Member] Deferred Leasing Costs [Member]
Summary Of Significant Accounting Policies [Line Items]
Percentage of lease term		75.00%	75.00%
Percentage of lease payment		90.00%	90.00%
Goodwill impairment amount recognized		$ 0	$ 0	$ 0	$ 0
Useful life of finite-lived intangible assets																										8 years	8 years						15 years	15 years
Lease term of favorable leasehold interest which being amortized		56 years	56 years
Transaction-related compensation									20
Number of reportable business segments		1	1
Capital leased assets													60.8	48.2	61.4	59.2
Capitalized interest			2.7	2.6	0.5
Useful life term of fixed asset																					20 years	3 years	3 years							48 years	25 years	5 years
Unsecured trade receivables period due																				30 days									90 days
Number of customers with more than 10% of receivables							2	0
Concentration risk percentage																								10.00%	10.00%
Discount to receivables												2.50%
Receivables, gross			33.5
Allowance for uncollectible accounts	0.3	0.3	0.3
Borrowing related to acquisition						168					526
Issuance of note payable to CBI					400					400
Deferred revenue	51.7	51.7	52.8	49
Advertising cost			2.9	1.4	0.2
Depreciation expense			54.5	39.1	26.9
Amortization expense			$ 16.4	$ 15.5	$ 9.2												$ 18.9	$ 16.4	$ 9.3
Amortization period of deferred leasing cost																												3 years							5 years

Investment in Real Estate - Schedule of Gross Investment in Real Estate (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Mar. 31, 2013 West Seventh St., Cincinnati, OH (7th Street) [Member]	Dec. 31, 2012 West Seventh St., Cincinnati, OH (7th Street) [Member] Predecessor [Member]	Mar. 31, 2013 Parkway Dr., Mason, OH (Mason) [Member]	Dec. 31, 2012 Parkway Dr., Mason, OH (Mason) [Member] Predecessor [Member]	Mar. 31, 2013 Industrial Rd., Florence, KY (Florence) [Member]	Dec. 31, 2012 Industrial Rd., Florence, KY (Florence) [Member] Predecessor [Member]	Mar. 31, 2013 Goldcoast Dr., Cincinnati, OH (Goldcoast) [Member]	Dec. 31, 2012 Goldcoast Dr., Cincinnati, OH (Goldcoast) [Member] Predecessor [Member]	Mar. 31, 2013 Knightsbridge Dr., Hamilton, OH (Hamilton) [Member]	Dec. 31, 2012 Knightsbridge Dr., Hamilton, OH (Hamilton) [Member] Predecessor [Member]	Mar. 31, 2013 E. Monroe St., South Bend, IN (Monroe St.) [Member]	Dec. 31, 2012 E. Monroe St., South Bend, IN (Monroe St.) [Member] Predecessor [Member]	Mar. 31, 2013 Springer St., Lombard, IL (Lombard) [Member]	Dec. 31, 2012 Springer St., Lombard, IL (Lombard) [Member] Predecessor [Member]	Mar. 31, 2013 Crescent Circle, South Bend, IN (Blackthorn) [Member]	Dec. 31, 2012 Crescent Circle, South Bend, IN (Blackthorn) [Member] Predecessor [Member]	Mar. 31, 2013 Kingsview Dr., Lebanon, OH (Lebanon) [Member]	Dec. 31, 2012 Kingsview Dr., Lebanon, OH (Lebanon) [Member] Predecessor [Member]	Mar. 31, 2013 McAuley Place, Blue Ash, OH (Blue Ash) [Member]	Dec. 31, 2012 McAuley Place, Blue Ash, OH (Blue Ash) [Member] Predecessor [Member]	Mar. 31, 2013 Westway Park Blvd., Houston, TX (Houston West) [Member]	Dec. 31, 2012 Westway Park Blvd., Houston, TX (Houston West) [Member] Predecessor [Member]	Mar. 31, 2013 Westway Park Blvd., Houston, TX (Houston West 2) [Member]	Mar. 31, 2013 Southwest Fwy., Houston, TX (Galleria) [Member]	Dec. 31, 2012 Southwest Fwy., Houston, TX (Galleria) [Member] Predecessor [Member]	Mar. 31, 2013 E. Ben White Blvd., Austin, TX (Austin 1) [Member]	Dec. 31, 2012 E. Ben White Blvd., Austin, TX (Austin 1) [Member] Predecessor [Member]	Mar. 31, 2013 S. State Highway 121 Business Lewisville, TX (Lewisville) [Member]	Dec. 31, 2012 S. State Highway 121 Business Lewisville, TX (Lewisville) [Member] Predecessor [Member]	Mar. 31, 2013 Marsh Lane Carrollton, TX [Member]	Dec. 31, 2012 Marsh Lane Carrollton, TX [Member] Predecessor [Member]	Mar. 31, 2013 Midway Rd., Carrollton, TX [Member]	Dec. 31, 2012 Midway Rd., Carrollton, TX [Member] Predecessor [Member]	Mar. 31, 2013 Frankford Carrollton, TX [Member]	Dec. 31, 2012 Frankford Carrollton, TX [Member] Predecessor [Member]	Mar. 31, 2013 Bryan St., Dallas, TX [Member]	Dec. 31, 2012 Bryan St., Dallas, TX [Member] Predecessor [Member]	Mar. 31, 2013 North Freeway, Houston, TX (Greenspoint) [Member]	Dec. 31, 2012 North Freeway, Houston, TX (Greenspoint) [Member] Predecessor [Member]	Mar. 31, 2013 South Ellis Street Chandler, AZ (Phoenix) [Member]	Dec. 31, 2012 South Ellis Street Chandler, AZ (Phoenix) [Member] Predecessor [Member]	Mar. 31, 2013 Westover Hills Blvd, San Antonio, TX (San Antonio) [Member]	Dec. 31, 2012 Westover Hills Blvd, San Antonio, TX (San Antonio) [Member] Predecessor [Member]	Mar. 31, 2013 Metropolis Dr., Austin, TX (Austin 2) [Member]	Dec. 31, 2012 Metropolis Dr., Austin, TX (Austin 2) [Member] Predecessor [Member]	Mar. 31, 2013 Kestral Way (London) [Member]	Dec. 31, 2012 Kestral Way (London) [Member] Predecessor [Member]	Mar. 31, 2013 Jurong East (Singapore) [Member]	Dec. 31, 2012 Jurong East (Singapore) [Member] Predecessor [Member]
Schedule Of Investments In Real Estate [Line Items]
Land	$ 44.4	$ 44.5	$ 26.5	$ 0.9	$ 0.9					$ 0.6	$ 0.6									$ 4	$ 4			$ 1.4	$ 3.3	$ 2											$ 16.1	$ 16.1					$ 14.8	$ 15	$ 4.6	$ 4.6
Building and Improvements	740.7	722.5		108.7	108.7	20.2	20.2	47.2	46.8	6.7	6.7	49.2	49.9	2.5	3.2	2.6	2.6	3.3	3.3	71	71	0.6	0.6	88.3	87.8		66.4	66	22.5	22.6	75.9	76	0.1	0.1	2	2	37.2	34.6	0.1	0.1	1.3	1.3	39.5	38.7	31	30.8	22.7	22.7	32.1	17.1	9.6	9.7
Equipment	$ 68.7	$ 52.4	$ 16.1	$ 0.8	$ 0.8	$ 0.5	$ 0.4	$ 1.4	$ 0.5			$ 3.8	$ 2.1					$ 0.1	$ 0.1	$ 1.2	$ 1.1			$ 13.3	$ 12		$ 6.7	$ 6.6	$ 0.8	$ 0.8	$ 17.8	$ 9.6	$ 0.2	$ 0.2	$ 0.3	$ 0.3	$ 7.8	$ 5	$ 0.1		$ 0.4	$ 0.4	$ 7	$ 6.8	$ 5.2	$ 4.7	$ 0.8	$ 0.6	$ 0.4	$ 0.3	$ 0.1	$ 0.1

Investment in Real Estate - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended				1 Months Ended									1 Months Ended		1 Months Ended
	Dec. 31, 2012	Mar. 31, 2013	Dec. 31, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Jan. 31, 2012 Carrollton, Texas [Member]	Dec. 31, 2011 San Antonio, Texas [Member] Predecessor [Member]	Mar. 31, 2013 Land [Member] Houston West [Member] acre	Jul. 31, 2012 Land [Member] Houston West [Member] Predecessor [Member] acre	Jan. 31, 2012 Land [Member] Carrollton, Texas [Member] acre	Sep. 30, 2011 Land [Member] Phoenix, Arizona [Member] Predecessor [Member] acre	Dec. 31, 2011 Land [Member] San Antonio, Texas [Member] Predecessor [Member] acre	Jan. 31, 2012 Building [Member] Carrollton, Texas [Member] sqft	Dec. 31, 2012 Building [Member] Phoenix, Arizona [Member] Predecessor [Member] Colocation [Member] sqft	Dec. 31, 2011 Building [Member] San Antonio, Texas [Member] Predecessor [Member]	Dec. 31, 2012 Building [Member] San Antonio, Texas [Member] Predecessor [Member] Colocation [Member] sqft	Dec. 31, 2012 Construction in Progress [Member] Houston West [Member]	Jul. 31, 2012 Construction in Progress [Member] Houston West [Member] sqft
Real Estate Properties [Line Items]
Cost of construction in progress	$ 64.2	$ 92.6	$ 64.2	$ 49
Area purchased							33	6	30	56	10	659,340	36,000		36,000
Purchase Price					23.4	7.6	18.2	2	16.1	14.8	4.6	7.3		3			11.1
Real estate impairment	17.1
Buildings and improvements, disposals	0.6
Area of building to be constructed																	157,000
Amounts drawn from escrow to fund construction cost																$ 4.8

Debt and Other Financing Arrangements - Debt and Capital Lease Obligations (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2010	Dec. 31, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Mar. 31, 2013 6.375% Senior Notes Due 2022 [Member]	Nov. 20, 2012 6.375% Senior Notes Due 2022 [Member]	Dec. 31, 2012 6.375% Senior Notes Due 2022 [Member] Predecessor [Member]	Dec. 31, 2011 Related Party Note Due on Demand [Member] Predecessor [Member]	Dec. 31, 2010 Related Party Note Due 2018 [Member]	Dec. 31, 2011 Related Party Note Due 2018 [Member] Predecessor [Member]
Debt Instrument [Line Items]
Revolving credit agreement
Capital lease obligations	31		32.2	42.9
6 3/8% Senior Notes due 2022	525		525		525	525	525
Related party note		400		480.2				80.2	400	400
Other financing arrangements	62.9		60.8	48.2
Total	$ 618.9		$ 618	$ 571.3

Debt and Other Financing Arrangements - Debt and Capital Lease Obligations (Parenthetical) (Detail) (6.375% Senior Notes Due 2022 [Member])	Mar. 31, 2013	Nov. 20, 2012	Dec. 31, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]
Debt Instrument [Line Items]
Notes, interest rate	6.38%	6.38%	6.38%	6.38%

Debt and Other Financing Arrangements - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	1 Months Ended	2 Months Ended	3 Months Ended		12 Months Ended			1 Months Ended		3 Months Ended	12 Months Ended			1 Months Ended	2 Months Ended	3 Months Ended	1 Months Ended					3 Months Ended	12 Months Ended
	Jan. 23, 2013	Mar. 31, 2013 Center	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012 Center	Dec. 31, 2011	Dec. 31, 2010	Nov. 20, 2012 6.375% Senior Notes Due 2022 [Member]	Mar. 31, 2013 6.375% Senior Notes Due 2022 [Member]	Mar. 31, 2013 6.375% Senior Notes Due 2022 [Member] Cyrus One Lp and Cyrus One Finance Corp [Member]	Dec. 31, 2012 6.375% Senior Notes Due 2022 [Member] Cyrus One Lp and Cyrus One Finance Corp [Member]	Nov. 20, 2012 6.375% Senior Notes Due 2022 [Member] Semi Annual Payment First Payment [Member]	Nov. 20, 2012 6.375% Senior Notes Due 2022 [Member] Semi Annual Payment Second Payment [Member]	Jan. 23, 2013 6.375% Senior Notes [Member]	Mar. 31, 2013 6.375% Senior Notes [Member]	Mar. 31, 2012 6.375% Senior Notes [Member]	Nov. 20, 2012 Related Party Note Due on Demand [Member]	Dec. 31, 2012 Related Party Note Due on Demand [Member]	Dec. 31, 2011 Related Party Note Due on Demand [Member]	Dec. 31, 2010 Related Party Note Due on Demand [Member]	Dec. 31, 2010 Related Party Note Due 2018 [Member]	Mar. 31, 2013 Maximum [Member]	Dec. 31, 2012 Maximum [Member]	Mar. 31, 2013 Revolving Credit Facility [Member]	Dec. 31, 2012 Revolving Credit Facility [Member]	Nov. 20, 2012 Revolving Credit Facility [Member]	Mar. 31, 2013 Letter of Credit [Member]	Nov. 20, 2012 Letter of Credit [Member]	Mar. 31, 2013 Swing Line Loans [Member]	Nov. 20, 2012 Swing Line Loans [Member]	Mar. 31, 2013 Base Rate Borrowings [Member]	Nov. 20, 2012 Base Rate Borrowings [Member]	Mar. 31, 2013 LIBOR Borrowings [Member]	Nov. 20, 2012 LIBOR Borrowings [Member]
Debt Instrument [Line Items]
Credit agreement amount																								$ 225		$ 225	$ 50	$ 50	$ 30	$ 30
Maturity date of credit agreement			Nov 20, 2017		Nov 20, 2017
Outstanding borrowings on revolving credit agreement																								0	0
Net leverage ratio																															2.50%	2.50%	3.50%	3.50%
Shareholders cash dividends in an amount not to exceed																						95.00%	95.00%
Commitment fees			0.50%		0.50%
Operate center facilities recognized as capital leases		6			6
Interest expense on capital lease obligations	0.3	1.5		1.8	7.4	5.4	4.3
Issuing a note payable		525	525					525	525
Notes, interest rate								6.38%	6.38%												7.25%
Interest expense on senior notes														2.1	6.3	0
Maturity date senior notes										Nov 15, 2022	Nov 15, 2022
Percentage of redemption price										100.00%	100.00%
Percentage of senior notes declining redemption										103.19%	103.19%
Date on senior notes declining redemption										Nov 15, 2017	Nov 15, 2017
Percentage of senior notes declining redemption										102.13%	102.13%
Date on senior notes declining redemption										Nov 15, 2018	Nov 15, 2018
Percentage of senior notes declining redemption										101.06%	101.06%
Date on senior notes declining redemption										Nov 15, 2019	Nov 15, 2019
Percentage of senior notes declining redemption										100.00%	100.00%
Date on senior notes declining redemption										Nov 15, 2020	Nov 15, 2020
Date on senior notes declining redemption										Nov 15, 2015	Nov 15, 2015
Percentage of Redemption of the aggregate principal										35.00%	35.00%
Percentage of equity offering on principal amount										106.38%	106.38%
Percentage of Redemption of the least aggregate principal										65.00%	65.00%
Number of Redemption occurs										90 days	90 days
Deferred financing costs		16.5	16.5		16.9	0
Amortization of deferred financing costs	0.1	0.5		0	0.3	0	0
Total unencumbered assets			150.00%		150.00%
Shareholders cash dividends in amount not to exceed			95.00%		95.00%
Repayment of related party debt																	80
Date of related party debt repayment																	Nov 20, 2012
Average short-term borrowing rate																		5.00%	5.00%	4.20%
Issuing of note payable							400														400
Interest payment dates												--05-15	--11-15
First interest payment date								May 15, 2013
Registered older date for interest payments												--05-01	--11-01
Loss on extinguishment of debt						$ 1.4

Fair Value of Financial Instruments - Carrying Value and Fair Value of Other Financial Instruments (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2010	Mar. 31, 2013 Carrying Value [Member]	Mar. 31, 2013 Fair Value [Member]	Dec. 31, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2012 Predecessor [Member] Carrying Value [Member]	Dec. 31, 2011 Predecessor [Member] Carrying Value [Member]	Dec. 31, 2012 Predecessor [Member] Fair Value [Member]	Dec. 31, 2011 Predecessor [Member] Fair Value [Member]	Mar. 31, 2013 6.375% Senior Notes Due 2022 [Member]	Nov. 20, 2012 6.375% Senior Notes Due 2022 [Member]	Mar. 31, 2013 6.375% Senior Notes Due 2022 [Member] Carrying Value [Member]	Mar. 31, 2013 6.375% Senior Notes Due 2022 [Member] Fair Value [Member]	Dec. 31, 2012 6.375% Senior Notes Due 2022 [Member] Predecessor [Member]	Dec. 31, 2012 6.375% Senior Notes Due 2022 [Member] Predecessor [Member] Carrying Value [Member]	Dec. 31, 2012 6.375% Senior Notes Due 2022 [Member] Predecessor [Member] Fair Value [Member]	Dec. 31, 2011 Related Party Note Due on Demand [Member] Predecessor [Member]	Dec. 31, 2011 Related Party Note Due on Demand [Member] Predecessor [Member] Carrying Value [Member]	Dec. 31, 2011 Related Party Note Due on Demand [Member] Predecessor [Member] Fair Value [Member]	Dec. 31, 2010 Related Party Note Due 2018 [Member]	Dec. 31, 2011 Related Party Note Due 2018 [Member] Predecessor [Member]	Dec. 31, 2011 Related Party Note Due 2018 [Member] Predecessor [Member] Carrying Value [Member]	Dec. 31, 2011 Related Party Note Due 2018 [Member] Predecessor [Member] Fair Value [Member]
Fair Value Inputs Assets Liabilities Quantitative Information [Line Items]
6 3/8% Senior Notes due 2022	$ 525				$ 525						$ 525	$ 525	$ 525	$ 549.9	$ 525	$ 525	$ 547.3
Other financing arrangements	62.9		62.9	68.5	60.8	48.2	60.8	48.2	69.5	47.5
Related party note payable		$ 400				$ 480.2												$ 80.2	$ 80.2	$ 80.2	$ 400	$ 400	$ 400	$ 415.1

Fair Value of Financial Instruments - Carrying Value and Fair Value of Other Financial Instruments (Parenthetical) (Detail) (6.375% Senior Notes Due 2022 [Member])	Mar. 31, 2013	Nov. 20, 2012	Dec. 31, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Mar. 31, 2013 Successor [Member]
Fair Value Inputs Assets Liabilities Quantitative Information [Line Items]
Notes, interest rate	6.38%	6.38%	6.38%	6.38%	6.38%

Noncontrolling Interest - Additional Information (Detail) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended
	Mar. 31, 2013	Mar. 28, 2013
Noncontrolling Interest [Line Items]
Redemption value of noncontrolling interests	$ 973
Redemption value of noncontrolling interests based on closing price		$ 22.84
CyrusOne Inc. and CyrusOne GP [Member]
Noncontrolling Interest [Line Items]
Number of outstanding partnership units purchased	21.9
Percentage of outstanding partnership units purchased	33.90%
Cincinnati Bell Inc. [Member]
Noncontrolling Interest [Line Items]
Percentage of retained ownership	66.10%
Number of operating partnership units owned	42.6

Stockholders' Equity - Additional Information (Detail) (USD $)	1 Months Ended
Mar. 20, 2013
Schedule Of Stockholders Equity [Line Items]
Cash dividend payable to stockholders	$ 0.16
Distribution received	$ 0.16

Equity Incentive Plan - Additional Information (Detail) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Equity Incentive Plans [Line Items]
Compensation expense	$ 1.2	$ 3.4	$ 0.6	$ (0.2)
Unrecognized compensation expense	$ 17.9
2012 LTIP Plan [Member]
Equity Incentive Plans [Line Items]
Shares reserved for future issuance	4
Restricted Stock [Member]
Equity Incentive Plans [Line Items]
Issuance of restricted shares	1
Vesting period of restricted stock	3 years
Restricted shares issued as common stock	$ 19

Earnings (Loss) Per Share - Computation of Basic and Diluted Net Income (Loss) Per Share (Detail) (USD $) In Millions, except Per Share data, unless otherwise specified	1 Months Ended	2 Months Ended
	Jan. 23, 2013	Mar. 31, 2013
Numerator:
Net loss	$ (20.2)	$ (2.8)
Net loss allocated to participating share-based awards		1.8
Net loss applicable to common shareholders, Basic		(1)
Net loss applicable to common shareholders, Diluted		$ (1)
Denominator:
Weighted average common outstanding - basic		20.9
Time-based restricted stock			[1]
Convertible securities			[1]
Weighted average shares outstanding- Diluted		20.9
EPS:
Net loss per share- Basic		$ (0.05)
Effect of dilutive shares
Net loss per share- Diluted		$ (0.05)

[1]	We have excluded 0.2 million of restricted stock and 42.6 million of Operating Partnership units, convertible securities, from our diluted earnings per share as of March 31, 2013. These amounts were deemed anti-dilutive.

Earnings (Loss) Per Share - Computation of Basic and Diluted Net Income (Loss) Per Share (Parenthetical) (Detail) In Millions, unless otherwise specified	2 Months Ended
Mar. 31, 2013
Restricted Stock [Member]
Earnings Per Share [Line Items]
Anti-dilutive securities excluded from diluted earning per share	0.2
Operating Partnership Units [Member]
Earnings Per Share [Line Items]
Anti-dilutive securities excluded from diluted earning per share	42.6

Related Party Transactions - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	1 Months Ended		2 Months Ended	3 Months Ended		12 Months Ended			1 Months Ended			2 Months Ended	3 Months Ended	1 Months Ended	3 Months Ended	12 Months Ended	2 Months Ended		1 Months Ended	3 Months Ended		12 Months Ended	2 Months Ended	1 Months Ended		3 Months Ended		12 Months Ended			3 Months Ended	12 Months Ended			1 Months Ended	12 Months Ended			1 Months Ended	2 Months Ended	3 Months Ended	1 Months Ended	3 Months Ended	12 Months Ended	1 Months Ended	2 Months Ended	1 Months Ended	3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended	1 Months Ended	2 Months Ended	3 Months Ended	12 Months Ended				1 Months Ended		2 Months Ended	3 Months Ended	12 Months Ended				1 Months Ended	2 Months Ended	12 Months Ended			1 Months Ended	2 Months Ended	12 Months Ended
	Jan. 23, 2013	Nov. 30, 2012	Mar. 31, 2013	Mar. 31, 2013 D	Mar. 31, 2012	Dec. 31, 2012 D	Dec. 31, 2011	Dec. 31, 2010	Jan. 31, 2012 Minimum [Member]	Jan. 23, 2013 Maximum [Member]	Jan. 31, 2012 Maximum [Member]	Mar. 31, 2013 Maximum [Member]	Mar. 31, 2012 Maximum [Member]	Jan. 23, 2013 Transition Services Agreement [Member]	Mar. 31, 2012 Transition Services Agreement [Member]	Dec. 31, 2012 Transition Services Agreement [Member]	Mar. 31, 2013 Transition Services Agreement [Member] Maximum [Member]	Dec. 31, 2010 Related Party Note Due 2018 [Member]	Jan. 23, 2013 CBT [Member]	Mar. 31, 2013 CBT [Member]	Mar. 31, 2012 CBT [Member]	Dec. 31, 2012 CBT [Member]	Mar. 31, 2013 CBT [Member] Maximum [Member]	Oct. 31, 2012 CBF [Member]	Nov. 30, 2012 Cincinnati Bell Inc. [Member]	Mar. 31, 2013 Cincinnati Bell Inc. [Member]	Mar. 31, 2012 Cincinnati Bell Inc. [Member]	Dec. 31, 2012 Cincinnati Bell Inc. [Member]	Dec. 31, 2011 Cincinnati Bell Inc. [Member]	Dec. 31, 2010 Cincinnati Bell Inc. [Member]	Mar. 31, 2012 Cincinnati Bell Inc. [Member] Related Party Note Due 2018 [Member]	Dec. 31, 2012 Cincinnati Bell Inc. [Member] Related Party Note Due 2018 [Member]	Dec. 31, 2011 Cincinnati Bell Inc. [Member] Related Party Note Due 2018 [Member]	Dec. 31, 2010 Cincinnati Bell Inc. [Member] Related Party Note Due 2018 [Member]	Nov. 30, 2012 CBT and CBTS [Member] Renewals	Dec. 31, 2012 CBT and CBTS [Member]	Dec. 31, 2011 CBT and CBTS [Member]	Dec. 31, 2010 CBT and CBTS [Member]	Jan. 23, 2013 CBT and CBTS [Member] Maximum [Member]	Mar. 31, 2013 CBT and CBTS [Member] Maximum [Member]	Mar. 31, 2012 CBT and CBTS [Member] Maximum [Member]	Nov. 30, 2012 CBTS [Member]	Mar. 31, 2012 CBTS [Member]	Dec. 31, 2012 CBTS [Member]	Jan. 23, 2013 CBTS [Member] Maximum [Member]	Mar. 31, 2013 CBTS [Member] Maximum [Member]	Nov. 30, 2012 229 West Seventh Street Facility [Member] CBT [Member] Renewals	Mar. 31, 2013 229 West Seventh Street Facility [Member] CBT [Member] Renewals	Dec. 31, 2012 229 West Seventh Street Facility [Member] CBT [Member] Renewals	Mar. 31, 2013 229 West Seventh Street Facility [Member] CBT [Member] Maximum [Member]	Dec. 31, 2012 229 West Seventh Street Facility [Member] CBT [Member] Maximum [Member]	Jan. 23, 2013 Data Centers [Member]	Mar. 31, 2013 Data Centers [Member] Center	Mar. 31, 2012 Data Centers [Member]	Dec. 31, 2012 Data Centers [Member] Center	Dec. 31, 2011 Data Centers [Member]	Dec. 31, 2010 Data Centers [Member]	Nov. 30, 2012 Data Centers [Member] CBT [Member]	Jan. 23, 2013 Data Centers [Member] CBT and CBTS [Member]	Nov. 30, 2012 Data Centers [Member] CBT and CBTS [Member]	Mar. 31, 2013 Data Centers [Member] CBT and CBTS [Member]	Mar. 31, 2012 Data Centers [Member] CBT and CBTS [Member]	Dec. 31, 2012 Data Centers [Member] CBT and CBTS [Member]	Dec. 31, 2011 Data Centers [Member] CBT and CBTS [Member]	Dec. 31, 2010 Data Centers [Member] CBT and CBTS [Member]	Nov. 30, 2012 Data Centers [Member] CBTS [Member]	Nov. 30, 2012 209 West Seventh Street Facility [Member] CBT [Member] Renewals	Mar. 31, 2013 209 West Seventh Street Facility [Member] CBT [Member]	Dec. 31, 2012 209 West Seventh Street Facility [Member] CBT [Member]	Dec. 31, 2011 209 West Seventh Street Facility [Member] CBT [Member]	Dec. 31, 2010 209 West Seventh Street Facility [Member] CBT [Member]	Jan. 23, 2013 209 West Seventh Street Facility [Member] CBT [Member] Maximum [Member]	Mar. 31, 2013 209 West Seventh Street Facility [Member] CBT [Member] Maximum [Member]	Dec. 31, 2012 209 West Seventh Street Facility [Member] CBT [Member] Maximum [Member]
Related Party Transaction [Line Items]
Revenue recognized from arrangement														$ 0.1	$ 0.1	$ 0.5	$ 0.2																			$ 0.3	$ 0.3	$ 0.2	$ 0.1	$ 0.1	$ 0									$ 0.1	$ 0.1								$ 0.3		$ 1	$ 0.5	$ 5.4	$ 4.4	$ 2
Lease of data center colocation agreement amount																																																										3.8								1.6
Lease of data center colocation agreement period																																																												5 years
Duration of lease agreement																																			5 years												5 years																				5 years
Number of renewal option for lease agreement																																			3												3																				3
Initial annual base rent																																															0.1																				0.1
Percentage of rent increase per year																																																1.00%	1.00%																			1.00%	1.00%
Operating lease expense						5.9	5.7	1.5																											0.3																																			0.4	0.4	0.1	0.1	0.1
Annual fee paid for network Interface services																																			0.2							0.5
Expected transition period of network interface services																																			36 months							24 months
Number of data centers on lease																																																					2		2
Revenue associated with leases																																																				0.9	2.7	3.3	14.3	14.2	13.1
Operating expenses																																											0.4	1.5	0.1	0.1
Rate of services per gigabyte		0.56
Annual fee paid for operating services																				0.9		0.9
Operating expenses																			0.1		0.2	0.7	0.2
Period of connectivity services																				5 years		5 years
Payment by one Party to other party for building Infrastructure systems																																																0.2	0.2
Period of shared service agreement																																																15 years	15 years
Number of renewal option of shared service agreement																																																5	5
Period of each renewal option																																																5 years	5 years
Period of each renewal option under lease agreement																																																																			5 years
Employee benefit plan costs	0.2		0		0.7	3.5	1.8	1.1
Insurance costs under employee insurance program			0			0.4	0.4	0.2		0.1			0.1
Percentage of commission for recurring revenue									30.00%		140.00%
Termination of agreement with CBI				30		30
General and administrative expenses			5.4							0.1		0.1	0.1
Management fees																										0	0.7	2.5	2.3	3.6
Discount to receivables																								2.50%
Loss on sale of assets				0	1.2	3.2	3.5	1.8
Issuing of note payable																																		400
Percentage of interest on borrowing																		7.25%																7.25%
Interest expenses																											1.9	7	1.1	1.1	7.2	26	29
Average rate on advances and borrowings																												5.00%	5.00%	4.20%
Accounts payable and accrued expenses																									80
Decline in revenue				5		5
Approximate amount payable to CBI			8.2	8.2																						8.2		2.9
Dividend payable			10.3	10.3																						7.1
Payments related to other transactions																										1.1		2.9
Approximate amount receivable from CBI			23.2	23.2																						23.2		2.2
Receivables from CBI for reimbursement of transaction related compensation expense																										19.6
Other receivables from related party transactions																										3.6		2.2
Commission expense						0.3
Written notice required																												30 days
Due to affiliates and related parties																													$ 80.2

Income Taxes - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended
	Mar. 31, 2013 Subsidiary	Dec. 31, 2012	Dec. 31, 2011
Income Taxes [Line Items]
Number of subsidiaries as taxable REIT	2
Deferred tax assets valuation allowance		$ 1.9	$ 0.3
Unrecongnized tax benefits		0	0
Foreign Tax Authority [Member]
Income Taxes [Line Items]
Net operating loss carryforward		1.2
Operating loss carryforward, valuation allowance		1.2
Minimum [Member]
Income Taxes [Line Items]
Percentage of taxable income	90.00%
Maximum [Member]
Income Taxes [Line Items]
Percentage of taxable income	100.00%
Income taxes accrued	$ 0.1

Subsequent Event - Additional Information (Detail) (USD $) In Millions, except Share data, unless otherwise specified	1 Months Ended		1 Months Ended						1 Months Ended				1 Months Ended
	Jan. 31, 2013	Mar. 28, 2013	Jan. 31, 2013 IPO [Member]	Mar. 31, 2013 Land [Member] Houston West [Member] acre	Jan. 31, 2013 Subsequent Event [Member]	May 01, 2013 Subsequent Event [Member] Springer Street Lombard [Member]	Apr. 30, 2013 Subsequent Event [Member] Springer Street Lombard [Member]	May 03, 2013 Subsequent Event [Member] Industrial Road Florence [Member]	Jan. 31, 2013 Subsequent Event [Member] IPO [Member]	Jan. 31, 2013 Subsequent Event [Member] IPO [Member] Over Allotment Option [Member]	Mar. 31, 2013 Subsequent Event [Member] Land [Member] Houston West [Member] acre	Jan. 31, 2013 Cincinnati Bell Inc. [Member] Subsequent Event [Member]	Jan. 31, 2013 CyrusOne LP [Member] Subsequent Event [Member]
Subsequent Event [Line Items]
Purchase of Data Center Facility						$ 5.5	$ 5.5	$ 10.5
Common stock, shares issued	400,000		18,975,000		400,000				18,975,000	2,475,000
Share price		$ 22.84							$ 19
Initial public offering completed	January 24, 2013				January 24, 2013
Economic interest												69.00%
Conversion ratio													1
Date that option to exchange units commences					Jan 17, 2014
Area purchased				33							33
Purchase Price				$ 18.2							$ 18.2

Guarantors - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2013 Guarantors [Member]	Dec. 31, 2012 Guarantors [Member]	Mar. 31, 2013 Non-Guarantors [Member]	Dec. 31, 2012 Non-Guarantors [Member]	Mar. 31, 2013 CyrusOne LP [Member]	Dec. 31, 2012 CyrusOne LP [Member]	Jan. 31, 2013 IPO [Member]	Jan. 31, 2013 IPO [Member] Subsequent Event [Member]	Jan. 31, 2013 CyrusOne Inc. and CyrusOne GP [Member]	Jan. 31, 2013 CyrusOne Inc. and CyrusOne GP [Member] Subsequent Event [Member]	Mar. 31, 2013 6.375% Senior Notes Due 2022 [Member]	Dec. 31, 2012 6.375% Senior Notes Due 2022 [Member]
Guarantee Obligations Recourse Provisions [Line Items]
Senior Notes outstanding	$ 525											$ 525	$ 525
Amount received from initial public offering of common stock, net of underwriter's discount								$ 337.1	$ 337.1
Combined interest held on completion of transactions										33.90%	33.90%
General partner interest in CyrusOne LP						1.00%	1.00%
CyrusOne LP's ownership percentage		100.00%	100.00%	100.00%	100.00%
CyrusOne LLC with CyrusOne Foreign Holdings LLC's ownership percentage				100.00%	100.00%

Supplemental Guarantor Information - Condensed Consolidating Statements of Operations (Detail) (USD $) In Millions, unless otherwise specified	1 Months Ended	2 Months Ended	12 Months Ended			1 Months Ended	3 Months Ended								12 Months Ended			2 Months Ended		1 Months Ended	12 Months Ended	2 Months Ended	1 Months Ended	12 Months Ended	2 Months Ended	1 Months Ended	3 Months Ended	12 Months Ended			2 Months Ended	1 Months Ended	3 Months Ended	12 Months Ended		2 Months Ended	1 Months Ended	3 Months Ended	12 Months Ended
	Jan. 23, 2013	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Jan. 23, 2013 Predecessor [Member]	Dec. 31, 2012 Predecessor [Member]	Sep. 30, 2012 Predecessor [Member]	Jun. 30, 2012 Predecessor [Member]	Mar. 31, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Sep. 30, 2011 Predecessor [Member]	Jun. 30, 2011 Predecessor [Member]	Mar. 31, 2011 Predecessor [Member]	Dec. 31, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]	Mar. 31, 2013 Parent Guarantor [Member]	Mar. 31, 2013 LP Co-Issuer [Member]	Jan. 23, 2013 LP Co-Issuer [Member] Predecessor [Member]	Dec. 31, 2012 LP Co-Issuer [Member] Predecessor [Member]	Mar. 31, 2013 Finance Co-Issuers [Member]	Jan. 23, 2013 Finance Co-Issuers [Member] Predecessor [Member]	Dec. 31, 2012 Finance Co-Issuers [Member] Predecessor [Member]	Mar. 31, 2013 Guarantors [Member]	Jan. 23, 2013 Guarantors [Member] Predecessor [Member]	Mar. 31, 2012 Guarantors [Member] Predecessor [Member]	Dec. 31, 2012 Guarantors [Member] Predecessor [Member]	Dec. 31, 2011 Guarantors [Member] Predecessor [Member]	Dec. 31, 2010 Guarantors [Member] Predecessor [Member]	Mar. 31, 2013 Non-Guarantors [Member]	Jan. 23, 2013 Non-Guarantors [Member] Predecessor [Member]	Mar. 31, 2012 Non-Guarantors [Member] Predecessor [Member]	Dec. 31, 2012 Non-Guarantors [Member] Predecessor [Member]	Dec. 31, 2011 Non-Guarantors [Member] Predecessor [Member]	Mar. 31, 2013 Eliminations [Member]	Jan. 23, 2013 Eliminations [Member] Predecessor [Member]	Mar. 31, 2012 Eliminations [Member] Predecessor [Member]	Dec. 31, 2012 Eliminations [Member] Predecessor [Member]	Dec. 31, 2011 Eliminations [Member] Predecessor [Member]
Condensed Financial Statements, Captions [Line Items]
Revenue		$ 45				$ 15.1	$ 58	$ 56.7	$ 54	$ 52.1	$ 48	$ 46.5	$ 44.5	$ 42.7	$ 220.8	$ 181.7	$ 127.5								$ 44.5	$ 14.9	$ 51.9	$ 219.4	$ 181.5	$ 127.5	$ 0.5	$ 0.2	$ 0.2	$ 1.4	$ 0.2
Costs and expenses
Property operating expenses		15.3				4.8				17.3					76	58.2	43.9								15	4.8	16.8	74.1	57.9	43.9	0.3		0.5	1.9	0.3
Sales and marketing		2.1				0.7				1.8					9.7	9.1	6.8								2.1	0.7	1.7	9.5	9.1	6.8			0.1	0.2
General and administrative		5.4				1.5				4.5					20.7	12.5	7								5.4	1.4	4.5	20.6	12.4	7		0.1		0.1	0.1
Depreciation and amortization		16.4				5.3				16.4					73.4	55.5	36.2								15.8	5.2	15.8	71.9	55.1	36.2	0.6	0.1	0.6	1.5	0.4
Transaction-related compensation						20																				20
Transaction costs						0.1									5.7	2.6	9				5.7					0.1			2.6	9
Management fees charged by CBI										0.7					2.5	2.3	3.6										0.7	2.5	2.3	3.6
Loss on sale of receivables to an affiliate										1.2					3.2	3.5	1.8										1.2	3.2	3.5	1.8
Asset impairments															13.3													13.3
Restructuring costs			0	0	1.4												1.4													1.4
Total costs and expenses		39.2				32.4				41.9					204.5	143.7	109.7				5.7				38.3	32.2	40.7	195.1	142.9	109.7	0.9	0.2	1.2	3.7	0.8
Operating income		5.8				(17.3)	3.2	7.7	(4.8)	10.2	10	9.1	10.6	8.3	16.3	38	17.8				(5.7)				6.2	(17.3)	11.2	24.3	38.6	17.8	(0.4)		(1)	(2.3)	(0.6)
Interest expense		8.4				2.5				10.3					41.8	32.9	11.5		7.2	2.3	4.2	7.2	2.3	4.2	0.7	0.1	9.4	35	32.3	11.5	0.5	0.1	0.9	2.6	0.6	(7.2)	(2.3)		(4.2)
Loss on extinguishment of debt				1.4												1.4													1.4
Income (loss) before income taxes		(2.6)				(19.8)				(0.1)					(25.5)	3.7	6.3		(7.2)	(2.3)	(9.9)	(7.2)	(2.3)	(4.2)	5.5	(17.4)	1.8	(10.7)	4.9	6.3	(0.9)	(0.1)	(1.9)	(4.9)	(1.2)	7.2	2.3		4.2
Income tax benefit		0.2				0.4				0.6					(5.1)	2.2	2.7								0.2	0.4	0.6	(5.1)	2.2	2.7
Income (loss) from continuing operations		(2.8)				(20.2)				(0.7)					(20.4)	1.5	3.6		(7.2)	(2.3)	(9.9)	(7.2)	(2.3)	(4.2)	5.3	(17.8)	1.2	(5.6)	2.7	3.6	(0.9)	(0.1)	(1.9)	(4.9)	(1.2)	7.2	2.3		4.2
Equity earnings (loss) related to investment in subsidiaries																		(2.8)	4.4	(17.9)	(10.4)				(0.9)	(0.1)	(1.9)	(4.9)	(1.2)							(0.7)	18	1.9	15.3	1.2
Gain on sale of real estate improvements															0.1		(0.1)											0.1		(0.1)
Net Income	(20.2)	(2.8)				(20.2)	(6.9)	(2.8)	(9.9)	(0.7)	(0.3)	0.5	1.4	(0.1)	(20.3)	1.5	3.5	(2.8)	(2.8)	(20.2)	(20.3)	(7.2)	(2.3)	(4.2)	4.4	(17.9)	(0.7)	(10.4)	1.5	3.5	(0.9)	(0.1)	(1.9)	(4.9)	(1.2)	6.5	20.3	1.9	19.5	(1.2)
Noncontrolling interest in net loss		(1.9)																(1.9)
Net income (loss) attributable to common shareholders		$ (0.9)																$ (0.9)	$ (2.8)			$ (7.2)			$ 4.4						$ (0.9)					$ 6.5

Supplemental Guarantor Information - Condensed Consolidating Balance Sheets (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Jan. 23, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Jan. 23, 2013 Predecessor [Member]	Dec. 31, 2012 Predecessor [Member]	Mar. 31, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]	Mar. 31, 2013 Parent Guarantor [Member]	Dec. 31, 2012 Parent Guarantor [Member] Predecessor [Member]	Mar. 31, 2013 General Partner [Member]	Mar. 31, 2013 LP Co-Issuer [Member]	Jan. 23, 2013 LP Co-Issuer [Member]	Jan. 23, 2013 LP Co-Issuer [Member] Predecessor [Member]	Dec. 31, 2012 LP Co-Issuer [Member] Predecessor [Member]	Mar. 31, 2013 Finance Co-Issuers [Member]	Dec. 31, 2012 Finance Co-Issuers [Member] Predecessor [Member]	Mar. 31, 2013 Guarantors [Member]	Jan. 23, 2013 Guarantors [Member]	Jan. 23, 2013 Guarantors [Member] Predecessor [Member]	Dec. 31, 2012 Guarantors [Member] Predecessor [Member]	Mar. 31, 2012 Guarantors [Member] Predecessor [Member]	Dec. 31, 2011 Guarantors [Member] Predecessor [Member]	Dec. 31, 2010 Guarantors [Member] Predecessor [Member]	Mar. 31, 2013 Non-Guarantors [Member]	Jan. 23, 2013 Non-Guarantors [Member]	Jan. 23, 2013 Non-Guarantors [Member] Predecessor [Member]	Dec. 31, 2012 Non-Guarantors [Member] Predecessor [Member]	Mar. 31, 2012 Non-Guarantors [Member] Predecessor [Member]	Dec. 31, 2011 Non-Guarantors [Member] Predecessor [Member]	Mar. 31, 2013 Eliminations [Member]	Dec. 31, 2012 Eliminations [Member] Predecessor [Member]	Dec. 31, 2011 Eliminations [Member] Predecessor [Member]
Condensed Financial Statements, Captions [Line Items]
Land	$ 44.4						$ 44.5		$ 26.5											$ 44.4			$ 44.5		$ 26.5
Buildings and improvements	740.7						722.5		568.6											699.1			695.7		543		41.6			26.8		25.6
Equipment	68.7						52.4		16.1											68.2			52		16.1		0.5			0.4
Construction in progress	92.6		64.2				64.2		49											92.6			51.4		48					12.8		1
Subtotal	946.4						883.6		660.2											904.3			843.6		633.6		42.1			40		26.6
Accumulated depreciation	(192.1)						(176.7)		(131.2)											(189.6)			(174.8)		(130.9)		(2.5)			(1.9)		(0.3)
Net investment in real estate	754.3						706.9		529											714.7			668.8		502.7		39.6			38.1		26.3
Cash and cash equivalents	328.6	12.3				12.3	16.5	1.9	0.6	4.9				0.1	0.1	0.1				327.6	11.2	11.2	15.6	0.6	0.4	4.9	0.9	1	1	0.9	1.3	0.2
Investment in subsidiary											816.5		8.2	841.8			497.2			(0.6)			0.4		(0.1)								(1,665.9)	(497.6)	0.1
Rent and other receivables	30						33.2													29.2			32.6				0.8			0.6
Restricted cash	2.6						6.3													2.6			6.3
Goodwill	276.2		276.2	276.2			276.2		276.2											276.2			276.2		276.2
Intangible assets, net	98.4						102.6		120.7											98.4			102.6		120.7
Intercompany and loan receivable														506.9			508.2	507.9	508.2	0.2													(1,015)	(1,016.4)
Due from affiliates	23.2						2.2													23.2			2.2
Other assets	60.7						67		28.2			7.9		16.4			17	16.4	17	43.5			41.6		27.9		0.8			0.5		0.3	(16.4)	(17)
Total assets	1,574						1,210.9		954.7		816.5	7.9	8.2	1,365.2			1,022.4	524.3	525.2	1,515			1,146.3		927.8		42.1			40.1		26.8	(2,697.3)	(1,531)	0.1
Related party note payable					400				480.2																480.2
Accounts payable and accrued expenses	60.3						29.5		22.2			0.8		23.7			4.4	13	4.4	35.6			24.2		21.8		1			0.1		0.4	(13)	(4.4)
Deferred revenue	51.7		52.8	49			52.8		49											51.1			52.3		49		0.6			0.5
Intercompany and loan payable																				506.9			508				0.2			0.2			(507.1)	(508.2)
Due to affiliates	8.2						2.9													8.2			2.9
Total divisional control									311.5																311.5							(0.1)			0.1
Capital lease obligations	31						32.2		42.9											22.3			23.2		33.8		8.7			9		9.1
Long-term debt	525						525							525			525	525	525														(525)	(525)
Other financing arrangements	62.9						60.8		48.2											30.9			31		30.8		32			29.8		17.4
Other liabilities	18.4						7.6		0.7											18.2			7.5		0.7		0.2			0.1
Total parent's net investment							500.1					7.1					493		(4.2)				497.2							0.4				(493.4)
Total liabilities	757.5						710.8		643.2			0.8		548.7			529.4	538	529.4	673.2			649.1		616.3		42.7			39.7		26.9	(1,045.1)	(1,037.6)
Total equity	816.5		500.1				500.1				816.5		8.2	816.5				(13.7)		841.8							(0.6)						(1,652.2)
Total liabilities and equity	$ 1,574						$ 1,210.9		$ 954.7		$ 816.5	$ 7.9	$ 8.2	$ 1,365.2			$ 1,022.4	$ 524.3	$ 525.2	$ 1,515			$ 1,146.3		$ 927.8		$ 42.1			$ 40.1		$ 26.8	$ (2,697.3)	$ (1,531)	$ 0.1

Supplemental Guarantor Information - Condensed Consolidating Statements of Cash Flows (Detail) (USD $) In Millions, unless otherwise specified	2 Months Ended	1 Months Ended	3 Months Ended	12 Months Ended				2 Months Ended	12 Months Ended		2 Months Ended	1 Months Ended	3 Months Ended	12 Months Ended			2 Months Ended	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Jan. 23, 2013 Predecessor [Member]	Mar. 31, 2012 Predecessor [Member]	Dec. 31, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]	Dec. 31, 2012 Parent Guarantor [Member] Predecessor [Member]	Mar. 31, 2013 LP Co-Issuer [Member]	Dec. 31, 2012 LP Co-Issuer [Member] Predecessor [Member]	Dec. 31, 2012 Finance Co-Issuers [Member] Predecessor [Member]	Mar. 31, 2013 Guarantors [Member]	Jan. 23, 2013 Guarantors [Member] Predecessor [Member]	Mar. 31, 2012 Guarantors [Member] Predecessor [Member]	Dec. 31, 2012 Guarantors [Member] Predecessor [Member]	Dec. 31, 2011 Guarantors [Member] Predecessor [Member]	Dec. 31, 2010 Guarantors [Member] Predecessor [Member]	Mar. 31, 2013 Non-Guarantors [Member]	Mar. 31, 2012 Non-Guarantors [Member] Predecessor [Member]	Dec. 31, 2012 Non-Guarantors [Member] Predecessor [Member]	Dec. 31, 2011 Non-Guarantors [Member] Predecessor [Member]	Dec. 31, 2012 Eliminations [Member] Predecessor [Member]
Condensed Financial Statements, Captions [Line Items]
Net cash provided by (used in) operating activities	$ 22.9	$ 2	$ 12.5	$ 44.5	$ 66	$ 43.5	$ (7.1)	$ (1.2)	$ (5.3)	$ 0.4	$ 23.8	$ 1.9	$ 13.8	$ 60.7	$ 66.9	$ 43.5	$ 0.3	$ (1.3)	$ (3.8)	$ (0.9)	$ (0.4)
Cash flows from investing activities
Capital expenditures - acquisitions of real estate	(18.2)		(23.4)	(25.4)	(22.4)						(18.2)		(23.4)	(25.1)	(22.4)				(0.3)
Capital expenditures - other	(26.7)	(7.7)	(29.4)	(202.9)	(95.1)	(29.3)					(26.6)	(7.7)	(29.4)	(202.9)	(95.1)	(29.3)	(0.1)
Proceeds from sale of assets				0.2
Advances from affiliates				(18.3)	11.6	(11.6)									11.6
Investment in subsidiaries								(337.1)
Increase in restricted cash				(11.1)										(11.1)
Release of restricted cash	1.8	1.9		4.8							1.8	1.9		4.8
Advances to affiliates				(18.3)		(11.6)								(18.3)		(11.6)
Intercompany advances, net								1.2	(508.2)	(508.2)	(1.2)	(0.1)		508.1					0.1		508.2
Other, net				0.1	0.1	0.4								0.1	0.1	0.4
Net cash provided by (used in) investing activities	(43.1)	(5.8)	(52.8)	(252.6)	(105.8)	(40.5)		(335.9)	(508.2)	(508.2)	(44.2)	(5.9)	(52.8)	255.8	(105.8)	(40.5)	(0.1)		(0.2)		508.2
Cash flows from financing activities
Borrowings from affiliates, net			44	119.8	66.6	15.5							44	119.8	66.6	15.5
Issuance of common stock/partnership units	360.5							337.1
Repayment of related party note				(400)										(400)
Payments of IPO-related fees	(23.4)
Proceeds from issuance of debt				525					525	525											(525)
Payment on capital lease obligations	(0.6)	(0.6)	(1.6)	(9)	(7)	(10.2)					(0.3)	(0.6)	(1.6)	(8.4)	(7)	(10.2)	(0.3)		(0.6)
Debt issuance costs				(17.2)					(17.2)	(17.2)											17.2
Contribution from parent guarantor											337.1
Payments on financing obligations					(16.2)										(16.2)
Contributions (distributions) from (to) parent, net		0.2	(0.4)	5.4	(7.8)	(3.7)	7.1		5.7			0.2	(2.8)	(12.7)	(8.9)	(3.7)		2.4	5.3	1.1
Other, net			(0.4)		(0.1)	0.3							(0.4)		(0.1)	0.3
Net cash provided by (used in) financing activities	336.5	(0.4)	41.6	224	35.5	1.9	7.1	337.1	513.5	507.8	336.8	(0.4)	39.2	(301.3)	34.4	1.9	(0.3)	2.4	4.7	1.1	(507.8)
Net (decrease) increase in cash and cash equivalents	316.3	(4.2)	1.3	15.9	(4.3)	4.9					316.4	(4.4)	0.2	15.2	(4.5)	4.9	(0.1)	1.1	0.7	0.2
Cash and cash equivalents at beginning of period	12.3	16.5	0.6	0.6	4.9			0.1			11.2	15.6	0.4	0.4	4.9		1	0.2	0.2
Cash and cash equivalents at end of period	$ 328.6	$ 12.3	$ 1.9	$ 16.5	$ 0.6	$ 4.9		$ 0.1			$ 327.6	$ 11.2	$ 0.6	$ 15.6	$ 0.4	$ 4.9	$ 0.9	$ 1.3	$ 0.9	$ 0.2

Description of Business and Basis of Presentation - Additional Information (Detail) (USD $) In Millions, except Share data, unless otherwise specified	1 Months Ended	3 Months Ended	12 Months Ended	1 Months Ended			1 Months Ended				12 Months Ended	1 Months Ended
	Jan. 31, 2013	Mar. 31, 2013 Center	Dec. 31, 2012 Center	Jan. 31, 2013 IPO [Member]	Dec. 31, 2007 GramTel [Member]	Jun. 30, 2010 Cyrus Networks [Member]	Jan. 31, 2013 Subsequent Event [Member]	Jan. 31, 2013 Subsequent Event [Member] IPO [Member]	Jan. 31, 2013 CyrusOne LP [Member] Ratio	Nov. 20, 2012 CyrusOne LP [Member]	Dec. 31, 2012 CyrusOne LP [Member] Subsequent To December 31, 2012 [Member] Ratio	Jan. 31, 2013 CyrusOne LP [Member] Subsequent Event [Member]	Jan. 31, 2013 CyrusOne Inc. and CyrusOne GP [Member]	Jan. 31, 2013 CyrusOne Inc. and CyrusOne GP [Member] Subsequent Event [Member]	Jan. 31, 2013 Cincinnati Bell Inc. [Member]	Jun. 11, 2010 Cincinnati Bell Inc. [Member] Cyrus Networks [Member]	Jan. 31, 2013 Cincinnati Bell Inc. [Member] Subsequent Event [Member]
Description Of Business And Basis Of Presentation [Line Items]
Number of data operating centers		24	24
Operating partnership units issued										123,688,687
Reverse unit split executed									2.8		2.8
Operating partnership units owned									44,100,000		44,102,556
Number of years data centers business operated			10 years
Data center operator acquired, purchase price					$ 20	$ 526										$ 526
Common stock, shares issued	400,000			18,975,000			400,000	18,975,000
Amount received from initial public offering of common stock, net of underwriter's discount				$ 337.1				$ 337.1
Operations partnership units purchased												19,000,000
Initial public offering completed	January 24, 2013						January 24, 2013
Partnership units exchanged	1,500,000						1,500,000
Number of common shares issued to directors and employees	1,000,000						1,000,000
Combined interest held on completion of transactions													33.90%	33.90%
Remaining combined interest held															66.10%		66.10%

Acquisitions - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	2 Months Ended	12 Months Ended		1 Months Ended	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2011	Jun. 30, 2010 Cyrus Networks [Member]	Jan. 23, 2013 Predecessor [Member]	Mar. 31, 2012 Predecessor [Member]	Dec. 31, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member] Cyrus Networks [Member]	Jun. 11, 2010 Cincinnati Bell Inc. [Member] Cyrus Networks [Member]
Business Acquisition [Line Items]
Equity interest acquired										100.00%
Purchase price			$ 526							$ 526
Revenues contributed by acquiree									44.9
Operating income contributed by acquiree									0.6
Acquisition costs									9
Management fees					0.7	2.5	2.3	3.6	1.8
Decrease in goodwill upon finalization of purchase price		$ 0.1

The Fair Value of the Assets Acquired and Liabilities Assumed (Detail) (Predecessor [Member], USD $) In Millions, unless otherwise specified	Jun. 11, 2010
Predecessor [Member]
Investment in real estate:
Buildings and improvements	$ 136.8
Equipment	4.6
Construction in progress	10.4
Investment in real estate	151.8
Goodwill	269.5
Intangible assets	138
Other assets	12.8
Total assets acquired	572.1
Liabilities assumed
Accounts payable and accrued expenses	5.2
Deferred revenue	7.7
Other financing arrangements	32.1
Other liabilities	0.8
Total liabilities assumed	45.8
Net assets acquired	$ 526.3

Allocation of the Purchase Price to Intangible Assets Acquired (Detail) (Predecessor [Member], USD $) In Millions, unless otherwise specified	1 Months Ended
Jun. 11, 2010
Business Acquisition [Line Items]
Fair Value	$ 138
Weighted - Average Amortization Period (in Years)	16 years
Customer Relationships [Member]
Business Acquisition [Line Items]
Fair Value	126.7
Weighted - Average Amortization Period (in Years)	15 years
Trademarks [Member]
Business Acquisition [Line Items]
Fair Value	7.4
Weighted - Average Amortization Period (in Years)	15 years
Favorable leasehold interests [Member]
Business Acquisition [Line Items]
Fair Value	$ 3.9
Weighted - Average Amortization Period (in Years)	56 years

Unaudited Pro Forma Results of Operations (Detail) (Predecessor [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Predecessor [Member]
Business Acquisition [Line Items]
Revenue	$ 159.1	$ 130.8
Income (loss) from continuing operations	$ 8.8	$ (1.5)

Pro Forma Adjustments (Detail) (Predecessor [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Business Acquisition, Pro Forma Information, Nonrecurring Adjustment [Line Items]
Pro forma Income (loss) from continuing operations	$ 8.8	$ (1.5)
Proforma Adjustments [Member]
Business Acquisition, Pro Forma Information, Nonrecurring Adjustment [Line Items]
Pro forma Income (loss) from continuing operations	(2.4)	(22)
Proforma Adjustments [Member] | Elimination of Deferred Installation Revenue [Member]
Business Acquisition, Pro Forma Information, Nonrecurring Adjustment [Line Items]
Pro forma Income (loss) from continuing operations	(1.7)	(1.6)
Proforma Adjustments [Member] | Elimination of Deferred Sales Commissions [Member]
Business Acquisition, Pro Forma Information, Nonrecurring Adjustment [Line Items]
Pro forma Income (loss) from continuing operations	0.8	0.8
Proforma Adjustments [Member] | Increase in Depreciation and Amortization on Acquired Property and Intangibles [Member]
Business Acquisition, Pro Forma Information, Nonrecurring Adjustment [Line Items]
Pro forma Income (loss) from continuing operations	(6.5)	(12.9)
Proforma Adjustments [Member] | Reclass Acquisition Costs to Earliest Year Presented [Member]
Business Acquisition, Pro Forma Information, Nonrecurring Adjustment [Line Items]
Pro forma Income (loss) from continuing operations	9	(9)
Proforma Adjustments [Member] | Higher Interest Costs Associated with Acquisition-Related Debt [Member]
Business Acquisition, Pro Forma Information, Nonrecurring Adjustment [Line Items]
Pro forma Income (loss) from continuing operations	(1.4)	(4.4)
Proforma Adjustments [Member] | Tax Effects of Above Entries [Member]
Business Acquisition, Pro Forma Information, Nonrecurring Adjustment [Line Items]
Pro forma Income (loss) from continuing operations	$ (2.6)	$ 5.1

Goodwill, Intangible and Other Long-Lived Assets - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended				3 Months Ended	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Mar. 31, 2013	Jun. 30, 2012 Significant Unobservable Inputs (Level 3) [Member] Customer Relationships [Member]	Dec. 31, 2012 Significant Unobservable Inputs (Level 3) [Member] Customer Relationships [Member]	Dec. 31, 2012 Significant Unobservable Inputs (Level 3) [Member] Other long lived assets [Member]
Schedule Of Goodwill And Other Intangible Assets [Line Items]
Goodwill	$ 276.2	$ 276.2		$ 276.2
Estimated fair value of intangible assets					2.8	2.8	2.4
Impairment of intangible assets					1.5	1.5	11.8
Amortization expense	$ 16.4	$ 15.5	$ 9.2

Goodwill, Intangible and Other Long-Lived Assets - Carrying Values for Major Classes of Intangible Asset (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2012 Customer Relationships [Member] Predecessor [Member]	Dec. 31, 2011 Customer Relationships [Member] Predecessor [Member]	Dec. 31, 2012 Trademarks [Member] Predecessor [Member]	Dec. 31, 2011 Trademarks [Member] Predecessor [Member]	Dec. 31, 2012 Favorable leasehold interests [Member] Predecessor [Member]	Dec. 31, 2011 Favorable leasehold interests [Member] Predecessor [Member]
Finite-Lived Intangible Assets [Line Items]
Weighted- Average Life				15 years		15 years		56 years
Gross Carrying Amount		$ 140.8	$ 147.9	$ 129.5	$ 136.6	$ 7.4	$ 7.4	$ 3.9	$ 3.9
Accumulated Amortization	$ (42.5)	$ (38.2)	$ (27.2)	$ (36.8)	$ (26.4)	$ (1.2)	$ (0.7)	$ (0.2)	$ (0.1)

Goodwill, Intangible and Other Long-Lived Assets - Estimated Future Amortization Expense (Detail) (Predecessor [Member], USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Predecessor [Member]
Finite-Lived Intangible Assets [Line Items]
2013	$ 16.9
2014	16.9
2015	14.6
2016	11.5
2017	$ 9.4

Sale of Accounts Receivable - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Oct. 31, 2012 CBF [Member]	Oct. 01, 2012 Previously Derecognized Receivables [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Discount to receivables		2.50%
Accounts receivables			$ 25.9
Derecognized receivables	20.7
Delinquent receivables	$ 3.3

Sale of Accounts Receivable - Credit Losses on Sold Receivables (Detail) (USD $) In Millions, unless otherwise specified	2 Months Ended	1 Months Ended	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Jan. 23, 2013 Predecessor [Member]	Mar. 31, 2012 Predecessor [Member]	Dec. 31, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Receivables sold, net				$ 127.8	$ 137.5	$ 70.2
Proceeds upon sale				124.6	134	68.4
Loss on sale			1.2	3.2	3.5	1.8
Servicing fees received				$ 0.1	$ 0.1	$ 0.1

Debt and Other Financing Arrangements - Annual Minimum Payments Associated with Other Financing Arrangements (Detail) (Predecessor [Member], USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Predecessor [Member]
Other Financing Arrangements [Line Items]
2013	$ 6
2014	6.4
2015	6.6
2016	6.7
2017	6.9
Thereafter	42.3
Total financing arrangements	$ 74.9

Debt and Other Financing Arrangements - Annual Principal Maturities (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2013 6.375% Senior Notes Due 2022 [Member]	Nov. 20, 2012 6.375% Senior Notes Due 2022 [Member]	Dec. 31, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2012 Predecessor [Member] 6.375% Senior Notes Due 2022 [Member]
Proforma Debt Instrument [Line Items]
Capital lease, 2013				$ 6.3
Capital lease, 2014				4
Capital lease, 2015				3.5
Capital lease, 2016				3.8
Capital lease, 2017				2.6
Capital lease, Thereafter				12
Total debt on capital lease	31			32.2	42.9
Long term debt, 2013
Long term debt, 2014
Long term debt, 2015
Long term debt, 2016
Long term debt, 2017
Long term debt, Thereafter						525
Total long term debt	525	525	525	525		525
Debt, 2013				6.3
Debt, 2014				4
Debt, 2015				3.5
Debt, 2016				3.8
Debt, 2017				2.6
Debt, Thereafter				537
Total debt				$ 557.2

Fair Value of Financial Instruments - Non-recurring Fair Value Measurements (Detail) (USD $) In Millions, unless otherwise specified	2 Months Ended	1 Months Ended	3 Months Ended	12 Months Ended						12 Months Ended
	Mar. 31, 2013	Jan. 23, 2013 Predecessor [Member]	Mar. 31, 2012 Predecessor [Member]	Dec. 31, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]	Dec. 31, 2012 Fair Value, Measurements, Nonrecurring [Member]	Dec. 31, 2012 Fair Value, Measurements, Nonrecurring [Member] Predecessor [Member]	Dec. 31, 2012 Fair Value, Measurements, Nonrecurring [Member] Predecessor [Member] Significant Unobservable Inputs (Level 3) [Member]	Dec. 31, 2012 Fair Value, Measurements, Nonrecurring [Member] Customer Relationships [Member]	Dec. 31, 2012 Fair Value, Measurements, Nonrecurring [Member] Buildings and Improvements [Member]
Fair Value Assets And Liabilities Measured On Nonrecurring Basis [Line Items]
Customer relationships								$ 2.8	$ 2.8
Buildings and improvements								2.4	2.4
Impairment Losses				$ (13.3)			$ (13.3)			$ (1.5)	$ (11.8)

Fair Value of Financial Instruments - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Jun. 30, 2012 Customer Relationships [Member] Significant Unobservable Inputs (Level 3) [Member]	Dec. 31, 2012 Customer Relationships [Member] Significant Unobservable Inputs (Level 3) [Member]	Dec. 31, 2012 Other long lived assets [Member] Significant Unobservable Inputs (Level 3) [Member]	Jun. 30, 2012 Other long lived assets [Member] Significant Unobservable Inputs (Level 3) [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Estimated fair value of intangible assets		$ 2.8	$ 2.8	$ 2.4
Impairment of intangible assets		1.5	1.5	11.8
Fair Value Measurement, Discount Rate Percentage		12.00%		12.00%
Intangible assets, net	$ 98.4				$ 14.2

Parent's Net Investment - Additional Information (Detail) (USD $)	1 Months Ended	12 Months Ended						1 Months Ended			12 Months Ended	1 Months Ended		12 Months Ended
	Jan. 23, 2013	Dec. 31, 2010	Dec. 31, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]	Jun. 11, 2010 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member] Cyrus Networks [Member]	Aug. 06, 2012 Cincinnati Bell Inc. [Member]	Dec. 31, 2010 Cincinnati Bell Inc. [Member]	Dec. 31, 2012 Cincinnati Bell Inc. [Member] Common Stock Issuance Costs [Member]	Dec. 31, 2011 Cincinnati Bell Inc. [Member] Predecessor [Member]	Jan. 31, 2013 CyrusOne LP [Member] Ratio	Nov. 20, 2012 CyrusOne LP [Member]	Dec. 31, 2012 CyrusOne LP [Member] Subsequent To December 31, 2012 [Member] Ratio
Investment [Line Items]
Stock issued during the period shares new issue								100
Stock issued during the period value new issue	$ 337,100,000							$ 1,000
Contribution from Parent	19,600,000		203,500,000		366,700,000					7,100,000
Operating partnership units issued													123,688,687
Intercompany payables and other liabilities assumed						45,800,000							203,500,000
Reverse unit split executed												2.8		2.8
Operating partnership units owned														44,102,556
Distribution to Parent											7,800,000
Acquisition-related debt net of net of associated discount and issuance costs		160,200,000					159,600,000
Related party notes payable to CBI		24,800,000
Issuance of note payable to CBI		400,000,000		480,200,000					400,000,000
Distribution on debt restructuring									215,000,000
Other distributions to Parent, net		$ 800,000

Future Minimum Lease Payment Receivable (Detail) (Predecessor [Member], USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Predecessor [Member]
Schedule Of Operating Leases Future Minimum Payments Receivable [Line Items]
2013	$ 135.2
2014	106.5
2015	70.7
2016	49.6
2017	$ 34.1

Pension and Other Employee Benefit Plans - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012 Plans	Dec. 31, 2011	Dec. 31, 2010
Pension And Other Employee Benefit Plans [Line Items]
Number of defined contribution plans	2
Defined contribution plans, direct and allocated contributions	$ 0.4	$ 0.4	$ 0.3
Allocated cost	$ 0.1	$ 0.8	$ 0.9

Stock-Based Compensation Plans - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Allocated stock-based compensation expense (benefit)	$ 1.2	$ 3.4	$ 0.6	$ (0.2)
Tax (benefit) expense associated with stock based compensation		$ (0.9)	$ (0.2)	$ 0.1
Stock Options [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Vesting period		3 years
Expiration period		10 years
Performance Based Stock Option and Other Awards [Member] | Minimum [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Vesting period		3 years
Performance Based Stock Option and Other Awards [Member] | Maximum [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Vesting period		4 years

Restructuring Charges - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	2 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Restructuring Acquisition And Integration Charges [Line Items]
Restructuring charge		$ 0	$ 0	$ 1.4

Income Tax Benefit (Detail) (USD $) In Millions, unless otherwise specified	2 Months Ended	1 Months Ended	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Jan. 23, 2013 Predecessor [Member]	Mar. 31, 2012 Predecessor [Member]	Dec. 31, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]
Income tax expense (benefit):
Continuing operations	$ 0.2	$ 0.4	$ 0.6	$ (5.1)	$ 2.2	$ 2.7
Loss on sale of real estate improvements						(0.1)
Total				(5.1)	2.2	2.6
Current:
Federal
Foreign
State and local				0.9	0.6	0.3
Total current				0.9	0.6	0.3
Deferred:
Federal				(5.7)	1.5	2.1
Foreign				(1.6)	(0.2)
State and local				(0.3)		0.3
Total deferred				(7.6)	1.3	2.4
Valuation allowance				1.6	0.3
Total	$ 0.2	$ 0.4	$ 0.6	$ (5.1)	$ 2.2	$ 2.7

Reconciliation of Statutory Federal Income Tax Rate with Effective Tax Rate (Detail) (Predecessor [Member])	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Predecessor [Member]
Schedule Of Income Tax Reconciliation [Line Items]
U.S. federal statutory rate	35.00%	35.00%	35.00%
Partnership income not taxed at federal statutory rate	(7.00%)	0.00%	0.00%
State and local income taxes, net of federal income tax	(1.40%)	11.60%	5.70%
Change in valuation allowance, net of federal income tax	(5.60%)	6.60%	0.30%
Nondeductible portion of meals and entertainment	(0.50%)	3.60%	1.50%
Effects of foreign income taxes	(0.20%)	2.20%	0.00%
Other differences, net	(0.20%)	0.40%	0.20%
Effective tax rate	20.10%	59.40%	42.70%

Components of Deferred Tax Assets and Liabilities (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Deferred tax assets:
Valuation allowance	$ (1.9)	$ (0.3)
Predecessor [Member]
Deferred tax assets:
Net operating loss carryforwards	1.3	16	7.7
Real estate and other property	1.1
Unearned revenue	0.1	5.7	4.2
Other		0.3	0.9
Total deferred tax assets	2.5	22	12.8
Valuation allowance	(1.9)	(0.3)	(0.1)
Total deferred tax assets, net of valuation allowance	0.6	21.7	12.7
Deferred tax liabilities:
Real estate and other property		17.5	8.2
Employee compensation	0.1	1.7	0.6
Other		0.6	0.5
Total deferred tax liabilities	0.1	19.8	9.3
Net deferred tax assets	$ 0.5	$ 1.9	$ 3.4

Commitment and Contingencies - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	2 Months Ended	12 Months Ended					3 Months Ended			12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Minimum [Member]	Dec. 31, 2012 Maximum [Member]	Mar. 31, 2013 Subsequent Event [Member] Minimum [Member]	Mar. 31, 2013 Subsequent Event [Member] Maximum [Member]	Dec. 31, 2012 CBF [Member]	Dec. 31, 2012 Letter of Credit [Member]	Dec. 31, 2011 Letter of Credit [Member]	Dec. 31, 2010 Letter of Credit [Member]
Commitment And Contingencies [Line Items]
Management fees changed by CBI										$ 0.1	$ 0.4	$ 0.7
Operating lease expense		5.9	5.7	1.5
Minimum purchase commitments		50
Period of agreement					1 year	2 years
Maximum contingent payment									60
Contingent incentive expense		0
Compensation expense expected							$ 18	$ 23

Commitment and Contingencies - Summary of Future Minimum Lease Payments (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Operating Leases Future Minimum Payments Due [Line Items]
2013	$ 3.7
2014	1.1
2015	0.9
2016	0.5
2017
Thereafter	1
Total	$ 7.2

Summary of Quarterly Financial Data (Detail) (USD $) In Millions, unless otherwise specified	1 Months Ended	2 Months Ended	1 Months Ended	3 Months Ended								12 Months Ended
	Jan. 23, 2013	Mar. 31, 2013	Jan. 23, 2013 Predecessor [Member]	Dec. 31, 2012 Predecessor [Member]	Sep. 30, 2012 Predecessor [Member]	Jun. 30, 2012 Predecessor [Member]	Mar. 31, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Sep. 30, 2011 Predecessor [Member]	Jun. 30, 2011 Predecessor [Member]	Mar. 31, 2011 Predecessor [Member]	Dec. 31, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]
Schedule Of Quarterly Financial Summary [Line Items]
Revenue		$ 45	$ 15.1	$ 58	$ 56.7	$ 54	$ 52.1	$ 48	$ 46.5	$ 44.5	$ 42.7	$ 220.8	$ 181.7	$ 127.5
Operating income		5.8	(17.3)	3.2	7.7	(4.8)	10.2	10	9.1	10.6	8.3	16.3	38	17.8
Net income (loss)	$ (20.2)	$ (2.8)	$ (20.2)	$ (6.9)	$ (2.8)	$ (9.9)	$ (0.7)	$ (0.3)	$ 0.5	$ 1.4	$ (0.1)	$ (20.3)	$ 1.5	$ 3.5

Schedule II Valuation and Qualifying Accounts (Detail) (Predecessor [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Allowance for Doubtful Accounts [Member]
Valuation and Qualifying Accounts Disclosure [Line Items]
Beginning of Period		$ 0.2	$ 0.2
Charge (Benefit) to Expenses	0.1	0.2
To(from) Other Account
Deductions/(Additions)	(0.2)	0.4
End of Period	0.3		0.2
Deferred Tax Valuation Allowance [Member]
Valuation and Qualifying Accounts Disclosure [Line Items]
Beginning of Period	0.3	0.1	0.1
Charge (Benefit) to Expenses	1.6	0.2
To(from) Other Account
End of Period	$ 1.9	$ 0.3	$ 0.1

Schedule II Valuation and Qualifying Accounts (Parenthetical) (Detail) (CBF [Member])	1 Months Ended
Oct. 31, 2012
Valuation and Qualifying Accounts Disclosure [Line Items]
Discount to receivables	2.50%
Predecessor [Member]
Valuation and Qualifying Accounts Disclosure [Line Items]
Discount to receivables	2.50%

Schedule III Real Estate Properties and Accumulated Depreciation (Detail) (Predecessor [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011	Dec. 31, 2010
Real Estate and Accumulated Depreciation [Line Items]
Initial Costs, Land	$ 42.6
Initial Costs, Improvements	244.5
Initial Costs, Equipment	4.5
Cost Capitalized Subsequent to Acquisition, Land	2
Cost Capitalized Subsequent to Acquisition, Improvements	493.8
Cost Capitalized Subsequent to Acquisition, Equipment	47.9
Gross Carrying Amount, Land	44.5
Gross Carrying Amount, Improvements	722.5
Gross Carrying Amount, Equipment	52.4
Accumulated Depreciation and Amortization	176.7
Historical Cost, Property
Balance-beginning of period	660.2		498.4	317.6
Disposals	(1.2)		(1.2)	(0.5)
Impairments	(17.1)
Additions (acquisitions and improvements)	241.7		163	181.3
Balance, end of period	883.6		660.2	498.4
Accumulated Depreciation, Property
Balance-beginning of period	131.2		94.7	69
Disposals	(1.2)		(1.2)	(0.1)
Impairments	(5.3)
Additions (depreciation and amortization expense)	52		37.7	25.8
Balance, end of period	176.7		131.2	94.7
West Seventh St., Cincinnati, OH (7th Street) [Member]
Real Estate and Accumulated Depreciation [Line Items]
Initial Costs, Land	0.9
Initial Costs, Improvements	42.2
Cost Capitalized Subsequent to Acquisition, Improvements	66.5
Cost Capitalized Subsequent to Acquisition, Equipment	0.8
Gross Carrying Amount, Land	0.9
Gross Carrying Amount, Improvements	108.7
Gross Carrying Amount, Equipment	0.8
Accumulated Depreciation and Amortization	55.9
Acquisition	1999
Parkway Dr., Mason, OH (Mason) [Member]
Real Estate and Accumulated Depreciation [Line Items]
Cost Capitalized Subsequent to Acquisition, Improvements	20.2
Cost Capitalized Subsequent to Acquisition, Equipment	0.4
Gross Carrying Amount, Improvements	20.2
Gross Carrying Amount, Equipment	0.4
Accumulated Depreciation and Amortization	8.6
Acquisition	2004
Industrial Rd., Florence, KY (Florence) [Member]
Real Estate and Accumulated Depreciation [Line Items]
Initial Costs, Improvements	7.7
Cost Capitalized Subsequent to Acquisition, Improvements	39.1
Cost Capitalized Subsequent to Acquisition, Equipment	0.5
Gross Carrying Amount, Improvements	46.8
Gross Carrying Amount, Equipment	0.5
Accumulated Depreciation and Amortization	20.1
Acquisition	2005
Goldcoast Dr., Cincinnati, OH (Goldcoast) [Member]
Real Estate and Accumulated Depreciation [Line Items]
Initial Costs, Land	0.6
Cost Capitalized Subsequent to Acquisition, Improvements	6.7
Gross Carrying Amount, Land	0.6
Gross Carrying Amount, Improvements	6.7
Accumulated Depreciation and Amortization	1.5
Acquisition	2007
Knightsbridge Dr., Hamilton, OH (Hamilton) [Member]
Real Estate and Accumulated Depreciation [Line Items]
Initial Costs, Improvements	9.5
Cost Capitalized Subsequent to Acquisition, Improvements	40.4
Cost Capitalized Subsequent to Acquisition, Equipment	2.1
Gross Carrying Amount, Improvements	49.9
Gross Carrying Amount, Equipment	2.1
Accumulated Depreciation and Amortization	15.3
Acquisition	2007
E. Monroe St., South Bend, IN (Monroe St.) [Member]
Real Estate and Accumulated Depreciation [Line Items]
Cost Capitalized Subsequent to Acquisition, Improvements	2.9	[1]
Gross Carrying Amount, Improvements	3.2	[1]
Accumulated Depreciation and Amortization	1.6	[1]
Acquisition	2007	[1]
Bridge St., Grand Rapids, MI [Member]
Real Estate and Accumulated Depreciation [Line Items]
Acquisition	2007	[2]
Springer St., Lombard, IL (Lombard) [Member]
Real Estate and Accumulated Depreciation [Line Items]
Initial Costs, Improvements	3.2	[3]
Cost Capitalized Subsequent to Acquisition, Improvements	13.7	[3]
Gross Carrying Amount, Improvements	2.6	[3]
Accumulated Depreciation and Amortization	0.2	[3]
Acquisition	2008	[3]
Crescent Circle, South Bend, IN (Blackthorn) [Member]
Real Estate and Accumulated Depreciation [Line Items]
Initial Costs, Improvements	1.1	[1]
Cost Capitalized Subsequent to Acquisition, Improvements	1.7	[1]
Cost Capitalized Subsequent to Acquisition, Equipment	0.1	[1]
Gross Carrying Amount, Improvements	3.3	[1]
Gross Carrying Amount, Equipment	0.1	[1]
Accumulated Depreciation and Amortization	0.8	[1]
Acquisition	2008	[1]
Kingsview Dr., Lebanon, OH (Lebanon) [Member]
Real Estate and Accumulated Depreciation [Line Items]
Initial Costs, Land	4
Initial Costs, Improvements	12.3
Cost Capitalized Subsequent to Acquisition, Improvements	58.7
Cost Capitalized Subsequent to Acquisition, Equipment	1.1
Gross Carrying Amount, Land	4
Gross Carrying Amount, Improvements	71
Gross Carrying Amount, Equipment	1.1
Accumulated Depreciation and Amortization	12.8
Acquisition	2008
McAuley Place, Blue Ash, OH (Blue Ash) [Member]
Real Estate and Accumulated Depreciation [Line Items]
Initial Costs, Improvements	2.6	[4]
Cost Capitalized Subsequent to Acquisition, Improvements	0.3	[4]
Gross Carrying Amount, Improvements	0.6	[4]
Acquisition	2009	[4]
Westway Park Blvd., Houston, TX (Houston West) [Member]
Real Estate and Accumulated Depreciation [Line Items]
Initial Costs, Land	1.4
Initial Costs, Improvements	21.4
Initial Costs, Equipment	0.1
Cost Capitalized Subsequent to Acquisition, Land	2
Cost Capitalized Subsequent to Acquisition, Improvements	66.4
Cost Capitalized Subsequent to Acquisition, Equipment	11.9
Gross Carrying Amount, Land	3.3
Gross Carrying Amount, Improvements	87.8
Gross Carrying Amount, Equipment	12
Accumulated Depreciation and Amortization	13.7
Acquisition	2010
Southwest Fwy., Houston, TX (Galleria) [Member]
Real Estate and Accumulated Depreciation [Line Items]
Initial Costs, Improvements	56
Initial Costs, Equipment	2
Cost Capitalized Subsequent to Acquisition, Improvements	10
Cost Capitalized Subsequent to Acquisition, Equipment	4.6
Gross Carrying Amount, Improvements	66
Gross Carrying Amount, Equipment	6.6
Accumulated Depreciation and Amortization	14.8
Acquisition	2010
E. Ben White Blvd., Austin, TX (Austin 1) [Member]
Real Estate and Accumulated Depreciation [Line Items]
Initial Costs, Improvements	11.9
Initial Costs, Equipment	0.2
Cost Capitalized Subsequent to Acquisition, Improvements	10.7
Cost Capitalized Subsequent to Acquisition, Equipment	0.6
Gross Carrying Amount, Improvements	22.6
Gross Carrying Amount, Equipment	0.8
Accumulated Depreciation and Amortization	4.3
Acquisition	2010
S. State Highway 121 Business Lewisville, TX (Lewisville) [Member]
Real Estate and Accumulated Depreciation [Line Items]
Initial Costs, Improvements	46.2
Initial Costs, Equipment	2.2
Cost Capitalized Subsequent to Acquisition, Improvements	29.8
Cost Capitalized Subsequent to Acquisition, Equipment	7.4
Gross Carrying Amount, Improvements	76
Gross Carrying Amount, Equipment	9.6
Accumulated Depreciation and Amortization	18.5
Acquisition	2010
Marsh Lane Carrollton, TX [Member]
Real Estate and Accumulated Depreciation [Line Items]
Cost Capitalized Subsequent to Acquisition, Improvements	0.1
Cost Capitalized Subsequent to Acquisition, Equipment	0.2
Gross Carrying Amount, Improvements	0.1
Gross Carrying Amount, Equipment	0.2
Accumulated Depreciation and Amortization	0.1
Acquisition	2010
Midway Rd., Carrollton, TX [Member]
Real Estate and Accumulated Depreciation [Line Items]
Initial Costs, Improvements	1.8
Cost Capitalized Subsequent to Acquisition, Improvements	0.2
Cost Capitalized Subsequent to Acquisition, Equipment	0.3
Gross Carrying Amount, Improvements	2
Gross Carrying Amount, Equipment	0.3
Accumulated Depreciation and Amortization	1.8
Acquisition	2010
Frankford Carrollton, TX [Member]
Real Estate and Accumulated Depreciation [Line Items]
Initial Costs, Land	16.1
Cost Capitalized Subsequent to Acquisition, Improvements	34.6
Cost Capitalized Subsequent to Acquisition, Equipment	5
Gross Carrying Amount, Land	16.1
Gross Carrying Amount, Improvements	34.6
Gross Carrying Amount, Equipment	5
Accumulated Depreciation and Amortization	1.1
Acquisition	2012
Bryan St., Dallas, TX [Member]
Real Estate and Accumulated Depreciation [Line Items]
Initial Costs, Improvements	0.1
Gross Carrying Amount, Improvements	0.1
Accumulated Depreciation and Amortization	0.1
Acquisition	2010
North Freeway, Houston, TX (Greenspoint) [Member]
Real Estate and Accumulated Depreciation [Line Items]
Cost Capitalized Subsequent to Acquisition, Improvements	1.3
Cost Capitalized Subsequent to Acquisition, Equipment	0.4
Gross Carrying Amount, Improvements	1.3
Gross Carrying Amount, Equipment	0.4
Accumulated Depreciation and Amortization	0.6
Acquisition	2010
South Ellis Street Chandler, AZ (Phoenix) [Member]
Real Estate and Accumulated Depreciation [Line Items]
Initial Costs, Land	15
Cost Capitalized Subsequent to Acquisition, Improvements	38.7
Cost Capitalized Subsequent to Acquisition, Equipment	6.8
Gross Carrying Amount, Land	15
Gross Carrying Amount, Improvements	38.7
Gross Carrying Amount, Equipment	6.8
Accumulated Depreciation and Amortization	0.3
Acquisition	2011
Westover Hills Blvd, San Antonio, TX (San Antonio) [Member]
Real Estate and Accumulated Depreciation [Line Items]
Initial Costs, Land	4.6
Initial Costs, Improvements	3
Cost Capitalized Subsequent to Acquisition, Improvements	27.8
Cost Capitalized Subsequent to Acquisition, Equipment	4.7
Gross Carrying Amount, Land	4.6
Gross Carrying Amount, Improvements	30.8
Gross Carrying Amount, Equipment	4.7
Accumulated Depreciation and Amortization	1
Acquisition	2011
Metropolis Dr., Austin, TX (Austin 2) [Member]
Real Estate and Accumulated Depreciation [Line Items]
Cost Capitalized Subsequent to Acquisition, Improvements	22.7
Cost Capitalized Subsequent to Acquisition, Equipment	0.6
Gross Carrying Amount, Improvements	22.7
Gross Carrying Amount, Equipment	0.6
Accumulated Depreciation and Amortization	1.8
Acquisition	2011
Kestral Way (London) [Member]
Real Estate and Accumulated Depreciation [Line Items]
Initial Costs, Improvements	16.5
Cost Capitalized Subsequent to Acquisition, Improvements	0.6
Cost Capitalized Subsequent to Acquisition, Equipment	0.3
Gross Carrying Amount, Improvements	17.1
Gross Carrying Amount, Equipment	0.3
Accumulated Depreciation and Amortization	0.6
Acquisition	2011
Jurong East (Singapore) [Member]
Real Estate and Accumulated Depreciation [Line Items]
Initial Costs, Improvements	9
Cost Capitalized Subsequent to Acquisition, Improvements	0.7
Cost Capitalized Subsequent to Acquisition, Equipment	0.1
Gross Carrying Amount, Improvements	9.7
Gross Carrying Amount, Equipment	0.1
Accumulated Depreciation and Amortization	$ 1.2
Acquisition	2011

[1]	The "Gross Carrying Amount" for this respective asset, reflects an impairment of $0.7 million recorded in 2012.
[2]	This lease expired in January 2012.
[3]	The "Gross Carrying Amount" for this respective asset, reflects an impairment of $13.3 million recorded in 2012.
[4]	The "Gross Carrying Amount" for this respective asset, reflects an impairment of $2.4 million recorded in 2012.

Schedule III Real Estate Properties and Accumulated Depreciation (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Real Estate and Accumulated Depreciation [Line Items]
Impairment of real estate	$ 17.1
Predecessor [Member]
Real Estate and Accumulated Depreciation [Line Items]
Total properties for federal income tax purposes	1,147.8
Predecessor [Member] | E. Monroe St., South Bend, IN (Monroe St.) [Member]
Real Estate and Accumulated Depreciation [Line Items]
Impairment of real estate	0.7
Predecessor [Member] | Springer St., Lombard, IL (Lombard) [Member]
Real Estate and Accumulated Depreciation [Line Items]
Impairment of real estate	13.3
Predecessor [Member] | Crescent Circle, South Bend, IN (Blackthorn) [Member]
Real Estate and Accumulated Depreciation [Line Items]
Impairment of real estate	0.7
Predecessor [Member] | McAuley Place, Blue Ash, OH (Blue Ash) [Member]
Real Estate and Accumulated Depreciation [Line Items]
Impairment of real estate	$ 2.4